   As filed with the Securities and Exchange Commission on May 15, 1998


                                                     Registration Nos. 333-20649
                                                                        811-8033

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 7

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                 Amendment No. 9

                        (Check Appropriate Box or Boxes)

             Security Capital Real Estate Mutual Funds Incorporated
               (Exact Name of Registrant as Specified in Charter)
                             11 South LaSalle Street
                             Chicago, Illinois 60603
                                 (312) 345-5800
          (Address of Principal Executive Offices, Including Zip Code,
                   and Telephone Number, Including Area Code)



                              Anthony R. Manno Jr.

          Security Capital Global Capital Management Group Incorporated

                             11 South LaSalle Street
                             Chicago, Illinois 60603
                     (Name and Address of Agent for Service)


                                 With Copies to:



Jeffrey C. Nellessen                               Jeffrey A. Klopf
Security Capital Global Capital Management Group   Security Capital Group
Incorporated                                       Incorporated
11 South LaSalle Street                            125 Lincoln Avenue
Chicago, Illinois 60603                            Santa Fe, New Mexico 87501



Diane E. Ambler
Mayer, Brown & Platt
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006


      It is proposed that this filing will become effective (check appropriate box):


__  immediately upon filing pursuant       X   on June 30, 1998 pursuant
    to paragraph (b).                          to paragraph (a)(1) of Rule 485.
__  on (date) pursuant to paragraph (b).   __  75 days after filing pursuant to
__  60 days after filing pursuant to           paragraph (a)(2).
    paragraph (a)(1).                      __  on (date pursuant to paragraph
                                               (a)(2) of Rule 485.


      If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered................................Common Stock

                              CROSS REFERENCE TABLE


                              Pursuant to Rule 495

                    Showing Location in Part A (Prospectus),
                Part B (Statement of Additional Information), and
              Part C (Other Information) of Registration Statement

                       Information Required by Form N-1A


                                     PART A


      Item of Form N-1A                               Prospectus Caption
      -----------------                               ------------------


1.    Cover Page                              Cover Page

2.    Synopsis                                Description of SC-REMFs and SC-US

3.    Condensed Financial Information         Financial Highlights

4.    General Description of Registrant       Description of SC-REMFs and SC-US

5.    Management of SC-US                     Management of SC-US

5A.   Management's Discussion of Fund         Performance Information
      Performance

6.    Capital Stock and Other Securities      Organization and Description of
                                              Capital Stock

7.    Purchase of Securities Being Offered    Purchase of Shares

8.    Redemption or Repurchase                Redemption of Shares

9.    Pending Legal Proceedings               Not Applicable

                                     PART B


                                              Statement of Additional
      Item of Form N-1A                       Information Caption
      -----------------                       -------------------


10.   Cover Page                              Cover Page

11.   Table of Contents                       Table of Contents

12.   General Information and History         Organization and Description of
                                              Capital Stock

13.   Investment Objectives and Policies      Investment Objectives and
                                              Policies

14.   Management of SC-REMFs                  Management of SC-REMFs

15.   Control Persons and Principal Holders   Organization and Description of
      of Securities                           Capital Stock

                                              Statement of Additional
Item of Form N-1A                             Information Caption
-----------------                             -------------------


16.   Investment Advisory and Other Services  Management of SC-REMFs; Portfolio
                                              Transactions and Brokerage

17.   Brokerage Allocation and Other          Management of SC-REMFs; Portfolio
      Practices                               Transactions and Brokerage

18.   Capital Stock and Other Securities      Organization and Description of
                                              Capital Stock


19.   Purchase, Redemption and Pricing of     Distribution Plans; Determination
      Securities Being Offered                of Net Asset Value; Redemption of
                                              Shares


20.   Tax Status                              Taxation

21.   Underwriters                            Distributor

22.   Calculation of Performance Data         Performance Information

23.   Financial Statements                    Financial Statement

                                     PART C


      Item of Form N-1A                               Part C Caption
      -----------------                               --------------


24.   Financial Statements and Exhibits       Financial Statements and Exhibits

25.   Persons Controlled by or Under          Persons Controlled By or Under
      Common Control With Registrant          Common Control with Registrant

26.   Number of Holders of Securities         Number of Holders of Securities

27.   Indemnification                         Indemnification

28.   Business and Other Connections of       Business and Other Connections of
      Investment Adviser                      Investment Adviser

29.   Principal Underwriters                  Principal Underwriter

30.   Location of Accounts and Records        Location of Accounts and Records

31.   Management Services                     Management Services

32.   Undertakings                            Undertakings

33.   Signatures                              Signatures

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital U.S. Real Estate Shares ("SC-US") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-US seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long term, SC-US's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-US.



      By this Prospectus, Class I shares of SC-US are being offered. Class I shares are sold at net asset value without a sales charge to investors whose minimum initial investment is $250,000. Class I shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-US's distributor ("Distributor"), and various financial intermediaries. SC-US also offers Class R shares to investors whose minimum initial investment is $2,500. Class R shares have different expenses than Class I shares which would affect performance. Investors desiring to obtain information about SC-US's Class R shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor. This Prospectus provides you with information specific to the Class I shares of SC-US. It contains information you should know before you invest in SC-US.


      Investors are advised to read this Prospectus and retain it for future reference.



      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-US. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital European Real Estate Shares, Security Capital Asia/Pacific Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information dated [_______________,1998], containing additional and more detailed information about SC-US has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or by writing SC-US's Sub-Administrator at: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

      This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             [_______________, 1998]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Expenses...................................................................   2

Financial Highlights.......................................................   4

Description of SC-US.......................................................   5

Investment Objective and Policies..........................................   5

Investment Strategy........................................................   6

Risk Factors...............................................................   8

Non-Diversified Status & Portfolio Turnover................................   9

Directors, Officers and Other Personnel....................................   9

Investment Advisory Agreement..............................................  12

Administrator and Sub-Administrator........................................  13

Distribution and Servicing Plan............................................  13

Determination of Net Asset Value...........................................  14

Purchase of Shares.........................................................  14

Redemption of Shares.......................................................  16

Dividends and Distributions................................................  18

Taxation...................................................................  18

Organization and Description of Capital Stock..............................  19

Custodian and Transfer and Dividend
  Disbursing Agent...................................... ..................  20

Reports to Shareholders....................................................  20

Performance Information....................................................  20

Year 2000 Risks............................................................  21

Additional Information.....................................................  21

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-US.

Annual Fund Operating Expenses

      The Class I shares of SC-US pay for certain expenses attributable to Class I shares directly out of SC-US's Class I assets. These expenses are related to management of SC-US, administration and other services. For example, SC-US pays an advisory fee and an administrative fee to SC (US) Management. SC-US also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-US's Class I assets to calculate SC-US's Class I net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-US and the portion of SC-US's operating expenses that they might expect to bear indirectly.


                                  Fee Table (1)


Shareholder Transaction Expenses:
    Maximum sales charge on purchases and reinvested distributions...      None
    Redemption fee (2)...............................................      None
Annual Fund Operating Expenses (after expense waivers and/or reimbursements, as a percentage of average net assets):
     Management fees.................................................      .60%
     12b-1 fees (3)..................................................      .25%
     Other expenses (4)..............................................      .15%
                                                                       --------
     Total fund operating expenses (5)...............................    1.00%


(1) SC-US's net investment income and net expenses for the period January 1, 1997 through December 16, 1997 were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof were combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.


(2) SC-US's transfer agent charges a service fee of $12.00 for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-US's distributor ("Distributor"), may be subject to a transaction fee.



(3) SC-REMFs has adopted a Distribution and Service Plan for SC-US Class I shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-US pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-US's Class I average daily net assets. As a result, long-term Class I shareholders of SC-US may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").



(4) Other Expenses are based upon the operating experience of SC-US since April 23, 1997, the effective date of its registration statement under the Securities Act of 1933, as amended.



(5) From April 23, 1997 through December 16, 1997, SCGCMG committed to waive fees and/or reimburse expenses to maintain SC-US's operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses at no more than 1.20% of SC-US's average daily net assets. Since December 17, 1997 and for the year ending December 31, 1998, SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-US's Class I total fund operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.00% of the value of SC-US's

    Class I average daily net assets. Without such waiver and/or reimbursement, SC-US's other expenses would have been .34% of SC-US's Class I average daily net assets from April 23, 1997 to December 16, 1997 and .32% of SC-US's Class I average daily net assets from December 17, 1997 to December 31, 1997. Similarly, total fund operating expenses would have been 1.19% of SC-US's Class I average daily net assets from April 23, 1997 to December 16, 1997 and 1.17% of SC-US's Class I average daily net assets from December 17, 1997 to December 31, 1997.



Expenses reflected in the Fee Table are expressed as a percentage of SC-US's average daily net assets for the year ending December 31, 1997 and have been restated to reflect current fees.


Example


                                                         One   Three    Five    Ten
                                                        Year   Years   Years   Years
                                                        ----   -----   -----   -----
A shareholder would bear the following expenses on
a $1,000 investment, assuming: a five percent annual
return and operating expenses as outlined in the fee
table above............................................. $10    $32     $55     $122


      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-US's assets.

                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

      The following audited financial highlights should be read in conjunction with the financial information and notes thereto which appear in the Statement of Additional Information.

SECURITY CAPITAL U.S. REAL ESTATE SHARES INCORPORATED - CLASS I SHARES(1)


Financial Highlights                                          April 23, 1997(2)
                                                                   through
Per Share Data:                                               December 31, 1997
                                                              -----------------
Net asset value, beginning of period                                $10.15
                                                              -----------------
Income from investment operations:
   Net investment income                                              0.31
   Net realized and unrealized gain
       on investments                                                 2.49
                                                              -----------------
   Total from investment operations                                   2.80
                                                              -----------------
Less distributions:
   Dividends from net investment income                              (0.31)
   Dividends in excess of net investment income                      (0.15)
   Distributions from net realized gains                             (0.54)
                                                              -----------------
       Total distributions                                           (1.00)
                                                              -----------------
Net asset value, end of period                                       11.95
                                                              =================
Total return(3)                                                      29.92%
Supplemental data and ratios:
   Net assets, end of period                                  $116,560,328
Ratio of expenses to average net assets(4)(5)                        1.15%
   Ratio of net investment income to average net assets(4)(5)         4.08%
   Portfolio turnover rate(6)                                        82.10%
   Average commission rate paid per share(6)                       $0.0595


(1) On December 16, 1997, the shares held by SC-US's existing shareholders were split into Class R and Class I shares based on the amount then invested in SC-US. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby SC-US's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof were combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.

(2) Date the Fund was effective with the SEC.


(3) Not annualized for the period April 23, 1997 through December 31, 1997.



(4) Annualized for the period April 23, 1997 through December 31, 1997.



(5) Without expense reimbursements of $30,276 for the period April 23, 1997 through December 31, 1997, $22,063 of which represents the amortization of organizational expenses attributable to Class I shares, the ratio of expenses to average net assets would have been 1.19% and the ratio of net investment income to average net assets would have been 4.04%.



(6) Portfolio turnover and average commissions rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              DESCRIPTION OF SC-US



      SC-US is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-US, Security Capital European Real Estate Shares ("SC-EURO"), Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").


      SC-US issues two classes of shares, one of which, Class I shares, includes investors whose minimum initial investment is $250,000. The second class of shares, Class R shares, which are offered to all other eligible investors, offers different services and incurs different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock." SC-US Class I shares are offered by this prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

      SC-US's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long term, SC-US's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. SC-US's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-US's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental and thus may be changed by SC-US's Board of Directors without shareholder approval. There can be no assurance that SC-US's investment objective will be achieved.

Real Estate Securities


      Under normal circumstances, SC-US will invest at least 80% of its assets in real estate securities, including real estate investment trusts ("REITs") and other publicly-traded real estate securities. Such equity securities will consist of (i) common stocks, (ii) rights or warrants to purchase common stocks,
(iii) securities convertible into common stocks where the conversion feature represents, in SC (US) Management's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of SC-US's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in such real estate. SC-US may invest in securities issued by real estate companies, organized primarily in the U.S., that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-US will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.


Real Estate Investment Trusts

      SC-US may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Illiquid Securities


      SC-US will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG will monitor the liquidity of such restricted securities under the supervision of SC-REMFs's Board of Directors. If SC-US invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. See the Statement of Additional Information for further discussion of illiquid securities.


Debt Securities and Money Market Instruments


      SC-US may invest in debt securities from time to time, if SCGCMG believes investing in such securities might help achieve SC-US's objective. SC-US may invest in debt securities to the extent consistent with its investment policies, although SCGCMG expects that under normal circumstances the Funds are not likely to invest a substantial portion of their assets in debt securities.



      SC-US will invest only in securities rated "investment grade" or considered by SCGCMG to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in Appendix A to the Statement of Additional Information.


      When, in the judgment of SC (US) Management, market or general economic conditions justify a temporary defensive position, SC-US may invest its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. SC-US may also at any time use funds awaiting investment or held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.


Short Sales



      SC-US may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"). Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-US incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-US purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-US is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-US may also engage in short sales against the box, which involves selling a security SC-US holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-US will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-US's net assets (taken at market value). See the Statement of Additional Information for further discussion of short sales and short sales against the box.


                               INVESTMENT STRATEGY


      SC-US intends to continue to follow its disciplined, research driven investment strategy, to identify those publicly traded real estate companies which have the potential to deliver above average cash flow growth. This investment strategy has been deployed by SC-US since December 20, 1996, its inception date. Through December 31, 1997, the average annual total return for Class I shares was 28.84%, after deducting fees and expenses and allocating net investment income and net expenses to Class I and Class R shares as described in SC-US's audited financial statements which appear in the Statement of Additional Information. Past performance is not necessarily indicative of future results. For current return information related to SC-US, contact SC-US at 1-888-SECURITY (toll free).

      SC-US's investment strategy is also similar to that of Security Capital U.S. Realty Special Opportunity Investments Portfolio ("USREALTY Special Opportunity"). USREALTY Special Opportunity is a private investment portfolio with assets of $344.6 million (at fair market value, as of December 31, 1997) that invests primarily in publicly traded real estate securities in the United States. USREALTY Special Opportunity is advised by Security Capital (EU) Management S.A. SC (US) Management, acting as subadviser to Security Capital
(EU) Management S.A., provides advice to USREALTY Special Opportunity with respect to investments in publicly traded U.S. real estate securities relying on the same research and analytical tools and models that SCGCMG will rely on in making investments on behalf of SC-US. From December 31, 1995 through December 31, 1997, USREALTY Special Opportunity achieved an average annual total return of approximately 42.61%, after the deduction of fees and expenses. Past performance is not necessarily indicative of future results. In addition, as a private investment portfolio, USREALTY Special Opportunity is not subject to the same regulatory requirements, including the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, there can be no assurance that SC-US can achieve results similar to those achieved by USREALTY Special Opportunity.


Real Estate Industry Overview


      SCGCMG believes that the U.S. real estate industry has experienced a fundamental transformation in the last six and one-half years which has created a significant market opportunity. Direct investment of equity capital in real estate, as was prevalent in the 1980s, has decreased while investments in publicly traded equity REITs has increased. The aggregate market capitalization of equity REITs has increased from $8.8 billion at December 31, 1990 to $213.9 billion at December 31, 1997, in part, due to $117.1 billion of public offerings conducted during that period. The increasing securitization of the U.S. real estate industry, primarily in the form of REITs, offers significant benefits to shareholders, including enhanced liquidity, real-time pricing and the opportunity for optimal growth and sustainable rates of return through a more rational and disciplined approach to capital allocation and operating management.



      SCGCMG believes that the increasing securitization of the U.S. real estate industry is still in its initial stages and that this trend will continue over the next decade. SC-US intends to benefit from this restructuring by investing in equity REITs that SCGCMG believes could produce above-average returns.


      In addition to providing greater liquidity than direct real estate investments, REITs have also generally outperformed direct real estate investments for each of the past one-, five-, ten- and fifteen-year periods ended December 31, 1997. The following chart reflects the performance of U.S. REITs compared to SC-US, USREALTY Special Opportunity, an index of direct U.S. real estate investments (NCREIF) and other indices.

                           REITs vs. Other Investments
                          (Average Annual Total Return)

                                                     USREALTY(1)     NAREIT(2)     NCREIF(3)
Through December 31, 1997       SC-US      SC-US       Special      Equity Index     Index      S&P 500     Bonds(4)
-------------------------      Class I    Class R    Opportunity    ------------     -----      -------     --------
                               -------    -------    -----------
      1 year                   25.20%     25.19%        25.18%        20.26%       13.71%        33.35%       9.78%
      5 years                                                         18.28%        7.77%        20.23%       7.63%
      15 years                                                        14.99%        6.74%        17.49%      10.19%
      20 years                                                        16.02%        7.94%        16.63%       9.76%

(1) Described under "Investment Strategy."

(2) The National Association of Real Estate Investment Trusts ("NAREIT") equity index data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System. The data is market-weighted.

(3) The National Counsel of Real Estate Investment Fiduciaries Property Index total return includes appreciation (or depreciation), realized capital gain (or loss) and income. It is computed by adding income and capital appreciation return on a quarterly basis.

(4) Merrill Lynch Government/Corporate Bond Index (Master).

      The investment results for SC-US, USREALTY Special Opportunity and the indices shown in the table reflect past performance and are not necessarily indicative of future results or the returns that shareholders should expect to receive from SC-US.

      The results shown represent SC-US's "total return" which assumes the reinvestment of all capital gains and income dividends. Results presented for the S&P 500 and the NAREIT equity index also assume the reinvestment of dividends; however, the indices are not managed and incur no operating expenses. This information is provided to facilitate a better understanding of SC-US and does not provide a basis for comparison with other investments which calculates performance differently.

A Research-Driven Philosophy and Approach


      SC-US seeks to achieve top-quartile returns by investing primarily in equity real estate securities which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of extensive property market research and in-depth operating company cash flow modeling.



      Property Market Research. SC-US is uniquely positioned to access meaningful, proprietary real estate research collected at the market, submarket and property level. This market research is provided by operating professionals within the Security Capital Group Incorporated affiliate company network and assists SCGCMG in identifying attractive growth markets and property sectors prior to making investment decisions. Specifically, SC-US endeavors to identify markets reaching a "marginal turning point." The market research conducted by SC-US includes a comprehensive evaluation of real estate supply and demand factors (such as population and economic trends, customer and industry needs, capital flows and building permit and construction data) on a market and submarket basis and by product type. Specifically, primary market research evaluates normalized cash flow lease economics (accounting for capital expenditures and other leasing costs) to determine whether the core economy of a real estate market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SC-US believe it can identify markets, and thus, real estate operating companies, with the potential for higher than average growth prospects.



      Real Estate Operating Company Evaluation and Cash Flow Modeling. SCGCMG believes that analyzing the quality of a company's net cash flow ("NCF") and its potential growth is the appropriate identifier of above-average return opportunities. Certain REIT valuation models utilized by SCGCMG integrate property market research with analysis on specific property portfolios in order to establish an independent value of the underlying sources of a company's NCF. Additional valuation models measure and compare the impact of certain factors, both internal and external, on NCF growth expectations. The data from these valuation models is ultimately compiled and reviewed in order to identify real estate operating companies with significant potential for growth.


                                  RISK FACTORS

Risks of Investment in Real Estate Securities

      SC-US will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-US may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent on the management skills of the management of the REIT and of the operators of the real estate in which the REITs are invested and generally may not be diversified. Equity and mortgage REITs are also subject to defaults by borrowers or customers and self-liquidation. REITs also generate expenses that are separate and apart from those charged by SC-US and therefore, shareholders will indirectly pay the fees charged by the REITs in which SC-US invests. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a customer's ability to meet its obligations to the REIT. In the event of a default by a borrower or customer, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.



                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-US operates as a "non-diversified" investment company under the 1940 Act, which means SC-US is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-US intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve SC-US of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-US will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-US's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-US will not own more than 10% of the outstanding voting securities of a single issuer. SC-US's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-US, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-US may present greater risk to an investor than an investment in a diversified company.


      SC-US anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-US are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-US. High portfolio turnover may result in the realization of net short-term capital gains by SC-US which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-US is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-US, including SC-REMFs's agreements with SC (US) Management, or SC-US's administrator, custodian and transfer agent. The management of SC-US's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, SCGCMG and the administrator, subject always to the investment objective and policies of SC-US and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and officers of SC-REMFs and certain key members of the SC-US Portfolio Management Committee and their principal occupations are set forth below.

Anthony R. Manno Jr.          Chairman of the Board of Directors, Managing
                              Director and President of SC-REMFs. Managing
                              Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SC
                              (US) Management's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital Group
                              Incorporated from March 1994 to June 1996. Prior to joining Security Capital, Mr. Manno was a Managing Director of LaSalle Partners Limited from
                              March 1980 to March 1994. Mr. Manno received his
                              M.B.A. from the University of Chicago Graduate
                              School of Business, an M.A. and a B.A. from Northwestern University and is a Certified Public
                              Accountant.



Robert H. Abrams              Director of SC-REMFs. Director of the Program in
                              Real Estate at Cornell University. Founder of
                              Colliers ABR, Inc. (formerly Abrams Benisch Riker
                              Inc.), a property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to 1992 and since 1992, has served as a Consultant. From
                              1959 to 1978 Mr. Abrams was Executive Vice
                              President and Director of Cross and Brown Company.
                              Mr. Abrams also serves as Trustee Emeritus and Presidential Counselor of his alma mater, Cornell
                              University. Mr. Abrams received his M.B.A. from
                              Harvard University and his B.A. from Cornell
                              University.



Stephen F. Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                              President for Administration and Treasurer of Loyola University, Chicago from 1981 to July 1994, where he was responsible for administration, investment, real estate and treasurer functions.
                              At Loyola University, he also served as Chief
                              Investment Officer, was Chairman of the Operations
                              Committee, was a member of the Investment and Finance Committees of the Board of Trustees and was President and a Director of the Loyola
                              Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty, Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San
                              Diego. Mr. Kasbeer also serves as Trustee,
                              Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe
                              Preparatory School Combined Permanent Endowment
                              Fund Trust. Mr. Kasbeer received his J.D. from
                              John Marshall Law School and his M.A. and B.S.
                              from Northwestern University.


George F. Keane               Director of SC-REMFs. Chairman of the Board of
                              Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in 1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President Emeritus of the Common Fund in 1993. He has served as a member of the Investment Advisory Committee of the $75 billion New York State Common Retirement Fund since 1982. He has been a Director of the RCB
                              Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since 1993, and a Director of the Bramwell Funds since 1994.
                              He is also a Director of Universal Stainless &
                              Alloy Products, Global Pharmaceutical Corporation,
                              United Water Resources and United Properties
                              Group, Gulf Resources Corporation, and the
                              Universal Bond Fund, and is an advisor to Associated Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                              University where he
                              received his B.A., and as a Director and Chairman of the Investment Committee of the United Negro
                              College Fund. Mr. Keane holds honorary degrees from Loyola University, Chicago, Illinois and
                              Lawrence University, Appleton, Wisconsin.




John H. Gardner, Jr.          Director of SC-REMFs. Managing Director of
                              Security Capital (US) Management since July, 1997.
                              Prior thereto, the REIT Manager for Security
                              Capital Pacific Trust ("PTR") from February 1995 to June 1997 and Senior Vice President of Security
                              Capital Atlantic Incorporated ("ATLANTIC"), PTR and the PTR REIT Manager from September 1994 to
                              June 1997 where he had overall responsibility for asset management and multifamily dispositions.
                              Prior to joining Security Capital, Mr. Gardner was with Copley Real Estate Advisors as a Managing
                              Director and Principal responsible for portfolio management from January 1991 to September 1994 and as a Vice President and Principal of asset management from December 1984 to December 1990.
                              From July 1977 to November 1984, Mr. Gardner was a
                              Real Estate Manager with the John Hancock
                              Companies. Mr. Gardner received his M.S. from
                              Bentley College and his B.S. from Stonehill
                              College.





Kenneth D. Statz              Managing Director of SC-REMFs. Managing Director
                              of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice President of SCGCMG from July 1996 to
                              October 1997 and Vice President from May 1995 to
                              June 1996. Prior to joining Security Capital, Mr.
                              Statz was a Vice President and Senior REIT Analyst in the investment research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital Management from August 1982 to February 1992. Mr. Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.



Kevin W. Bedell               Senior Vice President of SC-REMFs. Senior Vice
                              President of SCGCMG since November 1997 and Vice
                              President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies. Prior to joining SC
                              (US) Management, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice
                              President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A. from the University of Chicago and his B.A. from Kenyon College.



Albert D. Adriani             Member SC-US Portfolio Management Committee; Vice
                              President of SCGCMG since April 1996, where he is responsible for providing portfolio management analysis. From January 1995 to April 1996, he was
                              Vice President, Security Capital (UK) Management
                              Limited and Security Capital U.S. Realty
                              Incorporated; from March 1994 to January 1995, he was with Security Capital Markets Group. Prior thereto, he was an investment analyst with HAL
                              Investments BV from July 1992 to January 1994. Mr.
                              Adriani received his M.B.A. from the University of Chicago Graduate School of Business and his B.A.
                              from the University of Chicago. Mr. Adriani is a Chartered Financial Analyst.

Jeffrey C. Nellessen          Vice President, Secretary and Treasurer of
                              SC-REMFs. Vice President and Controller of SCGCMG since March 1997. Prior thereto, from June 1988 to
                              March 1997, he was Controller, Manager of Client
                              Administration and Compliance Officer at Strong
                              Capital Management, Inc. Mr. Nellessen is a
                              Certified Public Accountant, Certified Management
                              Accountant and a Certified Financial Planner. He received his B.B.A. from the University of Wisconsin, Madison.



SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SC (US) Management"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-US under the overall supervision and control of the Directors of SC-REMFs.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SC (US) Management's principal officers include Anthony R. Manno Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director, and Kevin W. Bedell, Senior Vice President. SCGCMG is a wholly-owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



      The SC-US Portfolio Management Committee, which is comprised of certain SC-REMFs officers and SCGCMG analysts, is primarily responsible for the construction of SC-US's portfolio.


                          INVESTMENT ADVISORY AGREEMENT


      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-US's portfolio, makes the day-to-day investment decisions for SC-US, and generally manages SC-US's investments in accordance with the stated policies of SC-US, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of SC-US. SCGCMG provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SC (US) Management.



      Under the Advisory Agreement, SC-US Class I shares pay SCGCMG, monthly, an annual management fee equal to .60% of SC-US's Class I average daily net asset value. SC-US Management also has committed to waive fees and/or reimburse expenses to maintain SC-US's Class I shares' total operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses at no more than 1.00% of the value of SC-US's Class I average daily net assets for the year ending December 31, 1998.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-US Class I shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SC (US) Management, (c) legal and auditing expenses, (d) costs of printing and postage fees related to preparing and distributing SC-US's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-US shares pays for the portion SC-US's expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-US, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-US;
(iv) supervising preparation of the periodic updating of SC-US's Prospectus and Statement of Additional Information; (v) supervising preparation of semi-annual reports to SC-US's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of SC-US's investment portfolio and the publication of the net asset value of SC-US's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-US, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-US; (ix) maintaining books and records for SC-US (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-US's income tax returns; and
(x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain Firstar Trust Company (the "Sub-Administrator") as sub-administrator under a fund administration and servicing agreement (the "Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-US's net asset value and preparing such figures for publication, maintaining certain of SC-US's books and records that are not maintained by SC (US) Management, or the custodian or transfer agent, preparing financial information for SC-US's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of .06% of the first $200 million of SC-US's average daily net assets, and at lower rates on SC-US's average daily net assets in excess of that amount, subject to an annual minimum fee of $30,000. The Sub-Administrator also serves as SC-US's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-US under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of .02% of the value of SC-US's average daily net assets.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs and the Class I shareholders of SC-US have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-US's Class I shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-US pays the Distributor a monthly fee equal to, on an annual basis, .25% of the value of SC-US's Class I average daily net assets.


      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class I shares and for providing certain services to Class I shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-US understands that these third parties may also charge fees to their clients who are beneficial owners of SC-US Class I shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-US Class I shares. Such Agreements may be governed by the Plan.


      The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SC (US) Management. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.

                        DETERMINATION OF NET ASSET VALUE


      Net asset value per share of Class I shares of SC-US, $.01 par value per share ("Common Stock"), is determined on each day the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in SC-US's investments to affect the net asset value, as of the close of trading on the New York Stock Exchange, by adding the market value of all securities in SC-US's portfolio and other assets represented by Class I shares, subtracting liabilities, incurred or accrued allocable to Class I shares, and dividing by the total number of Class I shares then outstanding.


      For purposes of determining the net asset value per share of Class I shares, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


      Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by SCGCMG to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Any securities, or other assets, for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors that best reflects the fair value of such securities or assets.


                               PURCHASE OF SHARES


      Class I shares are being offered to investors whose minimum initial investment is $250,000. SC-US Class I shares may be purchased through Firstar Trust Company, SC-US's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-US will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class I shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-US shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.


      By investing in SC-US, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions". Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.


Initial Investment

      The minimum initial investment is $250,000. Class I shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-US and are not binding until so accepted. SC-US reserves the right to decline to accept a purchase order application in whole or in part.

Mail


      The following instructions should be used when mailing a check or money order payable to "Security Capital U.S. Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:



            Via U.S. Mail                       By Overnight Courier



            Security Capital U.S.               Security Capital U.S.
              Real Estate Shares                  Real Estate Shares
            c/o Firstar Trust Company           c/o Firstar Trust Company
            Mutual Fund Services                Mutual Fund Services
            P.O.  Box 701                       3rd Floor
            Milwaukee, Wisconsin 53201-0710     615 East Michigan Street
                                                Milwaukee, Wisconsin 53202


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-US as a result.

Wire Purchases

      Class I shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:

Wire to:                   Firstar Bank
                           ABA Number 075000022

Credit:                    Firstar Trust Company
                           Account 112-952-137

Further Credit:            Security Capital U.S. Real Estate Shares
                           (shareholder account number)
                           (shareholder name/registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-US and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Subsequent Investments


      Additional investments must be at least $20,000 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.



      You may purchase additional shares by moving money from your bank account to your SC-US account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class I shares.


Exchange Feature


      Class I shares of SC-US may be exchanged for Class I shares of SC-EURO, SC-ASIA and SC-ARBITRAGE. Exchanges of Class I shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).


                              REDEMPTION OF SHARES


      You may request redemption of part or all of your Class I shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-US normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-US may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.



      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-US of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."


      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class I shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class R shares (for a fixed dollar amount) at net asset value to Security Capital U.S. Real Estate Shares:

            Via U.S. Mail                       By Overnight Courier



            Security Capital U.S.               Security Capital U.S.
              Real Estate Shares                  Real Estate Shares
            c/o Firstar Trust Company           c/o Firstar Trust Company
            Mutual Fund Services                Mutual Fund Services
            P.O.  Box 701                       3rd Floor
            Milwaukee, Wisconsin 53201-0710     615 East Michigan Street
                                                Milwaukee, Wisconsin 53202


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-US. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone


      You may redeem shares by telephone by calling the Transfer Agent at 1-800-699-4594. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-US reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.


      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-US will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-US reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-US or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-US may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-US not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-US in not less than 30 days' notice if, at the time of any redemption of Class I shares in his or her account, the value of the remaining shares in the account falls below $250,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      A Class I shareholder who fails to satisfy minimum account balance requirements may elect to convert Class I shares to Class R shares. Class I shares will be converted to Class R shares at the next determined net asset value for Class I shares and Class R shares after the receipt by the distributor of a written conversion request. SC-US does not charge a fee to process conversions. SC-US reserves the right to reject any conversion request in whole or in part. The conversion feature may be modified or terminated at any time upon notice to SC-US Class I shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-US's investment income will be declared and distributed quarterly. SC-US intends to distribute net realized capital gains, if any, at least annually, although SC-US's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested in full and fractional shares of SC-US based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-US will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-US will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-US will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-US's distribution policies for SC-US and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-US, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-US intends to qualify and elect to be taxed as a "regulated investment company" under the Code. To the extent that SC-US distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves SC-US of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-US, which does not include distributions received by SC-US from REITs. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-US at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-US is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-US to its shareholders as capital gain distributions is taxable to the shareholders as long-term capital gain, irrespective of the length of time a shareholder may have held his or her stock. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held for more than 18 months on the date of the sale or exchange of those assets. A notice issued by the Internal Revenue Service provides that a regulated investment company such as SC-US may, but is not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Long-term capital gain distributions are not eligible for the dividends-received deduction referred to above.

      Under current federal tax law, the amount of an ordinary income dividend or capital gain distribution declared by SC-US during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-US will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gain distribution with respect to shares of SC-US held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-US will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-US, or the Secretary of the Treasury notifies SC-US that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      Further information relating to tax consequences is contained elsewhere in this Prospectus and in the Statement of Additional Information.

State and Local Taxes

      SC-US distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in SC-US.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares Incorporated. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-US's stock and reclassify and issue any unissued shares. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios, SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.


      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-US's Class I shares may not be modified except by the vote of a majority of the holders of all Class I shares outstanding. SC-US's Class I shareholders have exclusive voting rights with respect to matters relating solely to SC-US's Class I shares. SC-US's Class I shareholders vote separately from SC-US's Class R shareholders and SC-EURO's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-US's Class I shareholders differ from the interests of SC-US's Class R shareholders and SC-EURO's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders.


      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US (including [___%] of the issued and outstanding Class I shares), which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company, which has its principal business address at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of SC-US's investments and to serve as SC-US's transfer and dividend disbursing agent. Firstar Trust Company does not have any part in deciding SC-US's investment policies or which securities are to be purchased or sold for SC-US's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-US ends on December 31 of each year. SC-US will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-US's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll fee) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-US may advertise the "average annual total return" of the Class I shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-US's Class I shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-US's Class I shares and assumes that any income, dividends and/or capital gains distributions made by SC-US's Class I shares during the period are reinvested in Class I shares of SC-US. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-US's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-US's Class I annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-US also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-US's Class I shares for the specific period (again reflecting changes in SC-US's Class I share price and assuming reinvestment of Class I dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-US's performance.

                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs, SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION

      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital U.S. Real Estate Shares ("SC-US") is an investment portfolio of Security Capital Real Estate Mutual Funds ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-US seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long term, SC-US's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-US.



      By this Prospectus, Class R shares of SC-US are being offered. Class R shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-US's distributor ("Distributor"), and various financial intermediaries. SC-US also offers Class I shares to investors whose minimum initial investment is $250,000. Class I shares have different expenses than Class R shares which would affect performance. Investors desiring to obtain information about SC-US's Class I shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor. This Prospectus provides you with information specific to the Class R shares of SC-US. It contains information you should know before you invest in SC-US.


      Investors are advised to read this Prospectus and retain it for future reference.



This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-US. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital European Real Estate Shares, Security Capital Asia/Pacific Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information dated [_______________,1998], containing additional and more detailed information about SC-US has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or writing SC-US's Sub-Administrator at: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

      This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             [_______________, 1998]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Expenses...................................................................   2

Financial Highlights.......................................................   4

Description of SC-US.......................................................   5

Investment Objective and Policies..........................................   5

Investment Strategy........................................................   6

Risk Factors...............................................................   8

Non-Diversified Status & Portfolio Turnover................................   9

Directors, Officers and Other Personnel....................................   9

Investment Advisory Agreement..............................................  12

Administrator and Sub-Administrator........................................  12

Distribution and Servicing Plan............................................  13

Determination of Net Asset Value...........................................  14

Purchase of Shares.........................................................  14

Redemption of Shares.......................................................  17

Dividends and Distributions................................................  18

Taxation...................................................................  19

Organization and Description of Capital Stock..............................  20

Custodian and Transfer and Dividend
  Disbursing Agent.........................................................  21

Reports to Shareholders....................................................  21

Performance Information....................................................  21

Year 2000 Risks............................................................  21

Additional Information.....................................................  22

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-US.

Annual Fund Operating Expenses


      The Class R shares of SC-US pay for certain expenses attributable to Class R shares directly out of SC-US's Class R assets. These expenses are related to management of SC-US, administration and other services. For example, SC-US pays an advisory fee and an administrative fee to SCGCMG. SC-US also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-US's Class R assets to calculate SC-US's Class R net asset value per share. In this manner, shareholders pay for these expenses indirectly.



      The following table is provided to help shareholders understand the direct expenses of investing in SC-US and the portion of SC-US's operating expenses that they might expect to bear indirectly.


                                  Fee Table (1)


Shareholder Transaction Expenses:
    Maximum sales charge on purchases and reinvested distributions...       None
    Redemption fee (2)...............................................       None
Annual Fund Operating Expenses (after expense waivers and/or reimbursements, as a percentage of average net assets):
     Management fees.................................................       .60%
     12b-1 fees (3)..................................................       .25%
     Other expenses (4)..............................................       .30%
                                                                        --------
     Total fund operating expenses (5)...............................      1.15%


(1) SC-US's net investment income and net expenses for the period January 1, 1997 through December 16, 1997 were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof were combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.


(2) SC-US's transfer agent charges a service fee of $12.00 for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-US's distributor ("Distributor"), may be subject to a transaction fee.



(3) SC-REMFs has adopted a Distribution and Service Plan for SC-US Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-US pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-US's Class R average daily net assets. As a result, long-term Class R shareholders of SC-US may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").



(4) Other Expenses are based upon the operating experience of SC-US since April 23, 1997, the effective date of its registration statement under the Securities Act of 1933, as amended.



(5) From April 23, 1997 through December 16, 1997, SCGCMG committed to waive fees and/or reimburse expenses to maintain SC-US's operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses at no more than 1.20% of SC-US's average daily net assets. Since December 17, 1997 and for the year ending December 31, 1998, SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-US's Class R total fund operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.15% of the value of SC-US's Class R average daily net assets for the year ending December 31, 1998. Without such waiver and/or reimbursement, SC-US's other expenses would have been .34% of SC-US's Class R average daily net assets from April 23, 1997 to December 16, 1997 and .45% of SC-US's Class R average daily net assets from December 17, 1997 to December 31, 1997. Similarly, total fund operating expenses would have been 1.19% of SC-US's Class R average daily net assets from April 23, 1997 to December 16, 1997 and 1.30% of SC-US's Class R average daily net assets from December 17, 1997 to December 31, 1997.



Expenses reflected in the Fee Table are expressed as a percentage of SC-US's average daily net assets for the year ending December 31, 1997 and have been restated to reflect current fees.


Example

                                                            One   Three    Five    Ten
                                                           Year   Years   Years   Years
                                                           ----   -----   -----   -----
A shareholder would bear the following expenses on
a $1,000 investment, assuming: a five percent annual
return and operating expenses as outlined in the fee
table above.............................................    $12    $37     $63     $140

      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-US's assets.

                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

      The following audited financial highlights should be read in conjunction with the financial information and notes thereto which appear in the Statement of Additional Information.

SECURITY CAPITAL U.S. REAL ESTATE SHARES INCORPORATED - CLASS R SHARES(1)


Financial Highlights                                           April 23, 1997(2)
                                                                    through
Per Share Data:                                                December 31, 1997
                                                               -----------------
Net asset value, beginning of period                                 $10.15
                                                               -----------------
Income from investment operations:
   Net investment income                                               0.31
   Net realized and unrealized gain
       on investments                                                  2.49
                                                               -----------------
   Total from investment operations                                    2.80
                                                               -----------------
Less distributions:
   Dividends from net investment income                               (0.31)
   Dividends in excess of net investment income                       (0.15)
   Distributions from net realized gains                              (0.54)
                                                               -----------------
      Total distributions                                             (1.00)
                                                               -----------------
Net asset value, end of period                                       $11.95
                                                               =================
Total return(3)                                                       29.91%
Supplemental data and ratios:
   Net assets, end of period                                       $671,856
   Ratio of expenses to average net assets(4)(5)                       1.16%
   Ratio of net investment income to average net assets(4)(5)          4.06%
   Portfolio turnover rate(6)                                         82.10%
   Average commission rate paid per share(6)                        $0.0595



(1) On December 16, 1997, the shares held by SC-US's existing shareholders were split into Class R and Class I shares based on the amount then invested in SC-US. For the year ended December 31 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby SC-US's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof were combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.


(2) Date the Fund was effective with the SEC.


(3) Not annualized for the period April 23, 1997 through December 16, 1997.



(4) Annualized for the period April 23, 1997 through December 16, 1997.



(5) Without expense reimbursements of $21,167 for the period April 23, 1997 through December 31, 1997, $122 of which represents the amortization of organizational expenses attributable to Class R shares, the ratio of expenses to average net assets would have been 1.20% and the ratio of net investment income to average net assets would have been 4.02%.



(6) Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              DESCRIPTION OF SC-US



      SC-US is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-US, Security Capital European Real Estate Shares ("SC-EURO"), Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").


      SC-US issues two classes of shares, one of which, Class R shares's offered by this prospectus. SC-US also issues Class I shares to investors whose minimum initial investment is $250,000. Class R shares offer different services and incur different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock."

                        INVESTMENT OBJECTIVE AND POLICIES

      SC-US's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long term, SC-US's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. SC-US's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-US's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental and thus may be changed by SC-US's Board of Directors without shareholder approval. There can be no assurance that SC-US's investment objective will be achieved.

Real Estate Securities


      Under normal circumstances, SC-US will invest at least 80% of its assets in real estate securities, including real estate investment trusts ("REITs") and other publicly-traded real estate securities. Such equity securities will consist of (i) common stocks, (ii) rights or warrants to purchase common stocks,
(iii) securities convertible into common stocks where the conversion feature represents, in SCGCMG's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of SC-US's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in such real estate. SC-US may invest in securities issued by real estate companies, organized primarily in the U.S., that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-US will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.


Real Estate Investment Trusts

      SC-US may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Illiquid Securities

      SC-US will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG will monitor the liquidity of such restricted securities under the supervision of SC-REMFs's Board of Directors. If SC-US invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. See the Statement of Additional Information for further discussion of illiquid securities.


Debt Securities and Money Market Instruments


      SC-US may invest in debt securities from time to time, if SCGCMG believes investing in such securities might help achieve SC-US's objective. SC-US may invest in debt securities to the extent consistent with its investment policies, although SCGCMG expects that under normal circumstances the Funds are not likely to invest a substantial portion of their assets in debt securities.



      SC-US will invest only in securities rated "investment grade" or considered by SCGCMG to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in Appendix A to the Statement of Additional Information.



      When, in the judgment of SCGCMG, market or general economic conditions justify a temporary defensive position, SC-US may invest in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. SC-US may also at any time use funds awaiting investment or held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.



Short Sales



      SC-US may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"). Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-US incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-US purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-US is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-US may also engage in short sales against the box, which involves selling a security SC-US holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-US will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-US's net assets (taken at market value). See the Statement of Additional Information for further discussion of short sales and short sales against the box.




                               INVESTMENT STRATEGY


      SC-US intends to continue to follow its disciplined, research driven investment strategy, to identify those publicly traded real estate companies which have the potential to deliver above average cash flow growth. This investment strategy has been deployed by SC-US since December 20, 1996, its inception date. Through December 31, 1997, the average annual total return for Class R shares was 28.83%, after deducting fees and expenses and allocating net investment income and net expense to Class I and Class R shares as described in SC-US's audited financial statements, which appear in the Statement of Additional Information. Past performance is not necessarily indicative of future results. For current return information related to SC-US, contact SC-US at 1-888-SECURITY (toll free).


      SC-US's investment strategy is also similar to that of Security Capital U.S. Realty Special Opportunity Investments Portfolio ("USREALTY Special Opportunity"). USREALTY Special Opportunity is a private investment portfolio with assets of $344.6 million (at fair market value, as of December 31, 1997) that invests primarily in publicly traded real estate securities in the United States. USREALTY Special Opportunity is advised by Security Capital (EU) Management S.A. SCGCMG, acting as subadviser to Security Capital (EU) Management S.A., provides advice to USREALTY Special Opportunity with respect to investments in publicly traded U.S. real estate securities, relying on the same research and analytical tools and models that SCGCMG will rely on in making investments on behalf of SC-US. From December 31, 1995 through December 31, 1997, USREALTY Special Opportunity achieved an average annual total return of approximately 42.61%, after the deduction of fees and expenses. Past performance is not necessarily indicative of future results. In addition, as a private investment portfolio, USREALTY Special Opportunity is not subject to the same regulatory requirements, including the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, there can be no assurance that SC-US can achieve results similar to those achieved by USREALTY Special Opportunity.


Real Estate Industry Overview


      SCGCMG believes that the U.S. real estate industry has experienced a fundamental transformation in the last six and one-half years which has created a significant market opportunity. Direct investment of equity capital in real estate, as was prevalent in the 1980s, has decreased while investments in publicly traded equity REITs has increased. The aggregate market capitalization of equity REITs has increased from $8.8 billion at December 31, 1990 to $213.9 billion at December 31, 1997, in part, due to $117.1 billion of public offerings conducted during that period. The increasing securitization of the U.S. real estate industry, primarily in the form of REITs, offers significant benefits to shareholders, including enhanced liquidity, real-time pricing and the opportunity for optimal growth and sustainable rates of return through a more rational and disciplined approach to capital allocation and operating management.



      SCGCMG believes that the increasing securitization of the U.S. real estate industry is still in its initial stages and that this trend will continue over the next decade. SC-US intends to benefit from this restructuring by investing in equity REITs that SCGCMG believes could produce above-average returns.



      In addition to providing greater liquidity than direct real estate investments, REITs have also generally outperformed direct real estate investments for each of the past one-, five-, ten and fifteen-year periods ended December 31, 1997. The following chart reflects the performance of U.S. REITs compared to SC-US, USREALTY Special Opportunity, an index of direct U.S. real estate investments (NCREIF) and other indices.


                           REITs vs. Other Investments
                          (Average Annual Total Return)

                                                     USREALTY(1)     NAREIT(2)     NCREIF(3)
Through December 31, 1997       SC-US      SC-US       Special      Equity Index     Index      S&P 500     Bonds(4)
-------------------------      Class I    Class R    Opportunity    ------------   ---------    -------     --------
                               -------    -------    -----------
      1 year                   25.20%     25.19%        25.18%        20.26%       13.71%       33.35%       9.78%
      5 years                                                         18.28%        7.77%       20.23%       7.63%
      15 years                                                        14.99%        6.74%       17.49%      10.19%
      20 years                                                        16.02%        7.94%       16.63%       9.76%

(1) Described under "Investment Strategy."
(2) The National Association of Real Estate Investment Trusts ("NAREIT") equity index data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System. The data is market-weighted.
(3) The National Counsel of Real Estate Investment Fiduciaries Property Index total return includes appreciation (or depreciation), realized capital gain (or loss) and income. It is computed by adding income and capital appreciation return on a quarterly basis.
(4) Merrill Lynch Government/Corporate Bond Index (Master).

      The investment results for SC-US, USREALTY Special Opportunity and the indices shown in the table reflect past performance and are not necessarily indicative of future results or the returns that shareholders should expect to receive from SC-US.

      The results shown represent SC-US's "total return" which assumes the reinvestment of all capital gains and income dividends. Results presented for the S&P 500 and the NAREIT equity index also assume the reinvestment of dividends; however, the indices are not managed and incur no operating expenses. This information is provided to facilitate a better understanding of SC-US and does not provide a basis for comparison with other investments which calculates performance differently.

A Research-Driven Philosophy and Approach


      SC-US seeks to achieve top-quartile returns by investing primarily in equity real estate securities which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of extensive property market research and in-depth operating company cash flow modeling.



      Property Market Research. SC-US is uniquely positioned to access meaningful, proprietary real estate research collected at the market, submarket and property level. This market research is provided by operating professionals within the Security Capital Group Incorporated affiliate company network and assists SCGCMG in identifying attractive growth markets and property sectors prior to making investment decisions. Specifically, SC-US endeavors to identify markets reaching a "marginal turning point." The market research conducted by SC-US includes a comprehensive evaluation of real estate supply and demand factors (such as population and economic trends, customer and industry needs, capital flows and building permit and construction data) on a market and submarket basis and by product type. Specifically, primary market research evaluates normalized cash flow lease economics (accounting for capital expenditures and other leasing costs) to determine whether the core economy of a real estate market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SC-US believe it can identify markets, and thus, real estate operating companies, with the potential for higher than average growth prospects.



      Real Estate Operating Company Evaluation and Cash Flow Modeling. SCGCMG believes that analyzing the quality of a company's net cash flow ("NCF") and its potential growth is the appropriate identifier of above-average return opportunities. Certain REIT valuation models utilized by SCGCMG integrate property market research with analysis on specific property portfolios in order to establish an independent value of the underlying sources of a company's NCF. Additional valuation models measure and compare the impact of certain factors, both internal and external, on NCF growth expectations. The data from these valuation models is ultimately compiled and reviewed in order to identify real estate operating companies with significant potential for growth.


                                  RISK FACTORS

Risks of Investment in Real Estate Securities

      SC-US will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-US may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent on the management skills of the management of the REIT and of the operators of the real estate in which the REITs are invested and generally may not be diversified. Equity and mortgage REITs are also subject to defaults by borrowers or customers and self-liquidation. REITs also generate expenses that are separate and apart from those charged by SC-US and therefore, shareholders will indirectly pay the fees charged by the REITs in which SC-US invests. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a customer's ability to meet its obligations to the REIT. In the event of a default by a borrower or customer, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER

      SC-US operates as a "non-diversified" investment company under the 1940 Act, which means SC-US is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-US intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve SC-US of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-US will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-US's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-US will not own more than 10% of the outstanding voting securities of a single issuer. SC-US's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-US, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-US may present greater risk to an investor than an investment in a diversified company.


      SC-US anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-US are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-US. High portfolio turnover may result in the realization of net short-term capital gains by SC-US which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-US is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-US, including SC-REMFs's agreements with SCGCMG, or SC-US's administrator, custodian and transfer agent. The management of SC-US's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, SCGCMG and the administrator, subject always to the investment objective and policies of SC-US and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and officers of SC-REMFs and the certain key members of the SC-US Portfolio Management Committee and their principal occupations are set forth below.





Anthony R. Manno Jr.          Chairman of the Board of Directors, Managing
                              Director and President of SC-REMFs. Managing
                              Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital Group
                              Incorporated from March 1994 to June 1996. Prior to joining Security Capital, Mr. Manno was a Managing

                              Director of LaSalle Partners Limited from March 1980 to March 1994. Mr. Manno received his M.B.A. from the University of Chicago Graduate School of Business, an M.A. and a B.A. from Northwestern University and is a Certified Public Accountant.


Robert H. Abrams              Director of SC-REMFs. Director of the Program in
                              Real Estate at Cornell University. Founder of
                              Colliers ABR, Inc. (formerly Abrams Benisch Riker
                              Inc.), a property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to 1992 and since 1992, has served as a Consultant. From
                              1959 to 1978 Mr. Abrams was Executive Vice
                              President and Director of Cross and Brown Company.
                              Mr. Abrams also serves as Trustee Emeritus and Presidential Counselor of his alma mater, Cornell
                              University. Mr. Abrams received his M.B.A. from
                              Harvard University and his B.A. from Cornell
                              University.



Stephen F. Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                              President for Administration and Treasurer of Loyola University, Chicago from 1981 to July 1994, where he was responsible for administration, investment, real estate and treasurer functions.
                              At Loyola University, he also served as Chief
                              Investment Officer, was Chairman of the Operations
                              Committee, was a member of the Investment and Finance Committees of the Board of Trustees and was President and a Director of the Loyola
                              Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty, Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San
                              Diego. Mr. Kasbeer also serves as Trustee,
                              Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe
                              Preparatory School Combined Permanent Endowment
                              Fund Trust. Mr. Kasbeer received his J.D. from
                              John Marshall Law School and his M.A. and B.S.
                              from Northwestern University.


George F. Keane               Director of SC-REMFs. Chairman of the Board of
                              Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in 1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President Emeritus of the Common Fund in 1993. He has served as a member of the Investment Advisory Committee of the $75 billion New York State Common Retirement Fund since 1982. He has been a Director of the RCB
                              Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since 1993, and a Director of the Bramwell Funds since 1994.
                              He is also a Director of Universal Stainless &
                              Alloy Products, Global Pharmaceutical Corporation,
                              United Water Resources and United Properties
                              Group, Gulf Resources Corporation, and the
                              Universal Bond Fund, and is an advisor to Associated Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                              University where he received his B.A., and as a Director and Chairman of the Investment Committee of the United Negro College Fund. Mr. Keane holds honorary degrees from Loyola University, Chicago, Illinois and Lawrence University, Appleton,
                              Wisconsin.




John H. Gardner, Jr.          Director of SC-REMFs. Managing Director of
                              Security Capital Global Capital Management Group since July, 1997. Prior thereto, the REIT Manager for Security Capital Pacific Trust ("PTR") from
                              February 1995
                              to June 1997 and Senior Vice President of Security
                              Capital Atlantic Incorporated ("ATLANTIC"), PTR and the PTR REIT Manager from September 1994 to
                              June 1997 where he had overall responsibility for asset management and multifamily dispositions.
                              Prior to joining Security Capital, Mr. Gardner was with Copley Real Estate Advisors as a Managing
                              Director and Principal responsible for portfolio management from January 1991 to September 1994 and as a Vice President and Principal of asset management from December 1984 to December 1990.
                              From July 1977 to November 1984, Mr. Gardner was a
                              Real Estate Manager with the John Hancock
                              Companies. Mr. Gardner received his M.S. from
                              Bentley College and his B.S. from Stonehill
                              College.





Kenneth D. Statz              Managing Director of SC-REMFs. Managing Director
                              of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice President of SCGCMG from July 1996 to
                              October 1997 and Vice President from May 1995 to
                              June 1996. Prior to joining Security Capital, Mr.
                              Statz was a Vice President and Senior REIT Analyst in the investment research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital Management from August 1982 to February 1992. Mr. Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.



Kevin W. Bedell               Senior Vice President of SC-REMFs. Senior Vice
                              President of SCGCMG since November 1997 and Vice
                              President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies. Prior to joining
                              SCGCMG, Mr. Bedell spent nine years with LaSalle
                              Partners Limited where he was Equity Vice
                              President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A. from the University of Chicago and his B.A. from Kenyon College.



Albert D. Adriani             Member, SC-US Portfolio Management Committee; Vice
                              President of SCGCMG since April 1996, where he is responsible for providing portfolio management analysis. From January 1995 to April 1996, he was
                              Vice President, Security Capital (UK) Management
                              Limited and Security Capital U.S. Realty
                              Incorporated; from March 1994 to January 1995, he was with Security Capital Markets Group. Prior thereto, he was an investment analyst with HAL
                              Investments BV from July 1992 to January 1994. Mr.
                              Adriani received his M.B.A. from the University of Chicago Graduate School of Business and his B.A.
                              from the University of Chicago. Mr. Adriani is a Chartered Financial Analyst.



Jeffrey C. Nellessen          Vice President, Secretary and Treasurer of
                              SC-REMFs. Vice President and Controller of SCGCMG since March 1997. Prior thereto, from June 1988 to
                              March 1997, he was Controller, Manager of Client
                              Administration and Compliance Officer at Strong
                              Capital Management, Inc. Mr. Nellessen is a
                              Certified Public Accountant, Certified Management
                              Accountant and a Certified Financial Planner. He received his B.B.A. from the University of Wisconsin, Madison.

SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-US under the overall supervision and control of the Directors of SC-REMFs.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director, and Kevin W. Bedell, Senior Vice President. SCGCMG is a wholly- owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



      The SC-US Portfolio Management Committee, which is comprised of certain SC-REMFs officers and SCGCMG analysts, is primarily responsible for the construction of SC-US's portfolio.


                          INVESTMENT ADVISORY AGREEMENT


      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-US's portfolio, makes the day-to-day investment decisions for SC-US, and generally manages SC-US's investments in accordance with the stated policies of SC-US, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of SC-US. SCGCMG provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-US Class R shares pay SCGCMG, monthly, an annual management fee in an amount equal to .60% of SC-US's Class R average daily net asset value. SC-US Management also has committed to waive fees and/or reimburse expenses to maintain SC-US's Class R shares' total operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses at no more than 1.15% of the value of SC-US's Class R average daily net assets for the year ending December 31, 1998.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-US Class R shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) legal and auditing expenses,
(d) costs of printing and postage fees related to preparing and distributing SC-US's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-US shares pays for the portion SC-US's expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-US, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-US;
(iv) supervising preparation of the periodic updating of SC-US's Prospectus and Statement of Additional Information; (v) supervising preparation of semi-annual reports to SC-US's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of SC-US's investment portfolio and the publication of the net asset value of SC-US's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-US, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-US; (ix) maintaining books and records for SC-US (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-US's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.


      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain Firstar Trust Company (the "Sub-Administrator") as sub-administrator under a fund administration and servicing agreement (the "Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-US's net asset value and preparing such figures for publication, maintaining certain of SC-US's books and records that are not maintained by SCGCMG, or the custodian or transfer agent, preparing financial information for SC-US's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of .06% of the first $200 million of SC-US's average daily net assets, and at lower rates on SC-US's average daily net assets in excess of that amount, subject to an annual minimum fee of $30,000. The Sub-Administrator also serves as SC-US's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-US under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of .02% of the value of SC-US's average daily net assets.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs and the Class R shareholders of SC-US have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-US's Class R shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-US pays the Distributor a monthly fee equal to, on an annual basis, .25% of the value of SC-US's Class R average daily net assets.


      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class R shares and for providing certain services to Class R shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-US understands that these third parties may also charge fees to their clients who are beneficial owners of SC-US Class R shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-US Class R shares. Such Agreements may be governed by the Plan.



      The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.

                        DETERMINATION OF NET ASSET VALUE


      Net asset value per share of Class R shares of SC-US, $.01 par value per share ("Common Stock"), is determined on each day the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in SC-US's investments to affect the net asset value, as of the close of trading on the New York Stock Exchange, by adding the market value of all securities in SC-US's portfolio and other assets represented by Class R shares, subtracting liabilities, incurred or accrued allocable to Class R shares, and dividing by the total number of Class R shares then outstanding.


      For purposes of determining the net asset value per share of Class R shares, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


      Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by SCGCMG to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Any securities, or other assets, for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors that best reflects the fair value of such securities or assets.


                               PURCHASE OF SHARES


      SC-US Class R shares may be purchased through Firstar Trust Company, SC-US's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-US will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class R shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-US shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.


      By investing in SC-US, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $2,500. For individual retirement account and employee benefit plans qualified under Section 401, 403(b)(7) or 457 of the Code as well as UGMA or UTMA accounts the minimum initial investment is $1,000. For investors using the Automatic Investment Plan (described below) the minimum initial investment is $250. These minimums can be changed or waived by SC-US at any time. Shareholders will be give at least 30 days notice of any increase in the minimum dollar amount of subsequent investments.

      Class R shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-US and are not binding until so accepted. SC-US reserves the right to decline to accept a purchase order application in whole or in part.

Mail


      The following instructions should be used when mailing a check or money order payable to "Security Capital U.S. Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:



            Via U.S. Mail                     Via Overnight Courier



            Security Capital U.S.             Security Capital U.S.
              Real Estate Shares                Real Estate Shares
            c/o Firstar Trust Company         c/o Firstar Trust Company
            Mutual Fund Services              Mutual Fund Services
            P.O.  Box 701                     3rd Floor
            Milwaukee, Wisconsin 53201-0701   615 East Michigan Street
                                              Milwaukee, Wisconsin 53202


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-US as a result.

Wire Purchases

      Class R shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:

Wire to:                   Firstar Bank
                           ABA Number 075000022

Credit:                    Firstar Trust Company
                           Account 112-952-137

Further Credit:            Security Capital U.S. Real Estate Shares
                           (shareholder account number)
                           (shareholder name/account registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of Funds. SC-US and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

      The Automatic Investment Plan allows regular, systematic investments in SC-US Class R shares from a bank checking or NOW account. SC-US will reduce the minimum initial investment to $250 if a shareholder elects to use the Automatic Investment Plan. To establish the Automatic Investment Plan, an investor should complete the appropriate section in SC-US's application and an existing SC-US shareholder should call 1-888-SECURITY (toll free) for an automatic investment plan form. The Automatic Investment Plan can be set up with any financial institution that is a member of the ACH. Under certain circumstances (such as discontinuation of the Automatic Investment Plan before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), SC-US reserves the right to close such account. Prior to closing any account for failure to reach the minimum initial investment, SC-US will give a shareholder written notice and 60 days in which to reinstate the Automatic Investment Plan or otherwise reach the minimum initial investment. A shareholder should consider his or her financial ability to continue in the Automatic Investment Plan until the minimum initial investment amount is met because SC-US has the right to close such account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

      Under the Automatic Investment Plan, a shareholder may choose to make investments on the day of his or her choosing (or the next business day thereafter) in amounts of $250 or more. There is no service fee for participating in the Automatic Investment Plan. However, a service fee of $20.00 will be deducted from a shareholder's SC-US account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying SC-US in writing or by telephone to terminate the plan, a shareholder closes his or her bank account or in any manner prevent withdrawal of funds from the designated bank checking or NOW account.

      The Automatic Investment Plan is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, a shareholder will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, a shareholder should consider his or her financial ability to continue the program through periods of low share price levels.

Subsequent Investments


      Additional investments must be at least $250 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.



      You may purchase additional shares by moving money from your bank account to your SC-US account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class R shares.


Exchange Feature


      Class R shares of SC-US may be exchanged for Class R shares of SC-EURO, SC-ASIA and SC-ARBITRAGE. Exchanges of Class R shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).

Class I Shares

      SC-US also issues Class I shares which offer different services and incur different expenses which would affect performance. Investors may call the Distributor at 1-800-699-4594 (toll free) to obtain additional information.

                              REDEMPTION OF SHARES


      You may request redemption of part or all of your Class R shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-US normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-US may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.



      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-US of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."


      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class R shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class R shares (for a fixed dollar amount) at net asset value to Security Capital U.S. Real Estate Shares:


            Via U.S. Mail                     By Overnight Courier



            Security Capital U.S.             Security Capital U.S.
              Real Estate Shares                Real Estates Shares
            c/o Firstar Trust Company         c/o Firstar Trust Company
            Mutual Fund Services              Mutual Fund Services
            P.O. Box 701                      3rd Floor
            Milwaukee, Wisconsin 53201-0701   615 East Michigan Street
                                              Milwaukee, Wisconsin 53202


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-US. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone


      You may redeem shares by telephone by calling the Transfer Agent at 1-800-699-4594. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer

Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-US reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.

      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-US will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-US reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-US or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-US may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-US not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-US in not less than 30 days' notice if, at the time of any redemption of Class R shares in his or her account, the value of the remaining shares in the account falls below $2,500 ($1,000 in the case of individual retirement accounts and employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Code). Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-US's investment income will be declared and distributed quarterly. SC-US intends to distribute net realized capital gains, if any, at least annually, although SC-US's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into and fractional shares of SC-US based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-US will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-US will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-US will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-US's distribution policies for SC-US and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-US, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-US intends to qualify and elect to be taxed as a "regulated investment company" under the Code. To the extent that SC-US distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves SC-US of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-US, which does not include distributions received by SC-US from REITs. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-US at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-US is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-US to its shareholders as capital gain distributions is taxable to the shareholders as long-term capital gain, irrespective of the length of time a shareholder may have held his or her stock. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held for more than 18 months on the date of the sale or exchange of those assets. A notice issued by the Internal Revenue Service provides that a regulated investment company such as SC-US may, but is not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Long-term capital gain distributions are not eligible for the dividends-received deduction referred to above.

      Under current federal tax law, the amount of an ordinary income dividend or capital gain distribution declared by SC-US during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-US will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gain distribution with respect to shares of SC-US held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-US will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-US, or the Secretary of the Treasury notifies SC-US that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      Further information relating to tax consequences is contained elsewhere in this Prospectus and in the Statement of Additional Information.

State and Local Taxes

      SC-US distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in SC-US.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-US's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.



      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-US's Class R shares may not be modified except by the vote of a majority of the holders of all Class R shares outstanding. SC-US's Class R shareholders have exclusive voting rights with respect to matters relating solely to SC-US's Class R shares. SC-US's Class R shareholders vote separately from SC-US's Class I shareholders and SC-EURO's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-US's Class R shareholders differ from the interests of SC-US's Class I shareholders and SC-EURO's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders.


      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US (including [___%] of the issued and outstanding Class R shares), which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company, which has its principal business address at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of SC-US's investments and to serve as SC-US's transfer and dividend disbursing agent. Firstar Trust Company does not have any part in deciding SC-US's investment policies or which securities are to be purchased or sold for SC-US's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-US ends on December 31 of each year. SC-US will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-US's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-US may advertise the "average annual total return" of the Class R shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-US's Class R shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-US's Class R shares and assumes that any income, dividends and/or capital gains distributions made by SC-US's Class R shares during the period are reinvested in Class R shares of SC-US. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-US's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-US's Class R annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-US also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-US's Class R shares for the specific period (again reflecting changes in SC-US's Class R share price and assuming reinvestment of Class R dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-US's performance.

                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs, SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.

                             ADDITIONAL INFORMATION

      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-ARBITRAGE seeks to provide shareholders with maximum returns by engaging in various arbitrage transactions in real estate securities in the United States. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-ARBITRAGE.



      By this Prospectus, Class I shares of SC-ARBITRAGE are being offered. Class I shares are offered to investors whose minimum investment is $250,000. Class I shares are offered directly through Security Capital Markets Group Incorporated, SC-ARBITRAGE's distributor ("Distributor"), SC-REMFs and various financial intermediaries. See "Purchase of Shares." SC-ARBITRAGE also offers Class R shares to investors whose minimum initial investment is $2,500. Class R shares have different expenses than Class I shares which would affect performance. Investors desiring to obtain information about SC-ARBITRAGE's Class R shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor.


      Investors are advised to read this Prospectus and retain it for future reference.



      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-ARBITRAGE. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, European Real Estate shares, and Security Capital Asia/Pacific Real Estate Shares. A Statement of Additional Information dated [_______________,1998], containing additional and more detailed information about SC-ARBITRAGE has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or writing SC-ARBITRAGE's Sub-Administrator at: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


      The Board of Directors of SC-REMFs believes that the unrestrained growth of SC-ARBITRAGE could impair investment flexibility and, therefore, would not be in the best interests of SC-ARBITRAGE's shareholders. Accordingly, SC-ARBITRAGE will cease offering shares to new investors for a period of at least six months when total assets reach $100 million. The imposition of this limitation will not affect existing shareholders of record, who will be permitted to continue to invest in SC-ARBITRAGE and to reinvest dividends and capital gain distributions. After SC-ARBITRAGE has been closed to new investors for a period of at least six months, the Board of Directors will evaluate whether to reopen SC-ARBITRAGE to new investors.


      This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             [_______________, 1998]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Expenses...................................................................   2

Description of SC-ARBITRAGE................................................   4

Investment Objectives and Policies.........................................   4

Trading and Investment Strategies..........................................   6

Risk Factors...............................................................   7

Non-Diversified Status & Portfolio Turnover................................   9

Officers, Directors and Other Personnel....................................  10

Investment Advisory Agreements.............................................  13

Administrator and Sub-Administrator........................................  14

Determination of Net Asset Value...........................................  14

Purchase of Shares.........................................................  15

Redemption of Shares.......................................................  17

Dividends and Distributions................................................  19

Taxation...................................................................  19

Organization and Description of Capital Stock..............................  20

Custodian and Transfer and Dividend
  Disbursing Agent.........................................................  21

Reports to Shareholders....................................................  21

Performance Information....................................................  21

Year 2000 Risks............................................................  22

Additional Information.....................................................  22

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-ARBITRAGE.

Annual Fund Operating Expenses


      The Class I shares of SC-ARBITRAGE pay for certain expenses attributable to Class I shares directly out of SC-US's Class I assets. These expenses are related to management of SC-ARBITRAGE, administration and other services. For example, SC-ARBITRAGE pays an advisory fee and an administrative fee to SCGCMG. SC-ARBITRAGE also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-ARBITRAGE's Class I assets to calculate SC-ARBITRAGE's Class I net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-ARBITRAGE and the portion of SC-ARBITRAGE's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-ARBITRAGE's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-ARBITRAGE's average annual net assets for such fiscal year are $100 million.

                                    Fee Table

Shareholder Transaction Expenses:
    Maximum sales charge on purchases and reinvested distributions...      None
    Redemption fee (1)  .............................................      None
Annual Fund Operating Expenses (after expense waivers and/or reimbursements, as a percentage of average net assets):
     Management fees(2)..............................................     2.00%
     12b-1 fees......................................................      None
     Other expenses (3)..............................................      .15%
                                                                        -------
     Total fund operating expenses...................................     2.15%


(1) SC-US's transfer agent charges a service fee of $12.00 for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-ARBITRAGE's distributor ("Distributor"), may be subject to a transaction fee.



(2) The 2.00% management fee is a "fulcrum fee" that will be applied to SC-ARBITRAGE's net assets in accordance with Securities and Exchange Commission ("SEC") regulations. After the first three full months of operations, SC- ARBITRAGE will pay a monthly advisory fee to SCGCMG which varies between an annual rate of 0.50% and 3.50% of SC-ARBITRAGE's average daily net assets based on the SC-ARBITRAGE's total return investment performance for the prior twelve-month period relative to the percentage change in Wilshire Real Estate Index ("WAREIT") for the same period (the "Index Return"). Until SC-ARBITRAGE completes twelve full calendar months of operations, the performance adjustment, which is 10% of the difference between the investment performance of SC-ARBITRAGE and the investment performance of WAREIT, will be measured from the date of inception. The advisory fee is structured so that it will be 2.00% if SC-ARBITRAGE's investment performance for the preceding twelve months (net of fees and expenses, including the advisory fee) equals the Index Return.


(3) Other Expenses are based estimated amounts for the current fiscal year.

Example


                                                           One       Three
                                                          Year       Years
                                                          ----       -----

A shareholder would bear the following expenses on
a $1,000 investment, assuming: a five percent annual
return, operating expenses as outlined in the fee
table above and redemption at the end of each period...    $22        $67


      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-ARBITRAGE's assets.

                           DESCRIPTION OF SC-ARBITRAGE


      SC-ARBITRAGE is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-ARBITRAGE, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital European Real Estate Shares ("SC-EURO") and Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA").


      SC-ARBITRAGE issues two classes of shares, one of which, Class I shares, includes investors whose minimum initial investment is $250,000. The second class of shares, Class R shares, which are offered to all other eligible investors, offers different services and incurs different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock." SC-ARBITRAGE Class I shares are offered by this prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES


      SC-ARBITRAGE's investment objective is to provide shareholders with maximum returns by engaging in various arbitrage transactions in real estate securities in the United States. SC-ARBITRAGE's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-ARBITRAGE's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental and thus may be changed by SC-ARBITRAGE's Board of Directors without shareholder approval. There can be no assurance that SC-ARBITRAGE's investment objective will be achieved.



Real Estate Securities


      Under normal circumstances, SC-ARBITRAGE will invest at least 65% of its assets in real estate securities. Such equity securities will consist of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in SCGCMG's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of SC-ARBITRAGE's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in such real estate. SC-ARBITRAGE may invest in securities issued by real estate companies, organized primarily in the U.S., that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-ARBITRAGE will not make any investments in securities issued by real estate companies affiliated with Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.


Real Estate Investment Trusts

      SC-ARBITRAGE may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Illiquid Securities


      SC-ARBITRAGE will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG will monitor the liquidity of such restricted securities under the supervision of SC-REMFs's Board of Directors. If SC-ARBITRAGE invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. See the Statement of Additional Information for further discussion of illiquid securities.


Convertible Securities, Warrants and Equity-Linked Securities

      SC-ARBITRAGE may invest in convertible securities, preferred stock, warrants and other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right but not the obligation, to buy shares of a company at a given price during a specified period.

      SC-ARBITRAGE also may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities. The return on equity-linked securities depends on the creditworthiness of the issuer. See Risk Factors.

Debt Securities and Money Market Instruments


      SC-ARBITRAGE may invest in debt securities from time to time, if SCGCMG believes investing in such securities might help achieve SC-ARBITRAGE's objective. SC-ARBITRAGE may invest in debt securities to the extent consistent with its investment policies, although SCGCMG expects that under normal circumstances the Funds are not likely to invest a substantial portion of their assets in debt securities.


      SC-ARBITRAGE may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to the Statement of Additional Information.


      SC-ARBITRAGE will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCGCMG will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below. See Risk Factors.



      When, in the judgment of SCGCMG, market or general economic conditions justify a temporary defensive position, SC-ARBITRAGE will deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. SC-ARBITRAGE may also at any time invest funds awaiting investment or held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

                        TRADING AND INVESTMENT STRATEGIES

Arbitrage Transactions


      SC-ARBITRAGE seeks to achieve maximum returns by engaging in short-term trading, risk and convertible arbitrage transactions. SC-ARBITRAGE's short-term trading and arbitrage transactions will focus primarily on real estate securities which are undergoing initial public offerings, secondary offerings, mergers and acquisitions and restructurings. SCGCMG relies on a dynamic integration of quantitative analysis in combination with SCGCMG's in-depth, proprietary research to identify unique arbitrage and other short-term opportunities for SC-ARBITRAGE's portfolio.


            o Mergers and Acquisitions Arbitrage. SC-ARBITRAGE will engage in arbitrage transactions involving purchases of the securities of a real estate company that is being acquired and sales of the securities of the acquiror.


            o Liquidity Arbitrage. SC-ARBITRAGE will engage in liquidity arbitrage transactions, involving the purchase and immediate sale of blocks of real estate securities. SCGCMG's valuation methodologies facilitate liquidity arbitrage by SC-ARBITRAGE enabling SC-ARBITRAGE to respond quickly to block opportunities as they arise.


            o Capital Issuance Arbitrage. SC-ARBITRAGE will engage in arbitrage transactions associated with REIT capital raising activities.

            o Event Arbitrage. SC-ARBITRAGE will engage in event arbitrage transactions in the securities of real estate companies which are undergoing a restructuring, spin-off or other structured event.


Short Sales



      SC-ARBITRAGE may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") to effect arbitrage transactions. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-ARBITRAGE incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-ARBITRAGE purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-ARBITRAGE is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. SC-ARBITRAGE generally will engage in short sales only to effect arbitrage transactions. All short sales will be fully collateralized. SC-ARBITRAGE may also engage in short sales against the box, which involves selling a security SC-ARBITRAGE holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-ARBITRAGE will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 100% of SC-ARBITRAGE's net assets (taken at market value). See the Statement of Additional Information for further discussion of short sales and short sales against the box.


Borrowing and Leverage

      SC-ARBITRAGE may borrow money in order to invest in additional portfolio securities and engage in liquidity arbitrage transactions. This practice, known as "leverage," increases SC-ARBITRAGE's market exposure and its risk. When SC-ARBITRAGE has borrowed money for leverage and its investments increase or decrease in value, SC-ARBITRAGE's net asset value will normally increase or decrease more than if it had not borrowed money. The interest SC-ARBITRAGE must pay on borrowed money will reduce the amount of any potential gains or increase any losses. SC-ARBITRAGE generally will not employ leverage in the absence of liquidity arbitrage opportunities. The amount of money borrowed by SC-ARBITRAGE for leverage may generally not exceed one-third of SC-ARBITRAGE's assets (including the amount borrowed).

      SC-ARBITRAGE may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by SC-ARBITRAGE of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The investment by SC-ARBITRAGE of the proceeds of a reverse repurchase agreement is the speculative leverage component of the transaction. SC-ARBITRAGE will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

Securities Loans and Repurchase Agreements


      SC-ARBITRAGE may lend portfolio securities to broker-dealers and may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of SC-REMFs's Board of Directors. These transactions must be fully collateralized at all times.


      In a repurchase agreement, SC-ARBITRAGE buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is generally from overnight to one week and never exceeds one year. SC-ARBITRAGE always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement.

Options and Futures

      SC-ARBITRAGE may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. Through the purchase and sale of futures contracts and related options, SC-ARBITRAGE may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. SC-ARBITRAGE also may write a call or put option in return for a premium, which is retained by SC-ARBITRAGE whether or not the option is exercised.

      SC-ARBITRAGE's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is difficult to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that SC-ARBITRAGE will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

      Transactions in options and futures contracts involve brokerage costs and may require SC-ARBITRAGE to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

Index Futures and Options

      SC-ARBITRAGE may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future dated. Depending on the change in value of the index between the time when SC-ARBITRAGE enters into and terminates an index futures or option transaction, SC-ARBITRAGE realizes a gain or loss. SC-ARBITRAGE may also buy and sell index futures and options to increase its investment return.

                                  RISK FACTORS

Real Estate Securities

      SC-ARBITRAGE will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-ARBITRAGE may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.


      In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent on the management skills of the management of the REIT and of the operators of the real estate in which the REITs are invested and generally may not be diversified. Equity and mortgage REITs are also subject to defaults by borrowers or customers and self-liquidation. REITs also generate expenses that are separate and apart from those charged by SC-US and therefore, shareholders will indirectly pay the fees charged by the REITs in which SC-US invests. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a customer's ability to meet its obligations to the REIT. In the event of a default by a borrower or customer, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


Debt Securities

      Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See Appendix A to the Statement of Additional Information.

Equity-Linked Securities


      Equity-linked securities are convertible into, or based upon the value of, underlying equity securities. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities.



Short Sales


      A short sale is a transaction in which SC-ARBITRAGE sells securities it does not own, but has borrowed, in anticipation of a decline in the market value of the securities. A short sale against the box is a transaction in which SC-ARBITRAGE sells securities it owns or has the right to acquire, also in anticipation of a decline in market value. An increase in the value of securities sold short or sold short against the box by SC-ARBITRAGE will result in a loss to SC-ARBITRAGE, and there can be no assurance that SC-ARBITRAGE will be able to limit the amount of its loss on a short position by closing out the position at any particular time or at an acceptable price.

Borrowing and Leverage


      SC-ARBITRAGE may borrow money to invest in additional portfolio securities in connection with liquidity arbitrage transactions. The interest SC-ARBITRAGE must pay on borrowed money will reduce the amount of any potential gains or increase any losses. Successful use of leverage depends on SCGCMG's ability to predict market movements correctly. SC-ARBITRAGE may at times borrow money by means of reverse repurchase agreements, which will increase SC-ARBITRAGE's overall investment exposure and may result in losses if interest rates rise during the term of such an agreement. Additionally, if the purchaser of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the SC-ARBITRAGE's repurchase obligation, and SC-ARBITRAGE's use of proceeds under the agreement may effectively be restricted pending such decision.

Securities Loans and Repurchase Agreements

      A repurchase agreement may be viewed as a fully collateralized loan of money by SC-ARBITRAGE to the seller. If the seller defaults and the value of the collateral declines, SC-ARBITRAGE might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, SC-ARBITRAGE's realization of gain upon the collateral may be delayed or limited. Repurchase agreements with durations or maturities over seven days in length are considered to be illiquid securities.

Risks Related to Options and Futures Strategies


      Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index of the securities held by a Fund that are the subject of a hedge. The successful use by SC-ARBITRAGE of the strategies described above further depends on the ability of SCGCMG to forecast market movements correctly. Other risks arise from SC-ARBITRAGE's potential inability to close out futures or options positions. Although SC-ARBITRAGE will enter into options and futures transactions only if SCGCMG believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that SC-ARBITRAGE will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit SC-ARBITRAGE's ability to engage in options and futures transactions.



      SC-ARBITRAGE expects that its options and futures transactions generally will be conducted on recognized exchanges. SC-ARBITRAGE may in certain instances purchase and sell options in the over-the-counter markets. SC-ARBITRAGE's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. SC-ARBITRAGE will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCGCMG, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.


      SC-ARBITRAGE will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on SC-ARBITRAGE's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of SC-ARBITRAGE's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)


                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-ARBITRAGE operates as a "non-diversified" investment company under the 1940 Act, which means SC-ARBITRAGE is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-ARBITRAGE intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve SC-ARBITRAGE of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-ARBITRAGE will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-ARBITRAGE's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-ARBITRAGE will not own more than 10% of the outstanding voting securities of a single issuer. SC-ARBITRAGE's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-

ARBITRAGE, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-ARBITRAGE may present greater risk to an investor than an investment in a diversified company.


      SC-ARBITRAGE anticipates that its annual portfolio turnover rate will not exceed 400%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 400% occurs, for example, when all of the securities held by SC-ARBITRAGE are replaced 4 times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-ARBITRAGE. High portfolio turnover may result in the realization of net short-term capital gains by SC-ARBITRAGE which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     OFFICERS, DIRECTORS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-ARBITRAGE is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-ARBITRAGE, including SC-REMFs's agreements with SCGCMG, or SC-ARBITRAGE's administrator, custodian and transfer agent. The management of SC-ARBITRAGE's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, SCGCMG and the administrator, subject always to the investment objective and policies of SC-ARBITRAGE and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and Officers of SC-REMFs and certain key members of SC-ARBITRAGE's Portfolio Management Committee and their principal occupations are set forth below.





Anthony R. Manno Jr.          Chairman of the Board of Directors, Managing
                              Director and President of SC-REMFs. Managing
                              Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital Group
                              Incorporated from March 1994 to June 1996. Prior to joining Security Capital, Mr. Manno was a Managing Director of LaSalle Partners Limited from
                              March 1980 to March 1994. Mr. Manno received his
                              M.B.A. from the University of Chicago Graduate
                              School of Business, an M.A. and a B.A. from Northwestern University and is a Certified Public
                              Accountant.



Robert H. Abrams              Director of SC-REMFs. Director of the Program in
                              Real Estate at Cornell University. Founder of
                              Colliers ABR, Inc. (formerly Abrams Benisch Riker
                              Inc.), a property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to 1992 and since 1992, has served as a Consultant. From
                              1959 to 1978 Mr. Abrams was Executive Vice
                              President and Director of Cross and Brown Company.
                              Mr. Abrams also serves as Trustee Emeritus and Presidential Counselor of his alma mater, Cornell
                              University. Mr. Abrams received his M.B.A. from
                              Harvard University and his B.A. from Cornell
                              University.



Stephen F. Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                              President for Administration and Treasurer of Loyola University, Chicago from 1981 to July 1994, where he was responsible for administration, investment, real estate and treasurer functions.
                              At Loyola University, he also served as Chief
                              Investment Officer, was Chairman of the Operations
                              Committee, was a member of the Investment and Finance Committees of the Board of

                              Trustees and was President and a Director of the Loyola Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty, Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San Diego. Mr. Kasbeer also serves as Trustee, Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe Preparatory School Combined Permanent Endowment Fund Trust. Mr. Kasbeer received his J.D. from John Marshall Law School and his M.A. and B.S. from Northwestern University.


George F. Keane               Director of SC-REMFs. Chairman of the Board of
                              Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in 1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President Emeritus of the Common Fund in 1993. He has served as a member of the Investment Advisory Committee of the $75 billion New York State Common Retirement Fund since 1982. He has been a Director of the RCB
                              Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since 1993, and a Director of the Bramwell Funds since 1994.
                              He is also a Director of Universal Stainless &
                              Alloy Products, Global Pharmaceutical Corporation,
                              United Water Resources and United Properties
                              Group, Gulf Resources Corporation, and the
                              Universal Bond Fund, and is an advisor to Associated Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                              University where he received his B.A., and as a Director and Chairman of the Investment Committee of the United Negro College Fund. Mr. Keane holds honorary degrees from Loyola University, Chicago, Illinois and Lawrence University, Appleton,
                              Wisconsin.




John H. Gardner, Jr.          Director of SC-REMFs. Managing Director of
                              Security Capital (US) Management since July, 1997.
                              Prior thereto, REIT Manager for Security Capital
                              Pacific Trust ("PTR") from February 1995 to June
                              1997 and Senior Vice President of Security Capital
                              Atlantic Incorporated ("ATLANTIC"), PTR and the
                              PTR REIT Manager from September 1994 to June 1997 where he had overall responsibility for asset management and multifamily dispositions. Prior to joining Security Capital, Mr. Gardner was with
                              Copley Real Estate Advisors as a Managing Director and Principal responsible for portfolio management from January 1991 to September 1994 and as a Vice
                              President and Principal of asset management from December 1984 to December 1990. From July 1977 to
                              November 1984, Mr. Gardner was a Real Estate
                              Manager with the John Hancock Companies. Mr.
                              Gardner received his M.S. from Bentley College and his B.S. from Stonehill College.





Kenneth D. Statz              Managing Director of SC-REMFs. Managing Director
                              of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice President of SCGCMG from July 1996 to
                              October 1997 and Vice President from May 1995 to
                              June 1996. Prior to joining Security Capital, Mr.
                              Statz was a Vice President and Senior REIT Analyst in the investment research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital
                              Management from August 1982 to February 1992. Mr.
                              Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.


Kevin W. Bedell               Senior Vice President of SC-REMFs. Senior Vice
                              President of SCGCMG since November 1997 and Vice
                              President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr.
                              Bedell spent nine years with LaSalle Partners
                              Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private
                              REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A. from the University of Chicago and his B.A. from Kenyon
                              College.



Albert D. Adriani             Member, SC-ARBITRAGE Portfolio Management
                              Committee; Vice President of SCGCMG since April
                              1996, where he is responsible for providing portfolio management analysis. From January 1995 to April 1996, he was Vice President, Security
                              Capital (UK) Management Limited and Security
                              Capital U.S. Realty Incorporated; from March 1994 to January 1995, he was with Security Capital
                              Markets Group. Prior thereto, he was an investment analyst with HAL Investments BV from July 1992 to
                              January 1994. Mr. Adriani received his M.B.A. from the University of Chicago Graduate School of
                              Business and his B.A. from the University of Chicago. Mr. Adriani is a Chartered Financial
                              Analyst.



Jeffrey C. Nellessen          Vice President, Secretary and Treasurer of
                              SC-REMFs. Vice President and Controller of SCGCMG since March 1997. Prior thereto, from June 1988 to
                              March 1997, he was Controller, Manager of Client
                              Administration and Compliance Officer at Strong
                              Capital Management, Inc. Mr. Nellessen is a
                              Certified Public Accountant, Certified Management
                              Accountant and a Certified Financial Planner. He received his B.B.A. from the University of Wisconsin, Madison.



SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-ARBITRAGE under the overall supervision and control of the Directors of SC-REMFs.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. SCGCMG is a wholly- owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



      The SC-ARBITRAGE Portfolio Management Committee, which is comprised of certain SC-REMFs officers and SCGCMG analysts, is primarily responsible for the construction of SC-ARBITRAGE's portfolio.

                          INVESTMENT ADVISORY AGREEMENT


      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-ARBITRAGE's portfolio, makes the day-to-day investment decisions for SC-ARBITRAGE, and generally manages SC-ARBITRAGE's investments in accordance with the stated policies of SC-ARBITRAGE, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of SC-ARBITRAGE. SCGCMG provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-ARBITRAGE, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-ARBITRAGE's Class I shares pay SCGCMG, monthly, an annual management fee in an amount equal to 2.00% of SC-ARBITRAGE's Class I average daily net asset value during the first three full months of operations. Thereafter, SC-ARBITRAGE Class I shares will pay SCGCMG an annual investment advisory fee which increases or decreases from a "fulcrum fee" of 2.00% of SC-ARBITRAGE's Class I average daily net assets based on the total return investment performance of SC-ARBITRAGE for the prior twelve-month period. Until SC-ARBITRAGE completes twelve full months of operations, the performance adjustment will be measured from the date of inception relative to the percentage change in the Wilshire Real Estate Index (the "Index") for the same period (the "Index Return"). A general description of the index is included in the Statement of Additional Information.


      The advisory fee will be paid monthly, at an annual rate which varies between 0.50% and 3.50% of SC-ARBITRAGE's average net assets. The advisory fee is structured so that it will be 2.00% of SC-ARBITRAGE's average net assets if SC-ARBITRAGE's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 2.00% by 10 percent of the difference between SC-ARBITRAGE's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 3.50% or down to the minimum fee of 0.50%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period.

                                                       ADVISORY FEE
                  FUND PERFORMANCE                   (AS % OF AVERAGE
             (NET OF FEES AND EXPENSES)             DAILY NET ASSETS)*
                Index Return + 15%                        3.50%
                Index Return + 10                         3.00
                Index Return + 5                          2.50
                Index Return + 3                          2.30
                Index Return + 1                          2.10
                Index Return                              2.00
                Index Return - 1                          1.90
                Index Return - 3                          1.70
                Index Return - 5                          1.50
                Index Return - 10                         1.00
                Index Return - 15                         0.50

* The advisory fee increases or decreases from a "fulcrum fee" of 2.00%.


      The "fulcrum fee" of 2.00% is higher than the fees paid by most other investment companies and, accordingly, the fee paid by SC-ARBITRAGE may exceed the advisory fees paid by most other investment companies, even if the investment performance of SC-ARBITRAGE is less than the Index Return. Also, SCGCMG may receive the maximum fee even if the Fund's absolute performance is negative and may receive the minimum fee in instances where SC-ARBITRAGE experiences significant positive performance.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-ARBITRAGE's Class I shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) legal and auditing expenses, (d) costs of printing and postage fees related to preparing and distributing SC-ARBITRAGE's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-ARBITRAGE shares pays for the portion SC-ARBITRAGE's expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-ARBITRAGE, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs;
(ii) paying compensation of SC-REMFs's officers for services rendered as such;
(iii) authorizing expenditures and approving bills for payment on behalf of SC-ARBITRAGE; (iv) supervising preparation of the periodic updating of SC-ARBITRAGE's Prospectus and Statement of Additional Information; (v) supervising preparation of semi-annual reports to SC-ARBITRAGE's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-ARBITRAGE's investment portfolio and the publication of the net asset value of SC-ARBITRAGE's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-ARBITRAGE, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-ARBITRAGE; (ix) maintaining books and records for SC-ARBITRAGE (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-ARBITRAGE's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain Firstar Trust Company (the "Sub-Administrator") as sub-administrator under a fund administration and servicing agreement (the "Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-ARBITRAGE's net asset value and preparing such figures for publication, maintaining certain of SC-ARBITRAGE's books and records that are not maintained by SCGCMG, or the custodian or transfer agent, preparing financial information for SC-ARBITRAGE's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of .06% of the first $200 million of SC-ARBITRAGE's average daily net assets, and at lower rates on SC-ARBITRAGE's average daily net assets in excess of that amount, subject to an annual minimum fee of $30,000. The Sub-Administrator also serves as SC-ARBITRAGE's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-ARBITRAGE under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of .02% of the value of SC-ARBITRAGE's average daily net assets.



                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share of Class I shares of SC-ARBITRAGE, $.01 par value per share ("Common Stock"), is determined on each day the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in SC-ARBITRAGE's investments to affect the net asset value, as of the close of trading on the New York Stock Exchange, by adding the market value of all securities in SC-ARBITRAGE's portfolio and other assets represented by Class I shares, subtracting liabilities, incurred or accrued allocable to Class I shares, and dividing by the total number of Class I shares then outstanding.

      For purposes of determining the net asset value per share of Class I shares, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


      Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by SCGCMG to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Any securities, or other assets, for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors that best reflects the fair value of such securities or assets.


                               PURCHASE OF SHARES


      Class I shares are being offered to investors whose minimum initial investment is $250,000. SC-ARBITRAGE Class I shares may be purchased through Firstar Trust Company, SC-ARBITRAGE's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-ARBITRAGE will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class I shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-ARBITRAGE shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.


      By investing in SC-ARBITRAGE, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.


Initial Investment

      The minimum initial investment is $250,000. Class I shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by

SC-ARBITRAGE and are not binding until so accepted. SC-ARBITRAGE reserves the right to decline to accept a purchase order application in whole or in part.

Mail


      The following instructions should be used when mailing a check or money order payable to "Security Capital Real Estate Arbitrage Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:



      Via U.S. Mail                     By Overnight Courier



     Security Capital                  Security Capital
        Real Estate Arbitrage Shares      Real Estate Arbitrage Shares
      c/o Firstar Trust Company         c/o Firstar Trust Company
      Mutual Fund Services              Mutual Fund Services
      P.O. Box 701                      3rd Floor
      Milwaukee, Wisconsin 53201-0710   615 East Michigan Street
                                        Milwaukee, Wisconsin 53202


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-ARBITRAGE as a result.

Wire Purchases

      Class I shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:

Wire to:                   Firstar Bank
                           ABA Number 075000022

Credit:                    Firstar Trust Company
                           Account 112-952-137

Further Credit:            Security Capital Real Estate Arbitrage Shares
                           (shareholder account number)
                           (shareholder name/registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-ARBITRAGE and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Subsequent Investments


      Additional investments must be at least $20,000 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-ARBITRAGE account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House

("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class I shares.


Exchange Feature


      Class I shares of SC-ARBITRAGE may be exchanged for Class I shares of SC-US, SC-EURO and SC-ASIA. Exchanges of Class I shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).


                              REDEMPTION OF SHARES


      You may request redemption of part or all of your Class I shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-ARBITRAGE normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-ARBITRAGE may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.



      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-ARBITRAGE of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."


      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class I shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class I shares (for a fixed dollar amount) at net asset value to Security Capital Real Estate Arbitrage Shares:


      Via U.S. Mail                     By Overnight Courier



      Security Capital                  Security Capital
        Real Estate Arbitrage Shares      Real Estate Arbitrage Shares
      c/o Firstar Trust Company         c/o Firstar Trust Company
      Mutual Fund Services              Mutual Fund Services
      P.O. Box 701                      3rd Floor
      Milwaukee, Wisconsin 53201-0710   615 East Michigan Street
                                        Milwaukee, Wisconsin 53202


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-ARBITRAGE. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone


      You may redeem shares by telephone by calling the Transfer Agent at 1-800-699-4594. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-ARBITRAGE reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.


      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-ARBITRAGE will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-ARBITRAGE reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-ARBITRAGE or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-ARBITRAGE may suspend the right of redemption during any period when
(i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-ARBITRAGE not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-ARBITRAGE in not less than 30 days' notice if, at the time of any redemption of Class I shares in his or her account, the value of the remaining shares in the account falls below $250,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      A Class I shareholder who fails to satisfy minimum account balance requirements may elect to convert Class I shares to Class R shares. Class I shares will be converted to Class R shares at the next determined net asset value for Class I shares and Class R shares after the receipt by the distributor of a written conversion request. SC-ARBITRAGE does not charge a fee to process conversions. SC-ARBITRAGE reserves the right to reject any conversion request in whole or in part. The conversion feature may be modified or terminated at any time upon notice to SC-ARBITRAGE Class I shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-ARBITRAGE's investment income will be declared and distributed annually. SC-ARBITRAGE intends to distribute net realized capital gains, if any, at least annually, although SC-ARBITRAGE's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into full and fractional shares of SC-ARBITRAGE based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-ARBITRAGE will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-ARBITRAGE will send shareholders a statement showing the amount and tax characterization of the distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-ARBITRAGE will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 28% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-ARBITRAGE's distribution policies for SC-ARBITRAGE and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-ARBITRAGE, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-ARBITRAGE intends to qualify and elect to be taxed as a "regulated investment company" under the Code. To the extent that SC-ARBITRAGE distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves SC-ARBITRAGE of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-ARBITRAGE, which does not include distributions received by SC-ARBITRAGE from REITs. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-ARBITRAGE at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-ARBITRAGE is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-ARBITRAGE to its shareholders as capital gain distributions is taxable to the shareholders as long-term capital gain, irrespective of the length of time a shareholder may have held his or her stock. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held for more than 18 months on the date of the sale or exchange of those assets. A notice issued by the Internal Revenue Service provides that a regulated investment company such as SC-ARBITRAGE may, but is not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Long-term capital gain distributions are not eligible for the dividends-received deduction referred to above.

      Under current federal tax law, the amount of an ordinary income dividend or capital gain distribution declared by SC-ARBITRAGE during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-ARBITRAGE will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gain distribution with respect to shares of SC-ARBITRAGE held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-ARBITRAGE will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-ARBITRAGE, or the Secretary of the Treasury notifies SC-ARBITRAGE that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      Further information relating to tax consequences is contained elsewhere in this Prospectus and in the Statement of Additional Information.

State and Local Taxes

      SC-ARBITRAGE distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in SC-ARBITRAGE.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares Incorporated. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-US's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.


      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-ARBITRAGE's Class I shares may not be modified except by the vote of a majority of the holders of all Class I shares outstanding. SC-ARBITRAGE's Class I shareholders have exclusive voting rights with respect to matters relating solely to SC-ARBITRAGE's Class I shares. SC-ARBITRAGE's Class I shareholders vote separately from SC-ARBITRAGE's Class R shareholders and SC-US's, SC-EURO's, and SC-ASIA's Class I and Class R shareholders on matters in which the interests of SC-ARBITRAGE's Class I shareholders differ from the interests of SC-ARBITRAGE's Class R shareholders and SC-US's, SC-EURO's, and SC-ASIA's Class I and Class R shareholders.

      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company, which has its principal business address at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of SC-ARBITRAGE's investments and to serve as SC-ARBITRAGE's transfer and dividend disbursing agent. Firstar Trust Company does not have any part in deciding SC-ARBITRAGE's investment policies or which securities are to be purchased or sold for SC-ARBITRAGE's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-ARBITRAGE ends on December 31 of each year. SC-ARBITRAGE will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-ARBITRAGE's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-ARBITRAGE may advertise the "average annual total return" of the Class I shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-ARBITRAGE's Class I shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-ARBITRAGE's Class I shares and assumes that any income, dividends and/or capital gains distributions made by SC-ARBITRAGE's Class I shares during the period are reinvested in Class I shares of SC-ARBITRAGE. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-ARBITRAGE's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-ARBITRAGE's Class I annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-ARBITRAGE also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-ARBITRAGE's Class I shares for the specific period (again reflecting changes in SC-ARBITRAGE's Class I share price and assuming reinvestment of Class I dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-ARBITRAGE's performance.

                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs, SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION

      Any shareholder inquiries may be directed to SC-ARBITRAGE at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-ARBITRAGE with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-ARBITRAGE seeks to provide shareholders with maximum returns by engaging in various arbitrage transactions in real estate securities in the United States. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-ARBITRAGE.



      By this Prospectus, Class R shares of SC-ARBITRAGE are being offered. Class R shares are sold at net asset value without a sales charge to investors whose minimum initial investment is $2500. Class R shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-ARBITRAGE's distributor ("Distributor"), and various financial intermediaries. SC-ARBITRAGE also offers Class I shares to investors whose minimum investment is $250,000. Class I shares have different expenses than Class R shares which would affect performance. Investors desiring to obtain information about SC-ARBITRAGE's Class I shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor.


      Investors are advised to read this Prospectus and retain it for future reference.



      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-ARBITRAGE. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, Security Capital European Real Estate Shares and Security Capital Asia/Pacific Real Estate Shares. A Statement of Additional Information dated [_______________,1998], containing additional and more detailed information about SC-ARBITRAGE has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or writing or calling SC-ARBITRAGE's Sub-Administrator at: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


      The Board of Directors of SC-REMFs believes that the unrestrained growth of SC-ARBITRAGE could impair investment flexibility and, therefore, would not be in the best interests of SC-ARBITRAGE's shareholders. Accordingly, SC-ARBITRAGE will cease offering shares to new investors for a period of at least six months when total assets reach $100 million. The imposition of this limitation will not affect existing shareholders of record, who will be permitted to continue to invest in SC-ARBITRAGE and to reinvest dividends and capital gain distributions. After SC-ARBITRAGE has been closed to new investors for a period of at least six months, the Board of Directors will evaluate whether to reopen SC-ARBITRAGE to new investors.


      This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             [_______________, 1998]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expenses...................................................................   2

Description of SC-ARBITRAGE................................................   4

Investment Objectives and Policies.........................................   4

Trading and Investment Strategies..........................................   5

Risk Factors...............................................................   7

Non-Diversified Status & Portfolio Turnover................................   9

Directors, Officers and Other Personnel....................................  10

Investment Advisory Agreement..............................................  12

Administrator and Sub-Administrator........................................  14

Distribution and Servicing Plan............................................  14

Determination of Net Asset Value...........................................  15

Purchase of Shares.........................................................  15

Redemption of Shares.......................................................  18

Dividends and Distributions................................................  20

Taxation...................................................................  20

Organization and Description of Capital Stock..............................  21

Custodian and Transfer and Dividend
  Disbursing Agent.........................................................  22

Reports to Shareholders....................................................  22

Performance Information....................................................  22

Year 2000 Risks............................................................  23

Additional Information.....................................................  23

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-ARBITRAGE.

Annual Fund Operating Expenses


      The Class R shares of SC-ARBITRAGE pay for certain expenses attributable to Class R shares directly out of SC-US's Class R assets. These expenses are related to management of SC-ARBITRAGE, administration and other services. For example, SC-ARBITRAGE pays an advisory fee and an administrative fee to SCGCMG. SC-ARBITRAGE also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-ARBITRAGE's Class R assets to calculate SC-ARBITRAGE's Class R net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-ARBITRAGE and the portion of SC-ARBITRAGE's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-ARBITRAGE's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-ARBITRAGE's average annual net assets for such fiscal year are $100 million.

                                    Fee Table


Shareholder Transaction Expenses:
    Maximum sales charge on purchases and reinvested distributions...      None
    Redemption fee (1)  .............................................      None
Annual Fund Operating Expenses (after expense waivers and/or reimbursements, as a percentage of average net assets):
     Management fees(2)..............................................     2.00%
     12b-1 fees(3)...................................................      .25%
     Other expenses (4)..............................................      .30%
                                                                        -------
     Total fund operating expenses...................................     2.55%


(1) SC-US's transfer agent charges a service fee of $12.00 for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-ARBITRAGE's distributor ("Distributor"), may be subject to a transaction fee.



(2) The 2.00% management fee is a "fulcrum fee" that will be applied to SC-ARBITRAGE's net assets in accordance with Securities and Exchange Commission ("SEC") regulations. After the first three full months of operations, SC- ARBITRAGE will pay a monthly advisory fee to SCGCMG which varies between an annual rate of 0.50% and 3.50% of SC-ARBITRAGE's average daily net assets based on the SC-ARBITRAGE's total return investment performance for the prior twelve-month period relative to the percentage change in Wilshire Real Estate Index ("WAREIT") for the same period (the "Index Return"). Until SC-ARBITRAGE completes twelve full calendar months of operations, the performance adjustment, which is 10% of the difference between the investment performance of SC-ARBITRAGE and the investment performance of WAREIT, will be measured from the date of inception. The advisory fee is structured so that it will be 2.00% if SC-ARBITRAGE's investment performance for the preceding twelve months (net of fees and expenses, including the advisory fee) equals the Index Return.


(3) SC-REMFs has adopted a Distribution and Service Plan for SC-ARBITRAGE Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-US pays Security Capital Markets Group Incorporated a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-ARBITRAGE's Class R average daily net assets. As a result, long-term

    Class R shareholders of SC-ARBITRAGE may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").

(4) Other Expenses are based estimated amounts for the current fiscal year.

Example


                                                          One       Three
                                                         Year       Years
                                                         ----       -----

A shareholder would bear the following expenses on
a $1,000 investment, assuming: a five percent annual
return, operating expenses as outlined in the fee
table above and redemption at the end of each period...   $26        $79


      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-ARBITRAGE's assets.

                           DESCRIPTION OF SC-ARBITRAGE


      SC-ARBITRAGE is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-ARBITRAGE, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital European Real Estate Shares ("SC-EURO") and Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA").


      SC-ARBITRAGE issues two classes of shares, one of which, Class R shares, is offered by this prospectus. SC-ARBITRAGE also issues Class I shares to investors whose minimum initial investment is $250,000. Class R shares offer different services and incur different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock."

                        INVESTMENT OBJECTIVE AND POLICIES


      SC-ARBITRAGE's investment objective is to provide shareholders with maximum returns by engaging in various arbitrage transactions in real estate securities in the United States. SC-ARBITRAGE's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-ARBITRAGE's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental and thus may be changed by SC-ARBITRAGE's Board of Directors without shareholder approval. There can be no assurance that SC-ARBITRAGE's investment objective will be achieved.

Real Estate Securities


      Under normal circumstances, SC-ARBITRAGE will invest at least 65% of its assets in real estate securities. Such equity securities will consist of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in SCGCMG's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of SC-ARBITRAGE's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in such real estate. SC-ARBITRAGE may invest in securities issued by real estate companies, organized primarily in the U.S., that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-ARBITRAGE will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.


Real Estate Investment Trusts

      SC-ARBITRAGE may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Illiquid Securities


      SC-ARBITRAGE will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG will monitor the liquidity of such restricted securities under the supervision of SC-REMFs's Board of Directors. If SC-ARBITRAGE invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. See the Statement of Additional Information for further discussion of illiquid securities.

Convertible Securities, Warrants and Equity-Linked Securities

      SC-ARBITRAGE may invest in convertible securities, preferred stock, warrants and other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right but not the obligation, to buy shares of a company at a given price during a specified period.

      SC-ARBITRAGE also may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities. The return on equity-linked securities depends on the creditworthiness of the issuer. See Risk Factors.

Debt Securities and Money Market Instruments


      SC-ARBITRAGE may invest in debt securities from time to time, if SCGCMG believes investing in such securities might help achieve SC-ARBITRAGE's objective. SC-ARBITRAGE may invest in debt securities to the extent consistent with its investment policies, although SCGCMG expects that under normal circumstances the Funds are not likely to invest a substantial portion of their assets in debt securities.


      SC-ARBITRAGE may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to the Statement of Additional Information.


      SC-ARBITRAGE will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCGCMG will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below. See Risk Factors.



      When, in the judgment of SCGCMG, market or general economic conditions justify a temporary defensive position, SC-ARBITRAGE will deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. SC-ARBITRAGE may also at any time invest funds awaiting investment or held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.


                        TRADING AND INVESTMENT STRATEGIES

Arbitrage Transactions


      SC-ARBITRAGE seeks to achieve maximum returns by engaging in short-term trading, risk and convertible arbitrage transactions. SC-ARBITRAGE's short-term trading and arbitrage transactions will focus primarily on real estate securities which are undergoing initial public offerings, secondary offerings, mergers and acquisitions and restructurings. SCGCMG relies on a dynamic integration of quantitative analysis in combination with SCGMCGs

Management's in-depth, proprietary research to identify unique arbitrage and other short-term opportunities for SC-ARBITRAGE's portfolio.


            o Mergers and Acquisitions Arbitrage. SC-ARBITRAGE will engage in arbitrage transactions involving purchases of the securities of a real estate company that is being acquired and sales of the securities of the acquiror.

            o Liquidity Arbitrage. SC-ARBITRAGE will engage in liquidity arbitrage transactions, involving the purchase and immediate sale of blocks of real estate securities. SC(US) Management's valuation methodologies facilitate liquidity arbitrage by SC-ARBITRAGE enabling SC-ARBITRAGE to respond quickly to block opportunities as they arise.

            o Capital Issuance Arbitrage. SC-ARBITRAGE will engage in arbitrage transactions associated with REIT capital raising activities.

            o Event Arbitrage. SC-ARBITRAGE will engage in event arbitrage transactions in the securities of real estate companies which are undergoing a restructuring, spin-off or other structured event.


Short Sales



      SC-ARBITRAGE may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") to effect arbitrage transactions. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-ARBITRAGE incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-ARBITRAGE purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-ARBITRAGE is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. SC-ARBITRAGE generally will engage in short sales only to effect arbitrage transactions. All short sales will be fully collateralized. SC-ARBITRAGE may also engage in short sales against the box, which involves selling a security SC-ARBITRAGE holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-ARBITRAGE will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 100% of SC-ARBITRAGE's net assets (taken at market value). See the Statement of Additional Information for further discussion of short sales and short sales against the box.


Borrowing and Leverage

      SC-ARBITRAGE may borrow money in order to invest in additional portfolio securities and engage in liquidity arbitrage transactions. This practice, known as "leverage," increases SC-ARBITRAGE's market exposure and its risk. When SC-ARBITRAGE has borrowed money for leverage and its investments increase or decrease in value, SC-ARBITRAGE's net asset value will normally increase or decrease more than if it had not borrowed money. The interest SC-ARBITRAGE must pay on borrowed money will reduce the amount of any potential gains or increase any losses. SC-ARBITRAGE generally will not employ leverage in the absence of liquidity arbitrage opportunities. The amount of money borrowed by SC-ARBITRAGE for leverage may generally not exceed one-third of SC-ARBITRAGE's assets (including the amount borrowed).

      SC-ARBITRAGE may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by SC-ARBITRAGE of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The investment by SC-ARBITRAGE of the proceeds of a reverse repurchase agreement is the speculative leverage component of the transaction. SC-ARBITRAGE will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

Securities Loans and Repurchase Agreements


      SC-ARBITRAGE may lend portfolio securities to broker-dealers and may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of SC-REMFs's Board of Directors. These transactions must be fully collateralized at all times.


      In a repurchase agreement, SC-ARBITRAGE buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is generally from overnight to one week and never exceeds one year. SC-ARBITRAGE always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement.

Options and Futures

      SC-ARBITRAGE may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. Through the purchase and sale of futures contracts and related options, SC-ARBITRAGE may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. SC-ARBITRAGE also may write a call or put option in return for a premium, which is retained by SC-ARBITRAGE whether or not the option is exercised.

      SC-ARBITRAGE's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is difficult to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that SC-ARBITRAGE will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

      Transactions in options and futures contracts involve brokerage costs and may require SC-ARBITRAGE to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

Index Futures and Options

      SC-ARBITRAGE may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future dated. Depending on the change in value of the index between the time when SC-ARBITRAGE enters into and terminates an index futures or option transaction, SC-ARBITRAGE realizes a gain or loss. SC-ARBITRAGE may also buy and sell index futures and options to increase its investment return.

                                  RISK FACTORS

Real Estate Securities

      SC-ARBITRAGE will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-ARBITRAGE may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent on the management skills of the management of the REIT and of the operators of the real estate in which the REITs are invested and generally may not be diversified. Equity and mortgage REITs are also subject to defaults by borrowers or customers and self-liquidation. REITs also generate expenses that are separate and apart from those charged by SC-US and therefore, shareholders will indirectly pay the fees charged by the REITs in which SC-US invests. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a customer's ability to meet its obligations to the REIT. In the event of a default by a borrower or customer, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


Debt Securities

      Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See Appendix A to the Statement of Additional Information.

Equity-Linked Securities


      Equity-linked securities are convertible into, or based upon the value of, underlying equity securities. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities



Short Sales


      A short sale is a transaction in which SC-ARBITRAGE sells securities it does not own, but has borrowed, in anticipation of a decline in the market value of the securities. A short sale against the box is a transaction in which SC-ARBITRAGE sells securities it owns or has the right to acquire, also in anticipation of a decline in market value. An increase in the value of securities sold short or sold short against the box by SC-ARBITRAGE will result in a loss to SC-ARBITRAGE, and there can be no assurance that SC-ARBITRAGE will be able to limit the amount of its loss on a short position by closing out the position at any particular time or at an acceptable price.

Borrowing and Leverage


      SC-ARBITRAGE may borrow money to invest in additional portfolio securities in connection with liquidity arbitrage transactions. The interest SC-ARBITRAGE must pay on borrowed money will reduce the amount of any potential gains or increase any losses. Successful use of leverage depends on SCGCMG's ability to predict market movements correctly. SC-ARBITRAGE may at times borrow money by means of reverse repurchase agreements, which will increase SC-ARBITRAGE's overall investment exposure and may result in losses if interest rates rise during the term of such an agreement. Additionally, if the purchaser of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the SC-ARBITRAGE's repurchase obligation, and SC-ARBITRAGE's use of proceeds under the agreement may effectively be restricted pending such decision.

Securities Loans and Repurchase Agreements

      A repurchase agreement may be viewed as a fully collateralized loan of money by SC-ARBITRAGE to the seller. If the seller defaults and the value of the collateral declines, SC-ARBITRAGE might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, SC-ARBITRAGE's realization of gain upon the collateral may be delayed or limited. Repurchase agreements with durations or maturities over seven days in length are considered to be illiquid securities.

Risks Related to Options and Futures Strategies


      Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index of the securities held by a Fund that are the subject of a hedge. The successful use by SC-ARBITRAGE of the strategies described above further depends on the ability of SCGCMG to forecast market movements correctly. Other risks arise from SC-ARBITRAGE's potential inability to close out futures or options positions. Although SC-ARBITRAGE will enter into options and futures transactions only if SCGCMG believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that SC-ARBITRAGE will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit SC-ARBITRAGE's ability to engage in options and futures transactions.



      SC-ARBITRAGE expects that its options and futures transactions generally will be conducted on recognized exchanges. SC-ARBITRAGE may in certain instances purchase and sell options in the over-the-counter markets. SC-ARBITRAGE's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. SC-ARBITRAGE will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCGCMG, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.


      SC-ARBITRAGE will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on SC-ARBITRAGE's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of SC-ARBITRAGE's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)


                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-ARBITRAGE operates as a "non-diversified" investment company under the 1940 Act, which means SC-ARBITRAGE is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-ARBITRAGE intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve SC-ARBITRAGE of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-ARBITRAGE will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-ARBITRAGE's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-ARBITRAGE will not own more than 10% of the outstanding voting securities of a single issuer. SC-ARBITRAGE's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-ARBITRAGE, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-ARBITRAGE may present greater risk to an investor than an investment in a diversified company.


      SC-ARBITRAGE anticipates that its annual portfolio turnover rate will not exceed 400%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 400% occurs, for example, when all of the securities held by SC-ARBITRAGE are replaced 4 times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-ARBITRAGE. High portfolio turnover may result in the realization of net short-term capital gains by SC-ARBITRAGE which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

                    DIRECTORS, OFFICERS, AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-ARBITRAGE is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-ARBITRAGE, including SC-REMFs's agreements with SCGCMG, or SC-ARBITRAGE's administrator, custodian and transfer agent. The management of SC-ARBITRAGE's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, SCGCMG and the administrator, subject always to the investment objective and policies of SC-ARBITRAGE and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and Officers of SC-REMFs and certain key members of SC-ARBITRAGE's Portfolio Management Committee and their principal occupations are set forth below.





Anthony R. Manno Jr.          Chairman of the Board of Directors, Managing
                              Director and President of SC-REMFs. Managing
                              Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital Group
                              Incorporated from March 1994 to June 1996. Prior to joining Security Capital, Mr. Manno was a Managing Director of LaSalle Partners Limited from
                              March 1980 to March 1994. Mr. Manno received his
                              M.B.A. from the University of Chicago Graduate
                              School of Business, an M.A. and a B.A. from Northwestern University and is a Certified Public
                              Accountant.



Robert H. Abrams              Director of SC-REMFs. Director of the Program in
                              Real Estate at Cornell University. Founder of
                              Colliers ABR, Inc. (formerly Abrams Benisch Riker
                              Inc.), a property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to 1992 and since 1992, has served as a Consultant. From
                              1959 to 1978 Mr. Abrams was Executive Vice
                              President and Director of Cross and Brown Company.
                              Mr. Abrams also serves as Trustee Emeritus and Presidential Counselor of his alma mater, Cornell
                              University. Mr. Abrams received his M.B.A. from
                              Harvard University and his B.A. from Cornell
                              University.



Stephen F. Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                              President for Administration and Treasurer of Loyola University, Chicago from 1981 to July 1994, where he was responsible for administration, investment, real estate and treasurer functions.
                              At Loyola University, he also served as Chief
                              Investment Officer, was Chairman of the Operations
                              Committee, was a member of the Investment and Finance Committees of the Board of Trustees and was President and a Director of the Loyola
                              Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty, Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San
                              Diego. Mr. Kasbeer also serves as Trustee,
                              Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe
                              Preparatory School Combined Permanent Endowment

                              Fund Trust. Mr. Kasbeer received his J.D. from John Marshall Law School and his M.A. and B.S. from Northwestern University.


George F. Keane               Director of SC-REMFs. Chairman of the Board of
                              Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in 1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President Emeritus of the Common Fund in 1993. He has served as a member of the Investment Advisory Committee of the $75 billion New York State Common Retirement Fund since 1982. He has been a Director of the RCB
                              Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since 1993, and a Director of the Bramwell Funds since 1994.
                              He is also a Director of Universal Stainless &
                              Alloy Products, Global Pharmaceutical Corporation,
                              United Water Resources and United Properties
                              Group, Gulf Resources Corporation, and the
                              Universal Bond Fund, and is an advisor to Associated Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                              University where he received his B.A., and as a Director and Chairman of the Investment Committee of the United Negro College Fund. Mr. Keane holds honorary degrees from Loyola University, Chicago, Illinois and Lawrence University, Appleton,
                              Wisconsin.




John H. Gardner, Jr.          Director of SC-REMFs. Managing Director of
                              Security Capital (US) Management since July, 1997.
                              Prior thereto, the REIT Manager for Security
                              Capital Pacific Trust ("PTR") from February 1995 to June 1997 and Senior Vice President of Security
                              Capital Atlantic Incorporated ("ATLANTIC"), PTR and the PTR REIT Manager from September 1994 to
                              June 1997 where he had overall responsibility for asset management and multifamily dispositions.
                              Prior to joining Security Capital, Mr. Gardner was with Copley Real Estate Advisors as a Managing
                              Director and Principal responsible for portfolio management from January 1991 to September 1994 and as a Vice President and Principal of asset management from December 1984 to December 1990.
                              From July 1977 to November 1984, Mr. Gardner was a
                              Real Estate Manager with the John Hancock
                              Companies. Mr. Gardner received his M.S. from
                              Bentley College and his B.S. from Stonehill
                              College.





Kenneth D. Statz              Managing Director of SC-REMFs. Managing Director
                              of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice President of SCGCMG from July 1996 to
                              October 1997 and Vice President from May 1995 to
                              June 1996. Prior to joining Security Capital, Mr.
                              Statz was a Vice President and Senior REIT Analyst in the investment research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital Management from August 1982 to February 1992. Mr. Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.



Kevin W. Bedell               Senior Vice President of SC-REMFs. Senior Vice
                              President of SCGCMG since November 1997 and Vice
                              President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr. Bedell spent nine years with LaSalle Partners
                              Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private
                              REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A. from the University of Chicago and his B.A. from Kenyon
                              College.



Albert D. Adriani             Member, SC-ARBITRAGE Portfolio Management
                              Committee; Vice President of SCGCMG since April
                              1996, where he is responsible for providing portfolio management analysis. From January 1995 to April 1996, he was Vice President, Security
                              Capital (UK) Management Limited and Security
                              Capital U.S. Realty Incorporated; from March 1994 to January 1995, he was with Security Capital
                              Markets Group. Prior thereto, he was an investment analyst with HAL Investments BV from July 1992 to
                              January 1994. Mr. Adriani received his M.B.A. from the University of Chicago Graduate School of
                              Business and his B.A. from the University of Chicago. Mr. Adriani is a Chartered Financial
                              Analyst.



Jeffrey C. Nellessen          Vice President, Secretary and Treasurer of
                              SC-REMFs. Vice President and Controller of SCGCMG since March 1997. Prior thereto, from June 1988 to
                              March 1997, he was Controller, Manager of Client
                              Administration and Compliance Officer at Strong
                              Capital Management, Inc. Mr. Nellessen is a
                              Certified Public Accountant, Certified Management
                              Accountant and a Certified Financial Planner. He received his B.B.A. from the University of Wisconsin, Madison.



SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-ARBITRAGE under the overall supervision and control of the Directors of SC-REMFs.



      SCGCMG was formed in March 1994 and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. SCGCMG is a wholly- owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



      The SC-ARBITRAGE Portfolio Management Committee, which is comprised of certain SC-REMFs officers and SCGCMG analysts, is primarily responsible for the construction of SC-ARBITRAGE's portfolio.


                          INVESTMENT ADVISORY AGREEMENT


      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-ARBITRAGE's portfolio, makes the day-to-day investment decisions for SC-ARBITRAGE, and generally manages SC-ARBITRAGE's investments in accordance with the stated policies of SC-ARBITRAGE, subject to the general supervision of SC-REMFs's Board of Directors . SCGCMG also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of SC-ARBITRAGE. SCGCMG provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-ARBITRAGE, may be directors, officers, or employees of SCGCMG.

      Under the Advisory Agreement, SC-ARBITRAGE's Class R shares pay SCGCMG, monthly, an annual management fee in an amount equal to 2.00% of SC-ARBITRAGE's Class R average daily net asset value during the first three full months of operations. Thereafter, SC-ARBITRAGE Class R shares will pay SCGCMG an annual investment advisory fee which increases or decreases from a "fulcrum fee" of 2.00% of SC-ARBITRAGE's Class R average daily net assets based on the total return investment performance of SC-ARBITRAGE for the prior twelve-month period. Until SC-ARBITRAGE completes twelve full months of operations, the performance adjustment will be measured from the date of inception relative to the percentage change in the Wilshire Real Estate Index (the "Index") for the same period (the "Index Return"). A general description of the index is included in the Statement of Additional Information.


      The advisory fee is paid monthly, at an annual rate which varies between 0.50% and 3.50% of SC-ARBITRAGE's average net assets. The advisory fee is structured so that it will be 2.00% of SC-ARBITRAGE's average net assets if SC-ARBITRAGE's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 2.00% by 10 percent of the difference between SC-ARBITRAGE's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 3.50% or down to the minimum fee of 0.50%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period.

                                                       ADVISORY FEE
                FUND PERFORMANCE                     (AS % OF AVERAGE
           (NET OF FEES AND EXPENSES)               DAILY NET ASSETS)*
                Index Return + 15%                        3.50%
                Index Return + 10                         3.00
                Index Return + 5                          2.50
                Index Return + 3                          2.30
                Index Return + 1                          2.10
                Index Return                              2.00
                Index Return - 1                          1.90
                Index Return - 3                          1.70
                Index Return - 5                          1.50
                Index Return - 10                         1.00
                Index Return - 15                         0.50

* The advisory fee increases or decreases from a "fulcrum fee" of 2.00%.


      The "fulcrum fee" of 2.00% is higher than the fees paid by most other investment companies and, accordingly, the fee paid by SC-ARBITRAGE may exceed the advisory fees paid by most other investment companies, even if the investment performance of SC-ARBITRAGE is less than the Index Return. Also, SCGCMG may receive the maximum fee even if the Fund's absolute performance is negative and may receive the minimum fee in instances where SC-ARBITRAGE experiences significant positive performance.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-ARBITRAGE's Class R shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) legal and auditing expenses, (d) costs of printing and postage fees related to preparing and distributing SC-ARBITRAGE's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-ARBITRAGE shares pays for the portion SC-ARBITRAGE's expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that Class R relation to the net assets of SC-REMFs.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-ARBITRAGE, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs;
(ii) paying compensation of SC-REMFs's officers for services rendered as such;
(iii) authorizing expenditures and approving bills for payment on behalf of SC-ARBITRAGE; (iv) supervising preparation of the periodic updating of SC-ARBITRAGE's Prospectus and Statement of Additional Information; (v) supervising preparation of semi-annual reports to SC-ARBITRAGE's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-ARBITRAGE's investment portfolio and the publication of the net asset value of SC-ARBITRAGE's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-ARBITRAGE, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-ARBITRAGE; (ix) maintaining books and records for SC-ARBITRAGE (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-ARBITRAGE's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain Firstar Trust Company (the "Sub-Administrator") as sub-administrator under a fund administration and servicing agreement (the "Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-ARBITRAGE's net asset value and preparing such figures for publication, maintaining certain of SC-ARBITRAGE's books and records that are not maintained by SCGCMG, or the custodian or transfer agent, preparing financial information for SC-ARBITRAGE's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of .06% of the first $200 million of SC-ARBITRAGE's average daily net assets, and at lower rates on SC-ARBITRAGE's average daily net assets in excess of that amount, subject to an annual minimum fee of $30,000. The Sub-Administrator also serves as SC-ARBITRAGE's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-ARBITRAGE under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of .02% of the value of SC-ARBITRAGE's average daily net assets.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs has adopted a Distribution and Servicing Plan ("Plan") with respect to SC-ARBITRAGE's Class R shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-ARBITRAGE pays the Distributor a monthly fee equal to, on an annual basis, .25% of the value of SC-ARBITRAGE's Class R average daily net assets.


      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class R shares and for providing certain services to Class R shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-ARBITRAGE understands that these third parties may also charge fees to their clients who are beneficial owners of SC-ARBITRAGE Class R shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-ARBITRAGE Class R shares. Such Agreements may be governed by the Plan.



     The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.


                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share of Class R shares of SC-ARBITRAGE, $.01 par value per share ("Common Stock"), is determined on each day the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in SC-ARBITRAGE's investments to affect the net asset value, as of the close of trading on the New York Stock Exchange, by adding the market value of all securities in SC-ARBITRAGE's portfolio and other assets represented by Class R shares, subtracting liabilities, incurred or accrued allocable to Class R shares, and dividing by the total number of Class R shares then outstanding.

      For purposes of determining the net asset value per share of Class R shares, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


      Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by SCGCMG to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Any securities, or other assets, for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors that best reflects the fair value of such securities or assets.


                               PURCHASE OF SHARES


      SC-ARBITRAGE Class R shares may be purchased through Firstar Trust Company, SC-ARBITRAGE's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-ARBITRAGE will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class R shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-ARBITRAGE shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      By investing in SC-ARBITRAGE, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $2,500. For individual retirement account and employee benefit plans qualified under Section 401, 403(b)(7) or 457 of the Code as well as UGMA or UTMA accounts the minimum initial investment is $1,000. For investors using the Automatic Investment Plan (described below) the minimum initial investment is $250. These minimums can be changed or waived by SC-ARBITRAGE at any time. Shareholders will be give at least 30 days notice of any increase in the minimum dollar amount of subsequent investments.

      Class R shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-ARBITRAGE and are not binding until so accepted. SC-ARBITRAGE reserves the right to decline to accept a purchase order application in whole or in part.

Mail

      The following instructions should be used when mailing a check or money order payable to "Security Capital Real Estate Arbitrage Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:


            Via U.S. Mail                     Via Overnight Courier



            Security Capital                  Security Capital
              Real Estate Arbitrage Shares      Real Estate Arbitrage Shares
            c/o Firstar Trust Company         c/o Firstar Trust Company
            Mutual Fund Services              Mutual Fund Services
            P.O.  Box 701                     3rd Floor
            Milwaukee, Wisconsin 53201-0701   615 East Michigan Street
                                              Milwaukee, Wisconsin 53202


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-ARBITRAGE as a result.

Wire Purchases

      Class R shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:

Wire to:          Firstar Bank
                  ABA Number 075000022

Credit:           Firstar Trust Company
                  Account 112-952-137

Further Credit:   Security Capital Real Estate Arbitrage Shares
                  (shareholder account number)
                  (shareholder name/account registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-ARBITRAGE and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

      The Automatic Investment Plan allows regular, systematic investments in SC-ARBITRAGE Class R shares from a bank checking or NOW account. SC-ARBITRAGE will reduce the minimum initial investment to $250 if a shareholder elects to use the Automatic Investment Plan. To establish the Automatic Investment Plan, an investor should complete the appropriate section in SC-ARBITRAGE's application and an existing SC-ARBITRAGE shareholder should call 1-888-SECURITY (toll free) for an automatic investment plan form. The Automatic Investment Plan can be set up with any financial institution that is a member of the ACH. Under certain circumstances (such as discontinuation of the Automatic Investment Plan before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), SC-ARBITRAGE reserves the right to close such account. Prior to closing any account for failure to reach the minimum initial investment, SC-ARBITRAGE will give a shareholder written notice and 60 days in which to reinstate the Automatic Investment Plan or otherwise reach the minimum initial investment. A shareholder should consider his or her financial ability to continue in the Automatic Investment Plan until the minimum initial investment amount is met because SC-ARBITRAGE has the right to close such account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

      Under the Automatic Investment Plan, a shareholder may choose to make investments on the day of his or her choosing (or the next business day thereafter) in amounts of $250 or more. There is no service fee for participating in the Automatic Investment Plan. However, a service fee of $20.00 will be deducted from a shareholder's SC-ARBITRAGE account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying SC-ARBITRAGE in writing or by telephone to terminate the plan, a shareholder closes his or her bank account or in any manner prevent withdrawal of funds from the designated bank checking or NOW account.

      The Automatic Investment Plan is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, a shareholder will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, a shareholder should consider his or her financial ability to continue the program through periods of low share price levels.

Subsequent Investments


      Additional investments must be at least $500 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-ARBITRAGE account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class R shares.

Exchange Feature


      Class R shares of SC-ARBITRAGE may be exchanged for Class R shares of SC-US, SC-EURO and SC-ASIA. Exchanges of Class R shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).


Class I Shares

      SC-ARBITRAGE also issues Class I shares which offer different services and incur different expenses which would affect performance. Investors may call the Distributor at 1-800-699-4594 (toll free) to obtain additional information.

                              REDEMPTION OF SHARES

      You may request redemption of part or all of your Class R shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-ARBITRAGE normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-ARBITRAGE may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-ARBITRAGE of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."

      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class R shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class R shares (for a fixed dollar amount) at net asset value to Security Capital Real Estate Arbitrage Shares:


            Via U.S. Mail                     Via Overnight Courier



            Security Capital                  Security Capital
              Real Estate Arbitrage Shares      Real Estate Arbitrage Shares
            c/o Firstar Trust Company         c/o Firstar Trust Company
            Mutual Fund Services              Mutual Fund Services
            P.O.  Box 701                     3rd Floor
            Milwaukee, Wisconsin 53201-0701   615 East Michigan Street
                                              Milwaukee, Wisconsin 53202


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-ARBITRAGE. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone

      You may redeem shares by telephone by calling the Transfer Agent at 1-800-699-4594. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-ARBITRAGE reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.

      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-ARBITRAGE will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-ARBITRAGE reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-ARBITRAGE or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-ARBITRAGE may suspend the right of redemption during any period when
(i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-ARBITRAGE not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-ARBITRAGE in not less than 30 days' notice if, at the time of any redemption of Class R shares in his or her account, the value of the remaining shares in the account falls below $2,500 ($1,000 in the case of individual retirement accounts and employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Code). Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-ARBITRAGE's investment income will be declared and distributed annually. SC-ARBITRAGE intends to distribute net realized capital gains, if any, at least annually, although SC-ARBITRAGE's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into in full and fractional shares of SC-ARBITRAGE based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-ARBITRAGE will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-ARBITRAGE will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-ARBITRAGE will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-ARBITRAGE's distribution policies for SC-ARBITRAGE and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-ARBITRAGE, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-ARBITRAGE intends to qualify and elect to be taxed as a "regulated investment company" under the Code. To the extent that SC-ARBITRAGE distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves SC-ARBITRAGE of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-ARBITRAGE, which does not include distributions received by SC-ARBITRAGE from REITs. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-ARBITRAGE at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-ARBITRAGE is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-ARBITRAGE to its shareholders as capital gain distributions is taxable to the shareholders as long-term capital gain, irrespective of the length of time a shareholder may have held his or her stock. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held for more than 18 months on the date of the sale or exchange of those assets. A notice issued by the Internal Revenue Service provides that a regulated investment company such as SC-ARBITRAGE may, but is not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Long-term capital gain distributions are not eligible for the dividends-received deduction referred to above.

      Under current federal tax law, the amount of an ordinary income dividend or capital gain distribution declared by SC-ARBITRAGE during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-ARBITRAGE will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six-months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gain distribution with respect to shares of SC-ARBITRAGE held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-ARBITRAGE will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-ARBITRAGE, or the Secretary of the Treasury notifies SC-ARBITRAGE that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

      Further information relating to tax consequences is contained elsewhere in this Prospectus and in the Statement of Additional Information.

State and Local Taxes

      SC-ARBITRAGE distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in SC-ARBITRAGE.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares Incorporated. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-US's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class R shares offer different services to shareholders and incur different expenses than Class I shares. Each class pays its proportionate share of SC-REMFs's expenses.


      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-ARBITRAGE's Class R shares may not be modified except by the vote of a majority of the holders of all Class R shares outstanding. SC-ARBITRAGE's Class R shareholders have exclusive voting rights with respect to matters relating solely to SC-ARBITRAGE's Class R shares. SC-ARBITRAGE's Class R shareholders vote separately from SC-ARBITRAGE's Class I shareholders and SC-US's, SC-EURO's, and SC-ASIA's Class I and Class R shareholders on matters in which the interests of SC-ARBITRAGE's Class R shareholders differ from the interests of SC-ARBITRAGE's Class I shareholders and SC-US's, SC-EURO's, and SC-ASIA's Class I and Class R shareholders.

      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company, which has its principal business address at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of SC-ARBITRAGE's investments and to serve as SC-ARBITRAGE's transfer and dividend disbursing agent. Firstar Trust Company does not have any part in deciding SC-ARBITRAGE's investment policies or which securities are to be purchased or sold for SC-ARBITRAGE's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-ARBITRAGE ends on December 31 of each year. SC-ARBITRAGE will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-ARBITRAGE's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-ARBITRAGE may advertise the "average annual total return" of the Class R shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-ARBITRAGE's Class R shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-ARBITRAGE's Class R shares and assumes that any income, dividends and/or capital gains distributions made by SC-ARBITRAGE's Class R shares during the period are reinvested in Class R shares of SC-ARBITRAGE. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-ARBITRAGE's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-ARBITRAGE's Class R annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-ARBITRAGE also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-ARBITRAGE's Class R shares for the specific period (again reflecting changes in SC-ARBITRAGE's Class R share price and assuming reinvestment of Class R dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-ARBITRAGE's performance.

                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs, SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION

      Any shareholder inquiries may be directed to SC-ARBITRAGE at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-ARBITRAGE with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital European Real Estate Shares ("SC-EURO") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-EURO seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in European countries. Long-term, SC-EURO's objective is to achieve top-quartile returns as compared with other mutual funds that invest in publicly-traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-EURO and Security Capital Global Capital Management Group (Europe) S.A. ("SCGCMG-Europe") serves as SC-EURO's investment sub-adviser.



      By this Prospectus, Class I shares of SC-EURO are being offered. Class I shares are offered to investors whose minimum investment is $250,000. Class I shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-EURO's distributor ("Distributor"), and various financial intermediaries. See "Purchase of Shares." SC-EURO also offers Class R shares to investors whose minimum initial investment is $2,500. Class R shares have different expenses than Class I shares which would affect performance. Investors desiring to obtain information about SC-EURO's Class R shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor.




      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-EURO. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, Security Capital Asia/Pacific Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information ("SAI") dated [________, 1998], containing additional and more detailed information about SC-EURO has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or writing SC-EURO's Sub-Administrator at:
[_______________].

      Investors are advised to read this Prospectus and retain it for future reference.

      This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                [ ________, 1998]

                                TABLE OF CONTENTS

                                                                Page
                                                                ----
Expenses...................................................    2


Description of SC-EURO.....................................    4


Investment Objectives and Policies.........................    4

Investment Strategy........................................    5

Hedging and Other Portfolio Strategies.....................    6

Risk Factors...............................................    8


Non-Diversified Status & Portfolio Turnover................   10


Directors, Officers and Other Personnel....................   11


Investment Advisory Agreement and
Investment Sub-Advisory Agreement..........................   14



Administrator and Sub-Administrator........................   15


Distribution and Servicing Plan............................   16


Determination of Net Asset Value...........................   16


Purchase of Shares.........................................   17

Redemption of Shares.......................................   19


Dividends and Distributions................................   20


Taxation...................................................   21


Organization and Description of Capital Stock..............   22



Custodian and Transfer Agent...............................   22



Reports to Shareholders....................................   23



Performance Information....................................   23



Year 2000 Risks............................................   23



Additional Information.....................................   23

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-EURO.

Annual SC-EURO Operating Expenses


      The Class I shares of SC-EURO pay for certain expenses attributable to Class I shares directly out of SC-EURO's Class I assets. These expenses are related to management of SC-EURO, administration and other services. For example, SC-EURO pays an advisory fee and an administrative fee to SCGCMG. SC-EURO also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-EURO's Class I assets to calculate SC-EURO's Class I net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-EURO and the portion of SC-EURO's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-EURO's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-EURO's average annual net assets for such fiscal year are $250 million. The actual expenses in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of SC-EURO's assets.

                                    Fee Table

Shareholder Transaction Expenses:
     Maximum sales charge on purchases and reinvested distributions .....   None
     Redemption fee (1)..................................................   None
Annual SC-EURO Operating Expenses (after expense waivers
     and/or reimbursements, as a percentage of average net assets):
     Management fees ....................................................   .85%
     12b-1 fees (2) .....................................................   .25%
     Other expenses .....................................................   .35%
                                                                           -----
     Total SC-EURO operating expenses (3) ...............................  1.45%


(1) SC-EURO's transfer agent charges a service fee of [$____] for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-EURO's distributor ("Distributor"), may be subject to a transaction fee.



(2) SC-REMFs has adopted a Distribution and Service Plan for SC-EURO Class I shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-EURO pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-EURO's Class I average daily net assets. As a result, long-term Class I shareholders of SC-EURO may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").



(3) SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-EURO's Class I total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses at no more than 1.45% of the value of SC-EURO's average daily net assets for Class I shares for the year ending December 31, 1998. SC-EURO estimates that without such waiver and/or reimbursement, other expenses would be .35% and total fund operating expenses would be 1.45% of the value of SC-EURO's Class I average daily net assets.

Example

                                                                 One    Three
                                                                Year    Years
                                                                ----    -----
A shareholder would bear the following expenses
on a $1,000 investment, assuming a five percent
annual return and operating expenses as outlined
in the fee table above ....................................
                                                                 $15     $46



      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-EURO's assets.

                             DESCRIPTION OF SC-EURO


      SC-EURO is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-EURO, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").



      SC-EURO issues two classes of shares, one of which, Class I shares, includes investors whose minimum initial investment is $250,000. The second class of shares, Class R shares, which are offered to all other eligible investors, offers different services and incurs different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock." SC-EURO Class I shares are offered by this prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


      SC-EURO's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in European countries. Long-term, SC-EURO's objective is to achieve top-quartile results as compared to other mutual funds that invest in publicly-traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. SC-EURO's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-EURO's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental; these non-fundamental policies may be changed by SC-EURO's Board of Directors without shareholder approval. There can be no assurance that SC-EURO's investment objective will be achieved.



      Under normal conditions, SC-EURO will invest at least 65% of its assets in the equity securities of publicly-traded real estate companies located primarily in European nations, including, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. SC-EURO also may invest in the equity securities of real estate companies located in Eastern Europe and other European emerging market countries.



      The equity securities in which SC-EURO will invest will consist of (1) common stocks, (2) rights or warrants to purchase common stocks, (3) securities convertible into common stocks where the conversion feature represents, in SCGCMG-Europe's view, a significant element of the security's value, and (4) preferred stocks. SC-EURO will invest only in real estate companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and hotels or that have at least 50% of their assets invested in such real estate. SC-EURO also may invest in securities issued by real estate companies, organized primarily in European countries, that are controlled by Security Capital Group Incorporated and its affiliated persons. The real estate activities of companies controlled by Security Capital Group Incorporated and its affiliated persons in Europe include the ownership, operation and development of commercial real estate properties. SC-EURO will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.


      SC-EURO may, from time to time, invest in debt securities of issuers in the real estate industry. Debt securities purchased by SC-EURO will be rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors Corporation ("S&P") or, if not so rated, believed by SCGCMG-Europe to be of comparable quality, and may have an average weighted maturity of up to 30 years.

      When, in the judgment of SCGCMG or SCGCMG-Europe, market or general economic conditions justify a temporary defensive position, SC-EURO will deviate from its investment objective and invest without limit in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper and other short-term corporate obligations, in each case rated Baa by Moody's, or BBB or better by S&P or, if unrated, of comparable quality as determined by SCGCMG; and repurchase agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, SC-EURO also may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; provided that SC-EURO will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.



      SC-EURO is subject to certain investment restrictions that are fundamental and, therefore, may not be changed without shareholder approval. Among other things, SC-EURO will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG and SCGCMG-Europe will monitor the liquidity of such restricted securities under the supervision of SC-EURO's Board of Directors. If SC-EURO invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. SC-EURO also may not invest directly in real estate. See SC-EURO's Statement of Additional Information for further discussion of SC-EURO's fundamental investment restrictions.


                               INVESTMENT STRATEGY

                     Real Estate Securities Industry Outlook


      SCGCMG believes that the real estate industry throughout Europe will experience the same fundamental transformation as experienced in the last seven years in the U.S., which will create significant opportunities. Direct investment of equity capital in real estate will decrease further while investments in publicly-traded real estate operating companies are increasing. The aggregate equity market capitalization of real estate in Europe has increased from $25 billion at December 31, 1992 to $65 billion at December 31, 1997. This increasing securitization of the real estate industry through Europe, primarily in the form of real estate operating companies, offers significant benefits to shareholders, including enhanced liquidity, real-time pricing and the opportunity for optimal growth and sustainable rates of return through a more rational and disciplined approach to capital allocation and operating management.


                A Research-Driven Top Down and Bottom Up Approach


      SC-EURO seeks to achieve top-quartile returns by investing primarily in European real estate operating companies which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of top down economic and real estate market research and bottom up operating company cash flow modeling.



      Top Down Economic and Real Estate Market Research. SCGCMG and SCGCMG-Europe are uniquely positioned to access meaningful, proprietary economic and real estate research collected at the country market, city sub-market and property-specific level. Non-U.S. country market research and analysis, which is provided to SCGCMG and SCGCMG-Europe by SC (EU) Management and other operating professionals within the Security Capital affiliate company network, assists SCGCMG-Europe in identifying attractive growth in country markets and real estate sectors. This research and analysis is instrumental to SCGCMG-Europe's ability to make investment decisions for SC-EURO's portfolio and to identify country markets reaching a "marginal turning point." This country market research includes a comprehensive evaluation of real estate supply and demand factors such as population and economic trends, customer and industry needs, capital flows and building permit and construction data on a country market and city sub-market basis and by product type. Specifically, primary country market research evaluates normalized cash flow lease economics -- accounting for capital costs -- to determine whether the core economy of a country market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SCGCMG-Europe believe it can identify country markets and/or city sub-markets, and thus, real estate operating companies, with potential for higher than average growth prospects.



      Bottom Up Real Estate Operating Company Cash Flow Modeling. SCGCMG and SCGCMG-Europe believe that analyzing the cash flow profile -- the quality and growth potential -- of a real estate company, both historically and prospectively, is another fundamental step toward identifying above-average growth opportunities. SCGCMG and SCGCMG-Europe believe that cash flow is helpful in understanding a real estate portfolio in that such calculation reflects cash flow from operations and the real estate's ability to support interest payments and general operating expenses before the impact of certain activities, such as gains or losses from sales of real estate and changes in accounts receivable and accounts payable. The real estate operating valuation models utilized by SCGCMG-Europe integrate real estate market research with analysis on specific real estate portfolios in order to establish an independent value of the underlying sources of a real estate company's cash flow. Certain models measure and compare the impact of specific factors on cash flow growth expectations. The data from all valuation models is ultimately integrated and reviewed in order to identify real estate operating companies with significant potential for growth.


                     HEDGING AND OTHER PORTFOLIO STRATEGIES

      SC-EURO also may from time to time use certain of the investment techniques described below to achieve its objectives. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by SC-EURO in some of the markets in which SC-EURO will invest and SC-EURO does not expect to use them extensively.

Repurchase Agreements. When SC-EURO acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase amount which reflects an agreed-upon rate of return, and is not tied to the coupon rate on the underlying security.



Loans of Portfolio Securities. SC-EURO may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. SC-EURO may terminate the loans at any time and obtain the return of the securities loaned within five business days. SC-EURO will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

Options on Securities and Stock Indices. In order to increase its return or to hedge all or a portion of its portfolio investments, SC-EURO may write (i.e., sell) covered put and call options and purchase put and call options on securities or stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. SC-EURO may write a call or put option only if the option is "covered." This means that so long as SC-EURO is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if SC-EURO maintains liquid assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of SC-EURO. SC-EURO will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.


Forward Foreign Currency Contracts. SC-EURO may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to SC-EURO from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specified currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. SC-EURO will enter into forward contracts only under two circumstances. First, when SC-EURO enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when SCGCMG believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, SC-EURO may enter into a forward contract to sell or buy the amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of SC-EURO's portfolio securities denominated in such foreign currency. The second investment practice is in general referred to as "cross-hedging." SC-EURO's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are denominated.


Futures Contracts. For hedging purposes only, SC-EURO may buy and sell financial futures contracts, stock and bond index futures contracts, and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


      When SC-EURO enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when SC-EURO enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies--Futures Contracts" in the Statement of Additional Information.


      SC-EURO may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The value of the underlying securities on which futures will be written at any one time may not exceed 25% of the total assets of SC-EURO.

      Depositary Receipts. SC-EURO may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Short Sales. SC-EURO reserves the right to engage in short sale transactions in securities listed on one or more foreign or U.S. securities exchanges. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-EURO incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-EURO purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-EURO is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-EURO may also engage in short sales against the box, which involves selling a security SC-EURO holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-EURO will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-EURO's net assets (taken at market value). See SC-EURO's Statement of Additional Information for further discussion of short sales and short sales against the box.


                                  RISK FACTORS


      Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in SC-EURO, nor can there be an assurance that SC-EURO's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in SC-EURO can decrease as well as increase depending on a variety of factors which may affect the values and income generated by SC-EURO's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of SC-EURO will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which SC-EURO is invested may also be reflected in declines in the price of shares of SC-EURO. Changes in currency valuations will also affect the price of shares of SC-EURO. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by SC-EURO generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by SCGCMG-Europe will not always be profitable or prove to have been correct. SC-EURO is intended as an investment vehicle for those investors seeking long term capital growth and is not intended as a complete investment program.


Investment in Real Estate Securities. SC-EURO will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-EURO may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      Additionally, SC-EURO could conceivably own real estate directly as a result of a default on debt securities that it owns. If SC-EURO has rental income or income from the disposition of such real estate, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxation."

Foreign Securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies In the U.S. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. SC-EURO may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.



      Brokerage commissions, custodial services and other costs relating to investment in European countries are generally more expensive than in the U.S. European securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of SC-EURO are uninvested and no return is earned thereon. The inability of SC-EURO to make intended security purchases due to settlement problems could cause SC-EURO to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to SC-EURO due to subsequent declines in value of the portfolio security or, if SC-EURO has entered into a contract to sell the security, could result in possible liability to the purchaser.


      In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which SC-EURO may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.




      There are special risks attendant to investment in the Western European countries. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom) have eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. SCGCMG believes that these Common Market reforms are likely to improve the prospects for economic growth in many Western European countries. Nevertheless, it is not clear what the form or effect of such reforms will be on real estate companies in Western Europe. Therefore it is impossible to predict their long-term impact on SC-EURO's investments.



      SC-EURO may also invest in the equity securities of real estate companies in European emerging market countries. Investing in emerging markets entails the risks associated with foreign investment described above, however, these risks may be intensified in emerging markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, trade difficulties and unemployment. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls and other protectionist measures imposed or negotiated by the countries in which they trade. There are also risks associated with the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of SC-EURO's investments in those countries.



      The markets of Eastern Europe are among the emerging markets in which SC-EURO may invest. Most Eastern European nations, including Hungary, Poland, the Czech Republic, the Slovak Republic and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic and Poland are currently implementing or considering reforms directed a political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning and move toward free market economies. Any change in the leadership or policies of Eastern European countries, or countries that exercise s significant influence over those countries, may cause Eastern European countries to revert from a market-oriented to a centrally planned economy and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the SC-EURO's investment in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.


      SC-EURO usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when SC-EURO converts assets from one currency to another.

Repurchase Agreements. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, SC-EURO may experience delay or difficulty in exercising its rights under the security and may incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.

Borrowing. SC-EURO may borrow to the extent permitted above. Borrowing may exaggerate the effect on SC-EURO's net asset value of any increase or decrease in the value of SC-EURO's portfolio securities. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


Futures and Options. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any future or options contract may not be available when a futures position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in SC-EURO's portfolio. Successful use of futures or options contracts is further dependent on SCGCMG-Europe's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations.


Depositary Receipts. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of SC-EURO's investment policies, SC-EURO's investment in Depositary Receipts will be deemed to be investments in the underlying securities.


Other Risks. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the Statement of Additional Information.



                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-EURO intends to operate as a "non-diversified" investment company under the 1940 Act, which means SC-EURO is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-EURO intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve SC-EURO of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-EURO will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-EURO's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-EURO will not own more than 10% of the outstanding voting securities of a single issuer. SC-EURO's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-EURO, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-EURO may present greater risk to an investor than an investment in a diversified company.


      SC-EURO anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-EURO are replaced one and one half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-EURO. High portfolio turnover may result in the realization of net short-term capital gains by SC-EURO which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL

Board of Directors


      The overall management of the business and affairs of SC-EURO is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-EURO, including SC-REMFs's agreements with SCGCMG, its custodian and transfer agent. The management of SC-EURO's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, and SCGCMG, subject always to the investment objectives and policies of SC-EURO and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and principal officers of SC-REMFs and their principal occupations are set forth below.





     Anthony R.  Manno Jr.          Chairman of the Board of Directors, Managing
                                    Director and President of SC- REMFs.
                                    Managing Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital
                                    Group Incorporated from March 1994 to June
                                    1996. Prior to joining Security Capital, Mr.
                                    Manno was a Managing Director of LaSalle
                                    Partners Limited from March 1980 to March
                                    1994. Mr. Manno received his M.B.A. from the University of Chicago Graduate School of
                                    Business, an M.A. and a B.A. from
                                    Northwestern University and is a Certified
                                    Public Accountant.



     Robert H.  Abrams              Director of SC-REMFs. Director of the
                                    Program in Real Estate at Cornell
                                    University. Founder of Colliers ABR, Inc.
                                    (formerly Abrams Benisch Riker Inc.), a
                                    property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to
                                    1992 and since 1992, has served as a
                                    Consultant. From 1959 to 1978 Mr. Abrams was
                                    Executive Vice President and Director of
                                    Cross and Brown Company. Mr. Abrams also serves as Trustee Emeritus and Presidential
                                    Counselor of his alma mater, Cornell
                                    University. Mr. Abrams received his M.B.A.
                                    from Harvard University and his B.A. from Cornell University.

     Stephen F.  Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                                    President for Administration and Treasurer of Loyola University, Chicago from 1981 to
                                    July 1994, where he was responsible for
                                    administration, investment, real estate and treasurer functions. At Loyola University, he also served as Chief Investment Officer, was Chairman of the Operations Committee, was a member of the Investment and Finance
                                    Committees of the Board of Trustees and was President and a Director of the Loyola
                                    Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty, Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San Diego. Mr. Kasbeer also serves as Trustee, Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe Preparatory
                                    School Combined Permanent Endowment Fund
                                    Trust. Mr. Kasbeer received his J.D. from
                                    John Marshall Law School and his M.A. and
                                    B.S. from Northwestern University.


     George F.  Keane               Director of SC-REMFs. Chairman of the Board
                                    of Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in
                                    1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President
                                    Emeritus of the Common Fund in 1993. He has served as a member of the Investment
                                    Advisory Committee of the $75 billion New
                                    York State Common Retirement Fund since
                                    1982. He has been a Director of the RCB
                                    Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since
                                    1993, and a Director of the Bramwell Funds since 1994. He is also a Director of Universal Stainless & Alloy Products, Global
                                    Pharmaceutical Corporation, United Water
                                    Resources and United Properties Group, Gulf
                                    Resources Corporation, and the Universal
                                    Bond Fund, and is an advisor to Associated
                                    Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                                    University where he received his B.A., and as a Director and Chairman of the Investment
                                    Committee of the United Negro College Fund.
                                    Mr. Keane holds honorary degrees from Loyola
                                    University, Chicago, Illinois and Lawrence
                                    University, Appleton, Wisconsin.



     John H.  Gardner, Jr.          Director of SC-REMFs. Managing Director of
                                    Security Capital (US) Management since July,
                                    1997. Prior thereto, the REIT Manager for
                                    Security Capital Pacific Trust ("PTR") from
                                    February 1995 to June 1997 and Senior Vice
                                    President of Security Capital Atlantic
                                    Incorporated ("ATLANTIC"), PTR and the PTR
                                    REIT Manager from September 1994 to June
                                    1997 where he had overall responsibility for asset management and multifamily dispositions. Prior to joining Security
                                    Capital, Mr. Gardner was with Copley Real
                                    Estate Advisors as a Managing Director and
                                    Principal responsible for portfolio
                                    management from January 1991 to September
                                    1994 and as a Vice President and Principal of asset management from December 1984 to December 1990. From July 1977 to November
                                    1984, Mr. Gardner was a Real Estate Manager with the John Hancock Companies. Mr. Gardner received his M.S. from Bentley College and his B.S. from Stonehill College.





     Kenneth D.  Statz              Managing Director of SC-REMFs. Managing
                                    Director of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice
                                    President of SCGCMG from July 1996 to
                                    October 1997 and Vice President from May
                                    1995 to June 1996. Prior to joining Security
                                    Capital, Mr. Statz was a Vice President and
                                    Senior REIT Analyst in the investment
                                    research department of Goldman, Sachs & Co., from

                                    February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital Management from August 1982 to February 1992. Mr. Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.



     Kevin W.  Bedell               Senior Vice President of SC-REMFs. Senior
                                    Vice President of SCGCMG since November 1997 and Vice President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A.
                                    from the University of Chicago and his B.A.
                                    from Kenyon College.





     Jeffrey C.  Nellessen          Vice President, Secretary and Treasurer of
                                    SC-REMFs. Vice President and Controller of
                                    SCGCMG since March 1997. Prior thereto, from
                                    June 1988 to March 1997, he was Controller,
                                    Manager of Client Administration and
                                    Compliance Officer at Strong Capital
                                    Management, Inc. Mr. Nellessen is a
                                    Certified Public Accountant, Certified
                                    Management Accountant and a Certified
                                    Financial Planner. He received his B.B.A.
                                    from the University of Wisconsin, Madison.





SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-EURO under the overall supervision and control of the Directors of SC-EURO.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno, Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. Messrs. Manno and Gardner are responsible for overseeing the portfolio management activities of SCGCMG-Europe. SCGCMG is a wholly-owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



SCGCMG-Europe



      Security Capital Global Capital Management Group (Europe) S.A. ("SCGCMG-Europe"), with offices located at Boulevord de la Woluwe 34, Brussels, Belgium, provides portfolio management services to SC-EURO pursuant to an investment sub-advisory agreement with SCGCMG. SCGCMG-Europe, a wholly-owned subsidiary of Security Capital Group Incorporated, was formed on May 14, 1998 under Belgian law and is registered as an investment adviser with the SEC. The principal officer of SCGCMG-Europe and his principal occupations are set forth below.



     Gerios J.M. Rovers             Vice President of SCGCMG-Europe since May
                                    1998 where he is responsible for trading and portfolio management strategy. From April
                                    1997 to May 1998, Mr. Rovers served as Vice
                                    President of SC (EU) Management where he was responsible for providing research and management support services in the area of European investments. Mr. Rovers was a Vice
                                    President and Senior Portfolio Manager with
                                    GIM Management, Inc. (the Netherlands) from
                                    January 1993 to March 1997. From

                                    July 1988 to April 1997, Mr. Rovers was
                                    associated with GIM Algemeen Vermogensbeheer and served as an Associate Director and Portfolio Manager of global real estate securities on behalf of domestic and foreign clients. Mr. Rovers graduated from the University of Tilburg in The Netherlands.



      The SC-EURO Portfolio Management Committee, which is comprised of certain SC-REMFs and SCGCMG-Europe officers, is responsible for the construction of SC-EURO's portfolio.


SC (EU) Management


      Security Capital (EU) Management Group S.A., ("SC (EU) Management") provides SCGCMG-Europe with proprietary economic and real estate research and on-going analysis of opportunities for investment in the equity securities of European issuers. SC (EU) Management is a corporation organized under Belgian law and an indirect, wholly-owned subsidiary of Security Capital Group Incorporated. The principal officer of SC (EU) Management and his principal occupations are set forth below.



     W.  Joseph Houlihan            Managing Director of Security Capital (EU)
                                    Management Group S.A. since April 1997 where he is responsible for providing research and management support services in the area of European investments. Mr. Houlihan has over twenty years of business experience in Europe. Prior to joining Security Capital,
                                    Mr. Houlihan served as Executive Vice
                                    President and Portfolio Manager of GIM
                                    Capital Management, Inc. (The Netherlands) from August 1987 to March 1997 and as Vice
                                    President of GIM Algemeen Vermogensbeheer, a prominent Dutch investment management company from April 1985 to March 1997, where he specialized in real estate investments and was responsible for developing GIM's real estate securities investment process and client base. Prior to joining GIM, Mr.
                                    Houlihan served as Director of Melchior
                                    Holland Holding BV (The Netherlands) from
                                    February 1983 to March 1985, as Vice
                                    President at John G. Wood and Associates, a diversified real estate development and investment company located in Florida and with Chase Manhattan Bank's trust department. Mr. Houlihan is an Advisory
                                    Director of Security Capital U.S. Realty and a member of the Investment Property Forum.
                                    Mr. Houlihan received his M.B.A. from the University of Leuven, Belgium and his B.S.
                                    from New York University.



                        INVESTMENT ADVISORY AGREEMENT AND
                        INVESTMENT SUB-ADVISORY AGREEMENT



      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-EURO's portfolio, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG Management also provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-EURO Class I shares pay SCGCMG, monthly, an annual management fee in an amount equal to .85% of SC-EURO's Class I average daily net asset value. Under a separate agreement SCGCMG has committed to waive fees and/or reimburse expenses to maintain SC-EURO's Class I total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.45% of the value of SC-EURO's average daily net assets for the year ending December 31, 1998.

      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-EURO Class I shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) clerical, accounting and other office costs, (d) costs of printing SC-EURO's prospectus for existing shareholders and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-EURO shares pays the portion of SC-EURO expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.



      SCGCMG has entered into an investment sub-advisory agreement with SCGCMG-Europe ("Sub-Advisory Agreement") pursuant to which SCGCMG-Europe provides various portfolio management and investment advisory services to SC-EURO. In connection with the management of SC-EURO's portfolio, SCGCMG-Europe may select brokers and dealers to execute purchase and sale orders for SC-EURO's portfolio transactions. Under the Sub-Advisory Agreement, SCGCMG pays SCGCMG-Europe a monthly management fee based on its costs (including payroll, rent and other directly allocable costs and expenses) plus a mark-up of 10%. The fee is the sole obligation of SCGCMG and not SC-EURO.



      SC (EU) Management provides SCGCMG-Europe with proprietary real estate research and ongoing analysis of opportunities for investment in the equity securities of European issuers. This research is analyzed by SCGCMG-Europe in identifying attractive growth in country markets and real estate sectors and is instrumental to SCGCMG-Europe's ability to make investment decisions for SC-EURO's portfolio. SCGCMG pays SC (EU) Management for the provision of such research and analytical services. Payment of this fee is an obligation of SCGCMG and not a direct obligation of SC-EURO.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-EURO, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-EURO;
(iv) supervising preparation of the periodic updating of SC-EURO's Prospectus and Statement of Additional Information for existing shareholders; (v) supervising preparation of semi-annual reports to SC-EURO's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-EURO's investment portfolio and the publication of the net asset value of SC-EURO's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-EURO, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-EURO; (ix) maintaining books and records for SC-EURO (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-EURO's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain [_______] (the "Sub-Administrator") as sub-administrator under a service agreement ("Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-EURO's net asset value and preparing such figures for publication, maintaining certain of SC-EURO's books and records that are not maintained by SCGCMG, or the Custodian, preparing financial information for SC-EURO's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of [______%]. The Sub-Administrator also serves as SC-EURO's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-EURO under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of 0.2% of the value of the average daily net assets of the Fund.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs and SC-EURO's sole Class I shareholder have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-EURO's Class I shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-EURO pays the Distributor a monthly fee equal to, on an annual basis,
 .25% of the value of SC-EURO's average daily net assets for Class I shares.


      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class I shares and for providing certain services to Class I shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-EURO understands that these third parties may also charge fees to their clients who are beneficial owners of SC-EURO Class I shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-EURO Class I shares. Such Agreements may be governed by the Plan.



      The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of SC-EURO's Class I shares is determined as of the scheduled closing time of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by adding the market value of all securities in SC-EURO's portfolio and other assets represented by Class I shares, subtracting liabilities incurred or accrued allocable to Class I shares, and dividing by the total number of SC-EURO's Class I shares then outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or quoted on a quotation system of a national securities association is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of SC-EURO's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Directors. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Foreign securities that are not traded on an exchange, securities for which market quotations are not readily available and other assets are valued at fair value as determined by SC-EURO's management and approved in good faith by the Board of Directors.

                               PURCHASE OF SHARES


      Class I shares are being offered to investors whose minimum initial investment is $250,000. SC-EURO Class I shares may be purchased through [___________], SC-EURO's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-EURO will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class I shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-EURO shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      By investing in SC-EURO you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $250,000. Class I shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-EURO and are not binding until so accepted. SC-EURO reserves the right to decline to accept a purchase order application in whole or in part.

Mail

      The following instructions should be used when mailing a check or money order payable to "Security Capital European Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:


        Via U.S. Mail                          By Overnight Courier
        Security Capital European Real         Security Capital European Real
          Estate Shares                          Estate Shares
        [To be filed by amendment]             [To be filed by amendment]

      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-EURO as a result.

Wire Purchases

      Class I shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:


Wire to:                   [To be filed by amendment]

Credit:                    [To be filed by amendment]


Further Credit:            Security Capital European Real Estate Shares
                           (shareholder account number)
                           (shareholder name/registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handing of funds. SC-EURO and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Subsequent Investments


      Additional investments must be at least $20,000 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-EURO account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class I shares.

Exchange Feature


      Class I shares of SC-EURO may be exchanged for Class I shares of SC-US, SC-ASIA and SC-ARBITRAGE. Exchanges of Class I shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).

                              REDEMPTION OF SHARES

      You may request redemption of part or all of your Class I shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-EURO normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-EURO may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-EURO of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."

      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class I shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class I shares (for a fixed dollar amount) at net asset value to Security Capital Real Estate European Real Estate Shares:


     Via U.S. Mail                              By Overnight Courier
     Security Capital European Real             Security Capital European Real
       Estate Shares                              Estate Shares
     [To be filed by amendment]                 [To be filed by amendment]


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-EURO. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone

      You may redeem shares by telephone by calling the Transfer Agent at [__________]. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-EURO reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.


      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions.

Assuming procedures such as the above have been followed, SC-EURO will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-EURO reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-EURO or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-EURO may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-EURO not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-EURO in not less than 30 days' notice if, at the time of any redemption of Class I shares in his or her account, the value of the remaining shares in the account falls below $250,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      A Class I shareholder who fails to satisfy minimum account balance requirements may elect to convert Class I shares to Class R shares. Class I shares will be converted to Class R shares at the next determined net asset value for Class I shares and Class R shares after the receipt by the distributor of a written conversion request. SC-EURO does not charge a fee to process conversions. SC-EURO reserves the right to reject any conversion request in whole or in part. The conversion feature may be modified or terminated at any time upon notice to SC-EURO Class I shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-EURO's investment income will be declared and distributed quarterly. SC-EURO intends to distribute net realized capital gains, if any, at least annually, although SC-EURO's Board of Directors may in the future determine to retain net realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into full and fractional shares of SC-EURO based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-EURO will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-EURO will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-EURO will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-EURO's distribution policies for SC-EURO and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-EURO, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-EURO intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that SC-EURO distributes its taxable income and net capital gains to its shareholders, qualification as a regulated investment company relieves SC-EURO of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-EURO. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-EURO at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-EURO is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-EURO to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

      Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by SC-EURO during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-EURO will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gains distribution with respect to shares of SC-EURO held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-EURO will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-EURO, or the Secretary of the Treasury notifies SC-EURO that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


      Further information relating to tax consequences is contained in the Statement of Additional Information.

State and Local Taxes

      SC-EURO distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in SC-EURO.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-REMFs's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.



      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-EURO's Class I shares may not be modified except by the vote of a majority of the holders of all SC-EURO's Class I shares outstanding. SC-EURO's Class I shareholders have exclusive voting rights with respect to matters relating solely to SC-EURO's Class I shares. SC-EURO's Class I shareholders vote separately from SC-EURO's Class R shareholders and SC-US's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-EURO's Class I shareholders differ from the interests of SC-EURO's Class R shareholders and SC-US's and SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders.


      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


                          CUSTODIAN AND TRANSFER AGENT

      [______________], which has its principal business address at [__________________], has been retained to act as Custodian of SC-EURO's investments. [_______________], which has its principal business address at

[___________________], has been retained to serve as SC-EURO's Transfer Agent. Neither [_____________] nor [_____________] have any part in deciding SC-EURO's investment policies or which securities are to be purchased or sold for SC-EURO's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-EURO ends on December 31 of each year. SC-EURO will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-EURO's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-EURO may advertise its "average annual total return" of the Class I shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-EURO Class I shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-EURO's Class I shares and assumes that any income, dividends and/or capital gains distributions made by SC-EURO during the period are reinvested in Class I shares of SC-EURO. Figures will be given for recent one-, five-and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-EURO's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-EURO's Class I annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-EURO also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-EURO's Class I shares for the specific period (again reflecting changes in SC-EURO's Class I share price and assuming reinvestment of Class I dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).


      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-EURO's performance.


                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to the SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs and SC-US, SC-EURO, SC-SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION


      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


     Security Capital European Real Estate Shares ("SC-EURO") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-EURO seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in European countries. Long-term, SC-EURO's objective is to achieve top-quartile returns as compared with other mutual funds that invest in publicly-traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-EURO and Security Capital Global Capital Management Group (Europe) S.A. ("SCGCMG-Europe") serves as SC-EURO's investment sub-adviser.



      By this Prospectus, SC-EURO is offering Class R shares. Class R shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-EURO's distributor ("Distributor"), and various financial intermediaries. SC-EURO also offers Class I shares to investors whose minimum initial investment is $250,000. Class I shares have different expenses than Class R shares which would affect performance. Investors desiring to obtain information about SC-EURO's Class I shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor. This Prospectus provides you with information specific to the Class R shares of SC-EURO. It contains information you should know before you invest in SC-EURO.


      Investors are advised to read this Prospectus and retain it for future reference.




      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-EURO. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, Security Capital Asia/Pacific Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information ("Statement of Additional Information") dated [________, 1998], containing additional and more detailed information about SC-EURO has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888-SECURITY (toll free) or writing SC-EURO's Sub-Administrator at: [_______________].


This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                [ ________, 1998]

                                TABLE OF CONTENTS


                                                               Page
                                                               ----
Expenses...................................................    2

Description of and SC-EURO.................................    4

Investment Objectives and Policies.........................    4

Investment Strategy........................................    5

Hedging and Other Portfolio Strategies.....................    6

Risk Factors...............................................    8

Non-Diversified Status & Portfolio Turnover................   10

Directors, Officers and Other Personnel....................   11

Investment Advisory Agreement and
Investment Sub-Advisory Agreement..........................   14

Administrator and Sub-Administrator........................   15

Distribution and Servicing Plan............................   16

Determination of Net Asset Value...........................   16

Purchase of Shares.........................................   17

Redemption of Shares.......................................   19

Dividends and Distributions................................   21

Taxation...................................................   21

Organization and Description of Capital Stock..............   22

Custodian and Transfer Agent...............................   23

Reports to Shareholders....................................   23

Performance Information....................................   23

Year 2000 Risks............................................   24

Additional Information.....................................   24

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-EURO.

Annual SC-EURO Operating Expenses


      The Class R shares of SC-EURO pay for certain expenses attributable to Class R shares directly out of SC-EURO's Class R assets. These expenses are related to management of SC-EURO, administration and other services. For example, SC-EURO pays an advisory fee and an administrative fee to SCGCMG. SC-EURO also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-EURO's Class R assets to calculate SC-EURO's Class R net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-EURO and the portion of SC-EURO's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-EURO's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-EURO's average annual net assets for such fiscal year are $250 million. The actual expenses in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of SC-EURO's assets.

                                    Fee Table

Shareholder Transaction Expenses:
   Maximum sales charge on purchases and reinvested distributions .......   None
   Redemption fee (1) ...................................................   None
Annual SC-EURO Operating Expenses (after expense waivers and/or reimbursements, as a percentage of average net assets):
   Management fees.......................................................   .85%
   12b-1 fees (2) .......................................................   .25%
   Other expenses .......................................................   .50%
                                                                          ------
   Total SC-EURO operating expenses (3) .................................  1.60%


(1) SC-EURO's transfer agent charges a service fee of [$_______] for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-EURO's distributor ("Distributor"), may be subject to a transaction fee.
(2) SC-REMFs has adopted a Distribution and Service Plan for SC-EURO Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-EURO pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-EURO's Class R average daily net assets. As a result, long-term Class R shareholders of SC-EURO may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").
(3) SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-EURO's Class R total operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.60% of the value of SC-EURO's Class R average daily net assets for the year ending December 31, 1998. SC-EURO estimates that without such waiver and/or reimbursement, other expenses would be .50% and total fund operating expenses would be 1.60% of the value of SC-EURO's Class R average daily net assets.

Examples

                                                                   One    Three
                                                                   Year   Years
                                                                   ----   -----
A shareholder would bear the following expenses on a $1,000
investment, assuming a five percent annual return and
operating expenses as outlined in the fee table above ..........    $16    $50


      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-EURO's assets.

                             DESCRIPTION OF SC-EURO


      SC-EURO is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-EURO, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").


      SC-EURO issues two classes of shares, one of which, Class R shares, is offered by this prospectus. SC-EURO also issues Class I shares to investors whose minimum initial investment is $250,000. Class R shares offer different services and incur different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock."

                       INVESTMENT OBJECTIVES AND POLICIES


      SC-EURO's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in European countries. Long-term, SC-EURO's objective is to achieve top-quartile results as compared to other mutual funds that invest in publicly-traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. SC-EURO's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-EURO's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental; these non-fundamental policies may be changed by SC-EURO's Board of Directors without shareholder approval. There can be no assurance that SC-EURO's investment objective will be achieved.



      Under normal conditions, SC-EURO will invest at least 80% of its assets in the equity securities of publicly-traded real estate companies located primarily in European nations, including, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. SC-EURO also may invest in the equity securities of real estate companies located in Eastern Europe and other European emerging market countries.



      The equity securities in which SC-EURO will invest will consist of (1) common stocks, (2) rights or warrants to purchase common stocks, (3) securities convertible into common stocks where the conversion feature represents, in SCGCMG-Europe's view, a significant element of the security's value, and (4) preferred stocks. SC-EURO will invest only in real estate companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and hotels or that have at least 50% of their assets invested in such real estate. SC-EURO also may invest in securities issued by real estate companies, organized primarily in European countries, that are controlled by Security Capital Group Incorporated and its affiliated persons. The real estate activities of companies controlled by Security Capital Group Incorporated and its affiliated persons in Europe include the ownership, operation and development of commercial real estate properties. SC-EURO will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval.



      SC-EURO may, from time to time, invest in debt securities of issuers in the real estate industry. Debt securities purchased by SC-EURO will be rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors Corporation ("S&P") or, if not so rated, believed by SCGCMG-Europe to be of comparable quality, and may have an average weighted maturity of up to 30 years.

      When, in the judgment of SCGCMG or SCGCMG-Europe, market or general economic conditions justify a temporary defensive position, SC-EURO will deviate from its investment objective and invest without limit in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper and other short-term corporate obligations, in each case rated Baa by Moody's, or BBB or better by S&P or, if unrated, of comparable quality as determined by SCGCMG and repurchase agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, SC-EURO also may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; provided that SC-EURO will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.



      SC-EURO is subject to certain investment restrictions that are fundamental and, therefore, may not be changed without shareholder approval. Among other things, SC-EURO will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG and SCGCMG-Europe will monitor the liquidity of such restricted securities under the supervision of SC-EURO's Board of Directors. If SC-EURO invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. SC-EURO also may not invest directly in real estate. See SC-EURO's Statement of Additional Information for further discussion of SC-EURO's fundamental investment restrictions.


                               INVESTMENT STRATEGY

                     Real Estate Securities Industry Outlook


      SCGCMG believes that the real estate industry throughout Europe will experience the same fundamental transformation as experienced in the last seven years in the U.S., which will create significant opportunities. Direct investment of equity capital in real estate will decrease further while investments in publicly-traded real estate operating companies are increasing. The aggregate equity market capitalization of real estate in Europe has increased from $25 billion at December 31, 1992 to $65 billion at December 31, 1997. This increasing securitization of the real estate industry throughout Europe, primarily in the form of real estate operating companies, offers significant benefits to shareholders, including enhanced liquidity, real-time pricing and the opportunity for optimal growth and sustainable rates of return through a more rational and disciplined approach to capital allocation and operating management.


                A Research-Driven Top Down and Bottom Up Approach


      SC-EURO seeks to achieve top-quartile returns by investing primarily in European real estate operating companies which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of top down economic and real estate market research and bottom up operating company cash flow modeling.



      Top Down Economic and Real Estate Market Research. SCGCMG and SCGCMG-Europe are uniquely positioned to access meaningful, proprietary economic and real estate research collected at the country market, city sub-market and property-specific level. Non-U.S. country market research and analysis, which is provided to SCGCMG and SCGCMG-Europe by SC (EU) Management and other operating professionals within the Security Capital affiliate company network, assists SCGCMG-Europe in identifying attractive growth in country markets and real estate sectors. This research and analysis is instrumental to SCGCMG-Europe's ability to make investment decisions for SC-EURO's portfolio and to identify country markets reaching a "marginal turning point." This country market research conducted by SC-EURO includes a comprehensive evaluation of real estate supply and demand factors such as population and economic trends, customer and industry needs, capital flows and building permit and construction data on a country market and city sub-market basis and by product type. Specifically, primary country market research evaluates normalized cash flow lease economics -- accounting for capital costs -- to determine whether the core economy of a country market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SCGCMG-Europe believe it can identify country markets and/or city sub-markets, and thus, real estate operating companies, with potential for higher than average growth prospects.



      Bottom Up Real Estate Operating Company Cash Flow Modeling. SCGCMG and SCGCMG-Europe believe that analyzing the cash flow profile -- the quality and growth potential -- of a real estate company, both historically and prospectively, is another fundamental step toward identifying above-average growth opportunities. SCGCMG and SCGCMG-Europe believe that cash flow is helpful in understanding a real estate portfolio in that such calculation reflects cash flow from operations and the real estate's ability to support interest payments and general operating expenses before the impact of certain activities, such as gains or losses from sales of real estate and changes in accounts receivable and accounts payable. The real estate operating valuation models utilized by SCGCMG-Europe integrate real estate market research with analysis on specific real estate portfolios in order to establish an independent value of the underlying sources of a real estate company's cash flow. Certain models measure and compare the impact of specific factors on cash flow growth expectations. The data from all valuation models is ultimately integrated and reviewed in order to identify real estate operating companies with significant potential for growth.


                     HEDGING AND OTHER PORTFOLIO STRATEGIES

      SC-EURO also may from time to time use certain of the investment techniques described below to achieve its objectives. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by SC-EURO in some of the markets in which SC-EURO will invest and SC-EURO does not expect to use them extensively.

Repurchase Agreements. When SC-EURO acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase amount which reflects an agreed-upon rate of return, and is not tied to the coupon rate on the underlying security.


Loans of Portfolio Securities. SC-EURO may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. SC-EURO may terminate the loans at any time and obtain the return of the securities loaned within five business days. SC-EURO will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

Options on Securities and Stock Indices. In order to increase its return or to hedge all or a portion of its portfolio investments, SC-EURO may write (i.e., sell) covered put and call options and purchase put and call options on securities or stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. SC-EURO may write a call or put option only if the option is "covered." This means that so long as SC-EURO is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if SC-EURO maintains liquid assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of SC-EURO. SC-EURO will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.


Forward Foreign Currency Contracts. SC-EURO may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to SC-EURO from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specified currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. SC-EURO will enter into forward contracts only under two circumstances. First, when SC-EURO enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when SCGCMG believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, SC-EURO may enter into a forward contract to sell or buy the amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of SC-EURO's portfolio securities denominated in such foreign currency. The second investment practice is in general referred to as "cross-hedging." SC-EURO's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are denominated.


Futures Contracts. For hedging purposes only, SC-EURO may buy and sell financial futures contracts, stock and bond index futures contracts, and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


      When SC-EURO enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when SC-EURO enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies--Futures Contracts" in the Statement of Additional Information.


      SC-EURO may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The value of the underlying securities on which futures will be written at any one time may not exceed 25% of the total assets of SC-EURO.

Depositary Receipts. SC-EURO may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Short Sales. SC-EURO reserves the right to engage in short sale transactions in securities listed on one or more foreign or U.S. securities exchanges. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-EURO incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-EURO purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-EURO is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-EURO may also engage in short sales against the box, which involves selling a security SC-EURO holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-EURO will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-EURO's net assets (taken at market value). See SC-EURO's Statement of Additional Information for further discussion of short sales and short sales against the box.


                                  RISK FACTORS


      Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in SC-EURO, nor can there be an assurance that SC-EURO's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in SC-EURO can decrease as well as increase depending on a variety of factors which may affect the values and income generated by SC-EURO's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of SC-EURO will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which SC-EURO is invested may also be reflected in declines in the price of shares of SC-EURO. Changes in currency valuations will also affect the price of shares of SC-EURO. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by SC-EURO generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by SCGCMG-Europe will not always be profitable or prove to have been correct. SC-EURO is intended as an investment vehicle for those investors seeking long term capital growth and is not intended as a complete investment program.


Investment in Real Estate Securities. SC-EURO will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-EURO may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      Additionally, SC-EURO could conceivably own real estate directly as a result of a default on debt securities that it owns. If SC-EURO has rental income or income from the disposition of such real estate, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxation."

Foreign Securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. SC-EURO may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.


      Brokerage commissions, custodial services and other costs relating to investment in European countries are generally more expensive than in the U.S. European securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of SC-EURO are uninvested and no return is earned thereon. The inability of SC-EURO to make intended security purchases due to settlement problems could cause SC-EURO to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to SC-EURO due to subsequent declines in value of the portfolio security or, if SC-EURO has entered into a contract to sell the security, could result in possible liability to the purchaser.


      In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which SC-EURO may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

      Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.


      There are special risks attendant to investment in the Western European countries. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom) have eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. SCGCMG believes that these Common Market reforms are likely to improve the prospects for economic growth in many Western European countries. Nevertheless, it is not clear what the form or effect of such reforms will be on real estate companies in Western Europe. Therefore it is impossible to predict their long-term impact on SC-EURO's investments.



      SC-EURO may also invest in the equity securities of real estate companies in European emerging market countries. Investing in emerging markets entails the risks associated with foreign investment described above, however, these risks may be intensified in emerging markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, trade difficulties and unemployment.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls and other protectionist measures imposed or negotiated by the countries in which they trade. There are also risks associated with the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of SC-EURO's investments in those countries.



      The markets of Eastern Europe are among the emerging markets in which SC-EURO may invest. Most Eastern European nations, including Hungary, Poland, the Czech Republic, the Slovak Republic and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic and Poland are currently implementing or considering reforms directed a political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning and move toward free market economies. Any change in the leadership or policies of Eastern European countries, or countries that exercise s significant influence over those countries, may cause Eastern European countries to revert from a market-oriented to a centrally planned economy and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the SC-EURO's investment in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.


      SC-EURO usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when SC-EURO converts assets from one currency to another.

Repurchase Agreements. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, SC-EURO may experience delay or difficulty in exercising its rights under the security and may incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.



Futures and Options. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any future or options contract may not be available when a futures position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in SC-EURO's portfolio. Successful use of futures or options contracts is further dependent on SCGCMG-Europe's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations.


Depositary Receipts. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of SC-EURO's investment policies, SC-EURO's investment in Depositary Receipts will be deemed to be investments in the underlying securities.


Other Risks. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the Statement of Additional Information.



                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-EURO intends to operate as a "non-diversified" investment company under the 1940 Act, which means SC-EURO is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-EURO intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve SC-EURO of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-EURO will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-EURO's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-EURO will not own more than 10% of the outstanding voting securities of a single issuer. SC-EURO's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-EURO, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-EURO may present greater risk to an investor than an investment in a diversified company.


      SC-EURO anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-EURO are replaced one and one half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-EURO. High portfolio turnover may result in the realization of net short-term capital gains by SC-EURO which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-EURO is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-EURO, including SC-REMFs's agreements with SCGCMG, its custodian and transfer agent. The management of SC-EURO's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, and SCGCMG, subject always to the investment objectives and policies of SC-EURO and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and officers of SC-REMFs and their principal occupations are set forth below.





     Anthony R.  Manno Jr.          Chairman of the Board of Directors, Managing
                                    Director and President of SC- REMFs.
                                    Managing Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital
                                    Group Incorporated from March 1994 to June
                                    1996. Prior to joining Security Capital, Mr.
                                    Manno was a Managing Director of LaSalle
                                    Partners Limited from March 1980 to March
                                    1994. Mr. Manno received his M.B.A. from the University of Chicago Graduate School of
                                    Business, an M.A. and a B.A. from
                                    Northwestern University and is a Certified
                                    Public Accountant.



     Robert H.  Abrams              Director of SC-REMFs. Director of the
                                    Program in Real Estate at Cornell
                                    University. Founder of Colliers ABR, Inc.
                                    (formerly Abrams Benisch Riker Inc.), a
                                    property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to
                                    1992 and since 1992, has served as a
                                    Consultant. From 1959 to 1978 Mr. Abrams was
                                    Executive Vice President and Director of
                                    Cross and Brown Company. Mr. Abrams also serves as Trustee Emeritus and Presidential
                                    Counselor of his alma
                                    mater, Cornell University. Mr. Abrams
                                    received his M.B.A. from Harvard University and his B.A. from Cornell University.



     Stephen F.  Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                                    President for Administration and Treasurer of Loyola University, Chicago from 1981 to
                                    July 1994, where he was responsible for
                                    administration, investment, real estate and treasurer functions. At Loyola University, he also served as Chief Investment Officer, was Chairman of the Operations Committee, was a member of the Investment and Finance
                                    Committees of the Board of Trustees and was President and a Director of the Loyola
                                    Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty
                                    Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San Diego. Mr. Kasbeer also serves as Trustee, Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Sante Fe Preparatory
                                    School Combined Permanent Endowment Fund
                                    Trust. Mr. Kasbeer received his J.D. from
                                    John Marshall Law School and his M.A. and
                                    B.S. from Northwestern University.


     George F.  Keane               Director of SC-REMFs. Chairman of the Board
                                    of Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in
                                    1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President
                                    Emeritus of the Common Fund in 1993. He has served as a member of the Investment
                                    Advisory Committee of the $75 billion New
                                    York State Common Retirement Fund since
                                    1982. He has been a Director of the RCB
                                    Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since
                                    1993, and a Director of the Bramwell Funds since 1994. He is also a Director of Universal Stainless & Alloy Products, Global
                                    Pharmaceutical Corporation, United Water
                                    Resources and United Properties Group, Gulf
                                    Resources Corporation, and the Universal
                                    Bond Fund, and is an advisor to Associated
                                    Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                                    University where he received his B.A., and as a Director and Chairman of the Investment
                                    Committee of the United Negro College Fund.
                                    Mr. Keane holds honorary degrees from Loyola
                                    University, Chicago, Illinois and Lawrence
                                    University, Appleton, Wisconsin.




     John H.  Gardner, Jr.          Director of SC-REMFs. Managing Director of
                                    Security Capital (US) Management since July,
                                    1997. Prior thereto, the REIT Manager for
                                    Security Capital Pacific Trust ("PTR") from
                                    February 1995 to June 1997 and Senior Vice
                                    President of Security Capital Atlantic
                                    Incorporated ("ATLANTIC"), PTR and the PTR
                                    REIT Manager from September 1994 to June
                                    1997 where he had overall responsibility for asset management and multifamily dispositions. Prior to joining Security
                                    Capital, Mr. Gardner was with Copley Real
                                    Estate Advisors as a Managing Director and
                                    Principal responsible for portfolio
                                    management from January 1991 to September
                                    1994 and as a Vice President and Principal of asset management from December 1984 to December 1990. From July 1977 to November
                                    1984, Mr. Gardner was a Real Estate Manager with the John Hancock Companies. Mr. Gardner received his M.S. from Bentley College and his B.S. from Stonehill College.





     Kenneth D.  Statz              Managing Director of SC-REMFs. Managing
                                    Director of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice
                                    President of SCGCMG
                                    from July 1996 to October 1997 and Vice
                                    President from May 1995 to June 1996. Prior to joining Security Capital, Mr. Statz was a Vice President and Senior REIT Analyst in the investment research department of
                                    Goldman, Sachs & Co., from February 1993 to
                                    January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr. Statz was a real estate stock portfolio manager and a managing director of Chancellor Capital Management from August
                                    1982 to February 1992. Mr. Statz received his M.B.A. and B.B.A. from the University of Wisconsin, Madison.



     Kevin W.  Bedell               Senior Vice President of SC-REMFs. Senior
                                    Vice President of SCGCMG since November 1997 and Vice President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A.
                                    from the University of Chicago and his B.A.
                                    from Kenyon College.





     Jeffrey C.  Nellessen          Vice President, Secretary and Treasurer of
                                    SC-REMFs. Vice President and Controller of
                                    SCGCMG since March 1997. Prior thereto, from
                                    June 1988 to March 1997, he was Controller,
                                    Manager of Client Administration and
                                    Compliance Officer at Strong Capital
                                    Management, Inc. Mr. Nellessen is a
                                    Certified Public Accountant, Certified
                                    Management Accountant and a Certified
                                    Financial Planner. He received his B.B.A.
                                    from the University of Wisconsin, Madison.





SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-EURO under the overall supervision and control of the Directors of SC-EURO.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno, Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. Messrs. Manno and Gardner are responsible for overseeing the portfolio management activities of SCGCMG-Europe. SCGCMG is a wholly-owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



SCGCMG-Europe



      Security Capital Global Capital Management Group (Europe) S.A. ("SCGCMG-Europe"), with offices located at Boulevord de la Woluwe 34, Brussels, Belgium, provides portfolio management services to SC-EURO pursuant to an investment sub-advisory agreement with SCGCMG. SCGCMG-Europe, a wholly-owned subsidiary of Security Capital Group Incorporated, was formed on May 14, 1998 under Belgian law and is registered as an investment adviser with the SEC. The principal officer of SCGCMG-Europe and his principal occupations are set forth below.



     Gerios J.M.  Rovers            Vice President of SCGCMG-Europe since May
                                    1998 where he is responsible for trading and portfolio management strategy. From April
                                    1997 to May 1998, Mr. Rovers was Vice
                                    President of SC (EU) Management where he was responsible for providing research and management support services in the area of European investments. Mr. Rovers was a Vice President and Senior Portfolio Manager with GIM
                                    Management, Inc. (the Netherlands) from
                                    January 1993 to March 1997. From July 1988 to April 1997, Mr. Rovers was associated with GIM Algemeen Vermogensbeheer and served as an Associate Director and Portfolio
                                    Manager of global real estate securities on behalf of domestic and foreign clients. Mr.
                                    Rovers graduated from the University of
                                    Tilburg in The Netherlands.



      The SC-EURO Portfolio Management Committee, which is comprised of certain SC-REMFs and SCGCMG-Europe officers, is primarily responsible for the construction of SC-EURO's portfolio.


SC (EU) Management


      Security Capital (EU) Management Group S.A. ("SC (EU) Management") provides SCGCMG-Europe with proprietary economic and real estate research and on-going analysis of opportunities for investment in the equity securities of European issuers. SC (EU) Management is a corporation organized under Belgian law and an indirect, wholly-owned subsidiary of Security Capital Group Incorporated. The principal officer of SC (EU) Management and his principal occupations are set forth below.



     W.  Joseph Houlihan            Managing Director of Security Capital (EU)
                                    Management Group S.A. since April 1997 where he is responsible for providing research and management support services in the area of European investments. Mr. Houlihan has over twenty years of business experience in Europe. Prior to joining Security Capital,
                                    Mr. Houlihan served as Executive Vice
                                    President and Portfolio Manager of GIM
                                    Capital Management, Inc. (The Netherlands) from August 1987 to March 1997 and as Vice
                                    President of GIM Algemeen Vermogensbeheer, a prominent Dutch investment management company from April 1985 to March 1997, where he specialized in real estate investments and was responsible for developing GIM's real estate securities investment process and client base. Prior to joining GIM, Mr.
                                    Houlihan served as Director of Melchior
                                    Holland Holding BV (The Netherlands) from
                                    February 1983 to March 1985, as Vice
                                    President at John G. Wood and Associates, a diversified real estate development and investment company located in Florida and with Chase Manhattan Bank's trust department. Mr. Houlihan is an Advisory
                                    Director of Security Capital US Realty and a member of the Investment Property Forum. Mr.
                                    Houlihan received his M.B.A. from the
                                    University of Leuven, Belgium and his B.S.
                                    from New York University.



                        INVESTMENT ADVISORY AGREEMENT AND
                        INVESTMENT SUB-ADVISORY AGREEMENT



      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-EURO's portfolio, subject to the general supervision of SC-REMFs's Board of Directors. SC (US) Management also provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-EURO Class R shares pay SCGCMG, monthly, an annual management fee in an amount equal to .85% of SC-EURO's Class R average daily net asset value. Under a separate agreement SCGCMG has committed to waive fees and/or reimburse expenses to maintain SC-EURO's Class R total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.60% of the value of SC-EURO's average daily net assets for the year ending December 31, 1998.

      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-EURO Class R shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) clerical, accounting and other office costs, (d) costs of printing SC-EURO's prospectus for existing shareholders and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-EURO shares pays the portion of SC-EURO expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.



      SCGCMG has entered into an investment sub-advisory agreement with SCGCMG-Europe ("Sub-Advisory Agreement") pursuant to which SCGCMG-Europe provides various portfolio management and investment advisory services to SC-EURO. In connection with the management of SC-EURO's portfolio, SCGCMG-Europe may select brokers and dealers to execute purchase and sale orders for SC-EURO's portfolio transactions. Under the Sub-Advisory Agreement, SCGCMG pays SCGCMG-Europe a monthly management fee based on its costs (including payroll, rent and other directly allocable costs and expenses) plus a mark-up of 10%. The fee is the sole obligation of SCGCMG and not SC-EURO.



      SC (EU) Management provides SCGCMG-Europe with proprietary real estate research and ongoing analysis of opportunities for investment in the equity securities of European issuers. This research is analyzed by SCGCMG-Europe in identifying attractive growth in country markets and real estate sectors and is instrumental to SCGCMG-Europe's ability to make investment decisions for SC-EURO's portfolio. SCGCMG pays SC (EU) Management for the provision of such research and analytical services. Payment of this fee is an obligation of SCGCMG and not a direct obligation of SC-EURO.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-EURO, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-EURO;
(iv) supervising preparation of the periodic updating of SC-EURO's Prospectus and Statement of Additional Information for existing shareholders; (v) supervising preparation of semi-annual reports to SC-EURO's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-EURO's investment portfolio and the publication of the net asset value of SC-EURO's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-EURO, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-EURO; (ix) maintaining books and records for SC-EURO (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-EURO's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain [_______] (the "Sub-Administrator") as sub-administrator under a service agreement ("Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-EURO's net asset value and preparing such figures for publication, maintaining certain of SC-EURO's books and records that are not maintained by SCGCMG, or the Custodian, preparing financial information for SC-EURO's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of [______%]. The Sub-Administrator also serves as SC-EURO's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-EURO under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of 0.2% of the value of the average daily net assets of the Fund.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-EURO's Class R shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-EURO pays the Distributor a monthly fee equal to, on an annual basis, .25% of the value of SC-EURO's average daily net assets for Class R shares.


      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class R shares and for providing certain services to Class R shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-EURO understands that these third parties may also charge fees to their clients who are beneficial owners of SC-EURO Class R shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-EURO Class R shares. Such Agreements may be governed by the Plan.



      The Distributor, with offices located at 125 Lincoln Avenue, Santa Fe, New Mexico 87501, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of SC-EURO's Class R shares is determined as of the scheduled closing time of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by adding the market value of all securities in SC-EURO's portfolio and other assets represented by Class R shares, subtracting liabilities incurred or accrued allocable to Class R shares, and dividing by the total number of SC-EURO's Class R shares then outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or quoted on a quotation system of a national securities association is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of SC-EURO's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Directors. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Foreign securities that are not traded on an exchange, securities for which market quotations are not readily available and other assets are valued at fair value as determined by SC-EURO's management and approved in good faith by the Board of Directors.

                               PURCHASE OF SHARES


      SC-EURO Class R shares may be purchased through [__________], SC-EURO's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-EURO will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class R shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-EURO shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      By investing in SC-EURO, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $2,500. For individual retirement account and employee benefit plans qualified under Section 401, 403(b)(7) or 457 of the Code as well as UGMA or UTMA accounts the minimum initial investment is $1,000. For investors using the Automatic Investment Plan (described below) the minimum initial investment is $250. These minimums can be changed or waived by SC-EURO at any time. Shareholders will be give at least 30 days notice of any increase in the minimum dollar amount of subsequent investments.

      Class R shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-EURO and are not binding until so accepted. SC-EURO reserves the right to decline to accept a purchase order application in whole or in part.

Mail

      The following instructions should be used when mailing a check or money order payable to "Security Capital European Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:


      Via U.S. Mail                              Via Overnight Courier
      Security Capital European Real             Security Capital European Real
       Estate Shares                              Estate Shares
      [To be filed by amendment]                 [To be filed by amendment]

      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-EURO as a result.

Wire Purchases

      Class R shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:


Wire to:            [To be filed by amendment]

Credit:             [To be filed by amendment]


Further Credit:     Security Capital European Real Estate Shares
                    (shareholder account number)
                    (shareholder name/account registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-EURO and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

      The Automatic Investment Plan allows regular, systematic investments in SC-EURO Class R shares from a bank checking or NOW account. SC-EURO will reduce the minimum initial investment to $250 if a shareholder elects to use the Automatic Investment Plan. To establish the Automatic Investment Plan, an investor should complete the appropriate section in SC-EURO's application and an existing SC-EURO shareholder should call 1-888-SECURITY (toll free) for an automatic investment plan form. The Automatic Investment Plan can be set up with any financial institution that is a member of the ACH. Under certain circumstances (such as discontinuation of the Automatic Investment Plan before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), SC-EURO reserves the right to close such account. Prior to closing any account for failure to reach the minimum initial investment, SC-EURO will give a shareholder written notice and 60 days in which to reinstate the Automatic Investment Plan or otherwise reach the minimum initial investment. A shareholder should consider his or her financial ability to continue in the Automatic Investment Plan until the minimum initial investment amount is met because SC-EURO has the right to close such account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

      Under the Automatic Investment Plan, a shareholder may choose to make investments on the day of his or her choosing (or the next business day thereafter) in amounts of $250 or more. There is no service fee for participating in the Automatic Investment Plan. However, a service fee of $20.00 will be deducted from a shareholder's SC-EURO account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying SC-EURO in writing or by telephone to terminate the plan, a shareholder closes his or her bank account or in any manner prevent withdrawal of funds from the designated bank checking or NOW account.

      The Automatic Investment Plan is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, a shareholder will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, a shareholder should consider his or her financial ability to continue the program through periods of low share price levels.

Subsequent Investments


      Additional investments must be at least $500 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-EURO account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class R shares.

Exchange Feature


      Class R shares of SC-EURO may be exchanged for Class R shares of SC-US, SC-ASIA and SC-ARBITRAGE. Exchanges of Class R shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).


Class I Shares

      SC-EURO also issues Class I shares which offer different services and incur different expenses which would affect performance. Investors may call the Distributor at 1-800-699-4594 (toll free) to obtain additional information.

                              REDEMPTION OF SHARES

      You may request redemption of part or all of your Class R shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-EURO normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-EURO may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-EURO of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."

      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class R shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class R shares (for a fixed dollar amount) at net asset value to Security Capital European Real Estate Shares:


      Via U.S. Mail                               Via Overnight Courier
      Security Capital European Real              Security Capital European Real
       Estate Shares                               Estate Shares
      [To be filed by amendment]                  [To be filed by amendment]


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-EURO. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone

      You may redeem shares by telephone by calling the Transfer Agent at [_____________]. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-EURO reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.

      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-EURO will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-EURO reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-EURO or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-EURO may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-EURO not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-EURO in not less than 30 days' notice if, at the time of any redemption of Class R shares in his or her account, the value of the remaining shares in the account falls below $2,500 ($1,000 in the case of individual retirement accounts and employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Code). Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-EURO's investment income will be declared and distributed quarterly. SC-EURO intends to distribute net realized capital gains, if any, at least annually, although SC-EURO's Board of Directors may in the future determine to retain net realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into full and fractional shares of SC-EURO based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-EURO will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-EURO will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-EURO will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-EURO's distribution policies for SC-EURO and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-EURO, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-EURO intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that SC-EURO distributes its taxable income and net capital gains to its shareholders, qualification as a regulated investment company relieves SC-EURO of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-EURO. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-EURO at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-EURO is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-EURO to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

      Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by SC-EURO during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-EURO will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gains distribution with respect to shares of SC-EURO held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-EURO will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-EURO, or the Secretary of the Treasury notifies SC-EURO that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


      Further information relating to tax consequences is contained in the Statement of Additional Information.


State and Local Taxes

      SC-EURO distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in SC-EURO.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.

      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-REMFs's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. Pursuant to this authority, the Board of Directors of SC-REMFs has authorized the creation of four investment portfolios;

SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.



      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-EURO's Class R shares may not be modified except by the vote of a majority of the holders of all SC-EURO's Class R shares outstanding. SC-EURO's Class R shareholders have exclusive voting rights with respect to matters relating solely to SC-EURO's Class R shares. SC-EURO's Class R shareholders vote separately from SC-EURO's Class I shareholders and SC-US's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-EURO's Class R shareholders differ from the interests of SC-EURO's Class I shareholders and SC-US's, SC-ASIA's and SC-ARBITRAGE's Class I and Class R shareholders.


      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


                          CUSTODIAN AND TRANSFER AGENT

      [________________], which has its principal business address at [________________], has been retained to act as Custodian of SC-EURO's investments. [________________], which has its principal business address at [________________], has been retained to serve as SC-EURO's Transfer Agent. Neither [________________] nor [________________] have any part in deciding
SC-EURO's investment policies or which securities are to be purchased or sold for SC-EURO's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-EURO ends on December 31 of each year. SC-EURO will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-EURO's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-EURO may advertise its "average annual total return" of the Class R shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-EURO Class R shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-EURO's Class R shares and assumes that any income, dividends and/or capital gains distributions made by SC-EURO during the period are reinvested in Class R shares of SC-EURO. Figures will be given for recent one-, five-and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-EURO's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-EURO's Class R annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-EURO also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-EURO's Class R shares for the specific period (again reflecting changes in SC-EURO's Class R share price and assuming reinvestment of Class R dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).


      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-EURO's performance.


                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to the SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs and SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION


      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-ASIA seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in countries in the Asia/Pacific region. Long-term, SC-ASIA's objective is to achieve top-quartile returns as compared with other mutual funds that invest in publicly-traded real estate companies organized principally in countries in the Asia/Pacific region, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-ASIA and Security Capital Global Capital Management Group (Asia) Incorporated ("SCGCMG-Asia") serves as SC-ASIA's investment sub-adviser.



      By this Prospectus, Class I shares of SC-ASIA are being offered. Class I shares are offered to investors whose minimum investment is $250,000. Class I shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-ASIA's distributor ("Distributor"), and various financial intermediaries. See "Purchase of Shares." SC-ASIA also offers Class R shares to investors whose minimum initial investment is $2,500. Class R shares have different expenses than Class I shares which would affect performance. Investors desiring to obtain information about SC-ASIA's Class R shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor.




      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-ASIA. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, Security Capital European Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information ("SAI") dated [________, 1998], containing additional and more detailed information about SC-ASIA has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888- SECURITY (toll free) or writing SC-ASIA's Sub-Administrator at:
[_______________].

      Investors are advised to read this Prospectus and retain it for future reference.

This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                [ ________, 1998]

                                TABLE OF CONTENTS


                                                               Page
                                                               ----
Expenses...................................................    2

Description of  SC-ASIA....................................    4

Investment Objectives and Policies.........................    4

Investment Strategy........................................    5

Hedging and Other Portfolio Strategies.....................    6

Risk Factors...............................................    8

Non-Diversified Status & Portfolio Turnover................   10

Directors, Officers and Other Personnel....................   11

Investment Advisory Agreement and
Investment Sub-Advisory Agreement..........................   14

Administrator and Sub-Administrator........................   15

Distribution and Servicing Plan............................   15

Determination of Net Asset Value...........................   16

Purchase of Shares.........................................   16

Redemption of Shares.......................................   18

Dividends and Distributions................................   20

Taxation...................................................   20

Organization and Description of Capital Stock..............   21

Custodian and Transfer Agent...............................   22

Reports to Shareholders....................................   22

Performance Information....................................   22

Year 2000 Risks............................................   23

Additional Information.....................................   23

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-ASIA.

Annual SC-ASIA Operating Expenses


      The Class I shares of SC-ASIA pay for certain expenses attributable to Class I shares directly out of SC-ASIA's Class I assets. These expenses are related to management of SC-ASIA, administration and other services. For example, SC-ASIA pays an advisory fee and an administrative fee to SCGCMG. SC-ASIA also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-ASIA's Class I assets to calculate SC-ASIA's Class I net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-ASIA and the portion of SC-ASIA's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-ASIA's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-ASIA's average annual net assets for such fiscal year are $250 million. The actual expenses in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of SC-ASIA's assets.

                                    Fee Table

Shareholder Transaction Expenses:
     Maximum sales charge on purchases and reinvested distributions .....   None
     Redemption fee (1)..................................................   None
Annual SC-ASIA Operating Expenses (after expense waivers
     and/or reimbursements, as a percentage of average net assets):
     Management fees ....................................................   .95%
     12b-1 fees (2)......................................................   .25%
     Other expenses .....................................................   .35%
                                                                          ------
     Total SC-ASIA operating expenses (3) ...............................  1.55%


(1) SC-ASIA's transfer agent charges a service fee of [$____] for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-ASIA's distributor ("Distributor", may be subject to a transaction fee.
(2) SC-ASIA has adopted a Distribution and Service Plan for SC-ASIA Class I shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-ASIA pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-ASIA's Class I average daily net assets. As a result, long-term Class I shareholders of SC-ASIA may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").
(3) SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-ASIA's Class I total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses at no more than 1.55% of the value of SC-ASIA's average daily net assets for Class I shares for the year ending December 31, 1998. SC-ASIA estimates that without such waiver and/or reimbursement, other expenses would be .35% and total fund operating expenses would be 1.55% of the value of SC-ASIA's Class I average daily net assets.

Example

                                                              One    Three
                                                             Year    Years
                                                             ----    -----
A shareholder would bear the following expenses
on a $1,000 investment, assuming a five percent
annual return and operating expenses as outlined
in the fee table above ..................................    $ 16     $ 49




      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-ASIA's assets.

                             DESCRIPTION OF SC-ASIA


      SC-ASIA is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-ASIA, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital European Real Estate Shares ("SC-EURO") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").


      SC-ASIA issues two classes of shares, one of which, Class I shares, includes investors whose minimum initial investment is $250,000. The second class of shares, Class R shares, which are offered to all other eligible investors, offers different services and incurs different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock." SC-ASIA Class I shares are offered by this prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


      SC-ASIA's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in countries in the Asia/Pacific region. For purposes of its investment objective, SC-ASIA considers the Asia/Pacific region to be comprised of all the countries in the region, including Hong Kong, Singapore, Japan, Australia, New Zealand, the Philippines, Malaysia, Indonesia, and Thailand. Long-term, SC-ASIA's objective is to achieve top-quartile results as compared to other mutual funds that invest in publicly-traded real estate companies organized principally in countries in the Asia/Pacific region, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. SC-ASIA's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-ASIA's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental; these non-fundamental policies may be changed by SC-ASIA's Board of Directors without shareholder approval. There can be no assurance that SC-ASIA's investment objective will be achieved.



      Under normal conditions, SC-ASIA will invest at least 65% of its assets in the equity securities of publicly-traded real estate companies located primarily in the more established markets of the Asia/Pacific region, including Hong Kong, Singapore, Japan, Australia and New Zealand. SC-ASIA may also invest in the equity securities of real estate companies located in the emerging markets of the Philippines, Thailand, and Malaysia and other markets that are open to foreign investment. Such equity securities will consist of (1) common stocks,
(2) rights or warrants to purchase common stocks, (3) securities convertible into common stocks where the conversion feature represents, in SCGCMG-Asia's view, a significant element of the security's value, and (4) preferred stocks. SC-ASIA will invest only in real estate companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and hotels or that have at least 50% of their assets invested in such real estate. SC-ASIA also may, in the future, invest in securities issued by real estate companies, organized primarily in nations in the Asia/Pacific region, that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-ASIA will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval. Currently, neither Security Capital Group Incorporated nor its affiliates control real estate companies in Asia/Pacific region countries.



      SC-ASIA may, from time to time, invest in debt securities of issuers in the real estate industry. Debt securities purchased by SC-ASIA will be rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB Standard & Poors Corporation ("S&P") or, if not so rated, believed by SCGCMG-Asia to be of comparable quality, and may have an average weighted maturity of up to 30 years.

      When, in the judgment of SCGCMG or SCGCMG-Asia, market or general economic conditions justify a temporary defensive position, SC-ASIA will deviate from its investment objective and invest without limit in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper and other short-term corporate obligations, in each case rated Prime-1 by Moody's, or A or better by S&P or, if unrated, of comparable quality as determined by SCGCMG; and repurchase agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, SC-ASIA also may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; provided that SC-ASIA will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.



      SC-ASIA is subject to certain investment restrictions that are fundamental and, therefore, may not be changed without shareholder approval. Among other things, SC-ASIA will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG and SCGCMG-Asia will monitor the liquidity of such restricted securities under the supervision of SC-ASIA's Board of Directors. If SC-ASIA invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. SC-ASIA also may not invest directly in real estate. See SC-ASIA's Statement of Additional Information for further discussion of SC-ASIA's fundamental investment restrictions.


                               INVESTMENT STRATEGY

                     Real Estate Securities Industry Outlook


      SCGCMG believes that over the long term, the real estate industry in the Asia/Pacific region will experience strong growth driven by high economic growth rates based on strong demographic trends and trade expansion. The large and young population base as well as massive urbanization trends in the emerging Asia/Pacific region will create strong and sustainable demand for housing in major metropolitan areas. Economic growth in the region is expected to lead to strong demand in the commercial real estate sector as well. SCGCMG expects real estate markets in the Asia/Pacific region to continue to follow the trend of higher levels of real estate securitization into the future. The combination of all these factors should create significant investment opportunities over the long term.


                A Research-Driven Top Down and Bottom Up Approach


      SC-ASIA seeks to achieve top-quartile returns by investing primarily in Asia/Pacific real estate operating companies which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of top down economic and real estate market research and bottom up operating company cash flow modeling.



      Top Down Economic and Real Estate Market Research. SCGCMG and SCGCMG-Asia are uniquely positioned to access meaningful, proprietary economic and real estate research collected at the country market, city sub-market and property-specific level. Non-U.S. country market research and analysis, which is provided to SCGCMG and SCGCMG-Asia by other operating professionals within the Security Capital affiliate company network, assists SCGCMG and SCGCMG-Asia in identifying attractive growth in country markets and real estate sectors. This research and analysis is instrumental to SCGCMG-Asia's ability to make investment decisions for SC-Asia's portfolio and to identify country markets reaching a "marginal turning point." This country market research includes a comprehensive evaluation of real estate supply and demand factors such as population and economic trends, customer and industry needs, capital flows and building permit and construction data on a country market and city sub-market basis and by product type. Specifically, primary country market research evaluates normalized cash flow lease economics -- accounting for capital costs -- to determine whether the core economy of a country market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SCGCMG-Asia believe it can identify country markets and/or city sub-markets, and thus, real estate operating companies, with potential for higher than average growth prospects.



      Bottom Up Real Estate Operating Company Cash Flow Modeling. SCGCMG and SCGCMG-Asia believe that analyzing the cash flow profile -- the quality and growth potential -- of a real estate company, both historically and prospectively, is another fundamental step toward identifying above-average growth opportunities. SCGCMG and SCGCMG-Asia believe that cash flow is helpful in understanding a real estate portfolio in that such calculation reflects cash flow from operations and the real estate's ability to support interest payments and general operating expenses before the impact of certain activities, such as gains or losses from sales of real estate and changes in accounts receivable and accounts payable. The real estate operating valuation models utilized by SCGCMG-Asia integrate real estate market research with analysis on specific real estate portfolios in order to establish an independent value of the underlying sources of a real estate company's cash flow. Certain models measure and compare the impact of specific factors on cash flow growth expectations. The data from all valuation models is ultimately integrated and reviewed in order to identify real estate operating companies with significant potential for growth.


                     HEDGING AND OTHER PORTFOLIO STRATEGIES

      SC-ASIA also may from time to time use certain of the investment techniques described below to achieve its objectives. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by SC-ASIA in some of the markets in which SC-ASIA will invest and SC-ASIA does not expect to use them extensively.

Repurchase Agreements. When SC-ASIA acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase amount which reflects an agreed-upon rate of return, and is not tied to the coupon rate on the underlying security.



Loans of Portfolio Securities. SC-ASIA may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. SC-ASIA may terminate the loans at any time and obtain the return of the securities loaned within five business days. SC-ASIA will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

Options on Securities and Stock Indices. In order to increase its return or to hedge all or a portion of its portfolio investments, SC-ASIA may write (i.e., sell) covered put and call options and purchase put and call options on securities or stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. SC-ASIA may write a call or put option only if the option is "covered." This means that so long as SC-ASIA is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if SC-ASIA maintains liquid assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of SC-ASIA. SC-ASIA will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.


Forward Foreign Currency Contracts. SC-ASIA may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to SC-ASIA from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specified currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. SC-ASIA will enter into forward contracts only under two circumstances. First, when SC-ASIA enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when SCGCMG believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, SC-ASIA may enter into a forward contract to sell or buy the amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of SC-ASIA's portfolio securities denominated in such foreign currency. The second investment practice is in general referred to as "cross-hedging." SC-ASIA's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are denominated.


Futures Contracts. For hedging purposes only, SC-ASIA may buy and sell financial futures contracts, stock and bond index futures contracts, and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


      When SC-ASIA enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when SC-ASIA enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies--Futures Contracts" in the Statement of Additional Information.


      SC-ASIA may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The value of the underlying securities on which futures will be written at any one time may not exceed 25% of the total assets of SC-ASIA.

Depositary Receipts. SC-ASIA may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Short Sales. To the extent permitted by other countries, SC-ASIA reserves the right to engage in short sale transactions in securities listed on one or more foreign or U.S. securities exchanges. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-ASIA incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-ASIA purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-ASIA is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-ASIA may also engage in short sales against the box, which involves selling a security SC-ASIA holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-ASIA will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-ASIA's net assets (taken at market value). See SC-ASIA's Statement of Additional Information for further discussion of short sales and short sales against the box.


                                  RISK FACTORS


      Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in SC-ASIA, nor can there be an assurance that SC-ASIA's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in SC-ASIA can decrease as well as increase depending on a variety of factors which may affect the values and income generated by SC-ASIA's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of SC-ASIA will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which SC-ASIA is invested may also be reflected in declines in the price of shares of SC-ASIA. Changes in currency valuations will also affect the price of shares of SC-ASIA. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by SC-ASIA generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by SCGCMG-Asia will not always be profitable or prove to have been correct. SC-ASIA is intended as an investment vehicle for those investors seeking long term capital growth and is not intended as a complete investment program.


Investment in Real Estate Securities. SC-ASIA will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-ASIA may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      Additionally, SC-ASIA could conceivably own real estate directly as a result of a default on debt securities that it owns. If SC-ASIA has rental income or income from the disposition of such real estate, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxation."

Foreign Securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. SC-ASIA may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.


      Brokerage commissions, custodial services and other costs relating to investment in European countries are generally more expensive than in the U.S. European securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of SC-ASIA are uninvested and no return is earned thereon. The inability of SC-ASIA to make intended security purchases due to settlement problems could cause SC-ASIA to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to SC-ASIA due to subsequent declines in value of the portfolio security or, if SC-ASIA has entered into a contract to sell the security, could result in possible liability to the purchaser.


      In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which SC-ASIA may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.


      Certain risks associated with foreign securities are heightened for investments in countries in the Asia/Pacific region. Specifically, the currencies of certain of these countries have experienced steady devaluations relative to the U.S. dollar and major adjustments have been made periodically in certain of such currencies. Moreover, recent currency devaluations in Pacific region countries have resulted in high interest rates and sharp reductions in economic activity, which have diminished prospects for short-term growth in corporate earnings.





      The economies of most Asia Pacific region countries are heavily dependent upon international trade and, therefore, are affected by protective trade barriers and the economic conditions of their trading partners, principally the U.S., Japan, China and the European Community. Thus, the enactment by the U.S. or other principal trading partners of protectionist trade legislation or the reduction of foreign investment in Asia/Pacific economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia/Pacific region countries and the value of SC-ASIA's investments in theses markets. Also, few Asia/Pacific region countries have Western-style or fully democratic governments. During the course of the last 25 years, governments in the region have periodically been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. Such political upheaval also would negatively impact the value of SC-ASIA's investment in Asia/Pacific countries.



      On July 1, 1997, Hong Kong reverted to Chinese administration. The long-term effects of this reversion are not known at this time. However, SC-ASIA's investment in Hong Kong may now be subject to the same or similar risks as any investment in China. Investments in Hong Kong may be come subject to expropriation, nationalization or confiscation, in which case SC-ASIA could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a loss of investor confidence in Hong Kong's currency stock market and economy will ensue.



      SC-ASIA may invest in the equity securities of real estate companies in emerging market countries in the Asia/Pacific region. The risks associated with foreign investment described above also may be intensified in emerging markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, trade difficulties and unemployment. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls and other protectionist measures imposed or negotiated by the countries in which they trade. There are also risks associated with the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of SC-ASIA's investments in those countries.


      SC-ASIA usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when SC-ASIA converts assets from one currency to another.

Repurchase Agreements. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, SC-ASIA may experience delay or difficulty in exercising its rights under the security and may incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.



Futures and Options. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any future or options contract may not be available when a futures position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in SC-ASIA's portfolio. Successful use of futures or options contracts is further dependent on SCGCMG-Asia's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations.


Depositary Receipts. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of SC-ASIA's investment policies, SC-ASIA's investment in Depositary Receipts will be deemed to be investments in the underlying securities.


Other Risks. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the Statement of Additional Information.



                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-ASIA intends to operate as a "non-diversified" investment company under the 1940 Act, which means SC-ASIA is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-ASIA intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve SC-ASIA of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-ASIA will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-ASIA's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-ASIA will not own more than 10% of the outstanding voting securities of a single issuer. SC-ASIA's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-ASIA, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-ASIA may present greater risk to an investor than an investment in a diversified company.


      SC-ASIA anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-ASIA are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-ASIA. High portfolio turnover may result in the realization of net short-term capital gains by SC-ASIA which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-ASIA is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-ASIA, including SC-REMFs's agreements with SCGCMG, its custodian and transfer agent. The management of SC-ASIA's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, and SCGCMG, subject always to the investment objectives and policies of SC-ASIA and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and Officers of SC-REMFs and their principal occupations are set forth below.





     Anthony R.  Manno Jr.          Chairman of the Board of Directors, Managing
                                    Director and President of SC- REMFs.
                                    Managing Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital
                                    Group Incorporated from March 1994 to June
                                    1996. Prior to joining Security Capital, Mr.
                                    Manno was a Managing Director of LaSalle
                                    Partners Limited from March 1980 to March
                                    1994. Mr. Manno received his M.B.A. from the University of Chicago Graduate School of
                                    Business, an M.A. and a B.A. from
                                    Northwestern University and is a Certified
                                    Public Accountant.



     Robert H.  Abrams              Director of SC-REMFs. Director of the
                                    Program in Real Estate at Cornell
                                    University. Founder of Colliers ABR, Inc.
                                    (formerly Abrams Benisch Riker Inc.), a
                                    property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to
                                    1992 and since 1992, has served as a
                                    Consultant. From 1959 to 1978 Mr. Abrams was
                                    Executive Vice President and Director of
                                    Cross and Brown Company. Mr. Abrams also serves as Trustee Emeritus and Presidential
                                    Counselor of his alma mater, Cornell
                                    University. Mr. Abrams received his M.B.A.
                                    from Harvard University and his B.A. from Cornell University.



     Stephen F.  Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                                    President for Administration and Treasurer of Loyola University, Chicago from 1981 to
                                    July 1994, where he was responsible for
                                    administration, investment, real estate and treasurer functions. At

                                    Loyola University, he also served as Chief
                                    Investment Officer, was Chairman of the
                                    Operations Committee, was a member of the Investment and Finance Committees of the Board of Trustees and was President and a Director of the Loyola Management Company. Currently, Mr. Kasbeer serves as a Director of Endowment Realty Inc. and Endowment Realty II and as a Member of the Investment Committee of the University of San Diego. Mr. Kasbeer also serves as Trustee, Treasurer and Chairman of the Investment and Finance Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe Preparatory School Combined Permanent Endowment Fund Trust. Mr. Kasbeer received his J.D. from John Marshall Law School and his M.A. and B.S. from Northwestern University.


     George F.  Keane               Director of SC-REMFs. Chairman of the Board
                                    of Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in
                                    1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President
                                    Emeritus of the Common Fund in 1993. He has served as a member of the Investment
                                    Advisory Committee of the $75 billion New
                                    York State Common Retirement Fund since
                                    1982. He has been a Director of the RCB
                                    Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since
                                    1993, and a Director of the Bramwell Funds since 1994. He is also a Director of Universal Stainless & Alloy Products, Global
                                    Pharmaceutical Corporation, United Water
                                    Resources and United Properties Group, Gulf
                                    Resources Corporation, and the Universal
                                    Bond Fund, and is an advisor to Associated
                                    Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                                    University where he received his B.A., and as a Director and Chairman of the Investment
                                    Committee of the United Negro College Fund.
                                    Mr. Keane holds honorary degrees from Loyola
                                    University, Chicago, Illinois and Lawrence
                                    University, Appleton, Wisconsin.




     John H.  Gardner, Jr.          Director of SC-REMFs. Managing Director of
                                    Security Capital (US) Management since July,
                                    1997. Prior thereto, the REIT Manager for
                                    Security Capital Pacific Trust ("PTR") from
                                    February 1995 to June 1997 and Senior Vice
                                    President of Security Capital Atlantic
                                    Incorporated ("ATLANTIC"), PTR and the PTR
                                    REIT Manager from September 1994 to June
                                    1997 where he had overall responsibility for asset management and multifamily dispositions. Prior to joining Security
                                    Capital, Mr. Gardner was with Copley Real
                                    Estate Advisors as a Managing Director and
                                    Principal responsible for portfolio
                                    management from January 1991 to September
                                    1994 and as a Vice President and Principal of asset management from December 1984 to December 1990. From July 1977 to November
                                    1984, Mr. Gardner was a Real Estate Manager with the John Hancock Companies. Mr. Gardner received his M.S. from Bentley College and his B.S. in Accounting from Stonehill
                                    College.





     Kenneth D.  Statz              Managing Director of SC-REMFs. Managing
                                    Director of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice
                                    President of SCGCMG from July 1996 to
                                    October 1997 and Vice President from May
                                    1995 to June 1996. Prior to joining Security
                                    Capital, Mr. Statz was a Vice President and
                                    Senior REIT Analyst in the investment
                                    research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr.
                                    Statz was a real estate stock portfolio
                                    manager and a managing director of
                                    Chancellor Capital Management from August
                                    1982 to

                                    February 1992. Mr. Statz received his M.B.A.
                                    and B.B.A. from the University of Wisconsin, Madison.



     Kevin W.  Bedell               Senior Vice President of SC-REMFs. Senior
                                    Vice President of SCGCMG since November 1997 and Vice President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A.
                                    from the University of Chicago and his B.A.
                                    from Kenyon College.





     Jeffrey C.  Nellessen          Vice President, Secretary and Treasurer of
                                    SC-REMFs. Vice President and Controller of
                                    SCGCMG since March 1997. Prior thereto, from
                                    June 1988 to March 1997, he was Controller,
                                    Manager of Client Administration and
                                    Compliance Officer at Strong Capital
                                    Management, Inc. Mr. Nellessen is a
                                    Certified Public Accountant, Certified
                                    Management Accountant and a Certified
                                    Financial Planner. He received his B.B.A.
                                    from the University of Wisconsin, Madison.





SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-ASIA under the overall supervision and control of the Directors of SC-ASIA.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno, Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. Messrs. Manno and Gardner are responsible for overseeing the portfolio management activities of SCGCMG-Asia. SCGCMG is a wholly-owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



SCGCMG-Asia



      Security Capital Global Capital Management Group (Asia) Incorporated, with offices located at Level 9, AIG Building, 1-1-3 Marunouchi, Chiyoda-ku, Tokyo 100, Japan, provides portfolio management services to SC-ASIA pursuant to an investment sub-advisory agreement with SCGCMG. SCGCMG-Asia, a wholly-owned subsidiary of SCGCMG, was formed on May 11, 1998 under Delaware law and is registered as an investment adviser with the SEC. The principal officers of SCGCMG-Asia and their principal occupations are set forth below.



     Michelle H.  Lord              Vice President of SCGCMG-Asia since May,
                                    1998. Previously, Vice President of SCGCMG from November 1997 to April 1998, where she conducted real estate securities analysis in the Asia/Pacific region for the firm. Prior to that, Ms. Lord was with Security Capital
                                    Industrial Trust from September 1995 to
                                    October 1997, where she was responsible for research on special investment opportunities and prior thereto, working on special assignments under Security Capital Group
                                    Incorporated Managing Directors from August
                                    1995 to August 1996. Prior to joining
                                    Security Capital, Ms. Lord was with Societe
                                    Generale Securities, (North Pacific) in
                                    Tokyo from June 1994 to August 1994, where she was a member of the Japanese

                                    Government Bond futures and options
                                    brokerage desk and Merill Lynch, Pierce, Fenner & Smith from September 1992 to September 1993. Previously, Ms. Lord was a currency trader with Asahi Bank in Tokyo. Ms. Lord received her M.B.A. from the University of Chicago Graduate School of Business and her B.A. from Smith College.



Michael C.  Montelibano             Vice President of SCGCMG-Asia since May,
                                    1998. Vice President of SCGCMG from January
                                    1998 to April 1998, where he conducted real estate securities analysis in the
                                    Asia/Pacific region for the firm. Prior to that, Mr. Montelibano worked on special assignments under Security Capital Group
                                    Incorporated Managing Directors June 1995 to
                                    December 1996. Prior to joining Security
                                    Capital, Mr. Montelibano was a consultant for Ayala Land, Incorporated in the Philippines from July 1994 to August 1994 where he conducted financial analyses of office and residential development projects, and for Bank of America in Malaysia from June 1994 to July 1994 where he conducted market research studies on retail banking.
                                    Previously, Mr. Montelibano was a senior consultant with Andersen Consulting from
                                    January 1990 to August 1993, where he
                                    focused on the telecommunications and
                                    financial sectors. Mr. Montelibano received his M.B.A. from the University of California, Berkeley and his B.S. in Mechanical Engineering from the University of California, San Diego.



      The SC-ASIA Portfolio Management Committee, which is comprised of SC-REMFs and SCGCMG-Asia officers, is responsible for the construction of SC-ASIA's portfolio.



                        INVESTMENT ADVISORY AGREEMENT AND
                        INVESTMENT SUB-ADVISORY AGREEMENT



      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-ASIA's portfolio, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG also provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-ASIA Class I shares pay SCGCMG, monthly, an annual management fee in an amount equal to .95% of SC-ASIA's Class I average daily net asset value. Under a separate agreement SCGCMG has committed to waive fees and/or reimburse expenses to maintain SC-ASIA's Class I total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.55% of the value of SC-ASIA's average daily net assets for the year ending December 31, 1998.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-ASIA Class I shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) clerical, accounting and other office costs, (d) costs of printing SC-ASIA's prospectus for existing shareholders and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-ASIA shares pays the portion of SC-ASIA expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.

      SCGCMG has entered into an investment sub-advisory agreement with SCGCMG-Asia ("Sub-Advisory Agreement") pursuant to which SCGCMG-Asia provides various portfolio management and investment advisory services to SC-ASIA. In connection with the management of SC-ASIA's portfolio, SCGCMG-Asia may select brokers and dealers to execute purchase and sale orders for SC-ASIA's portfolio transactions. Under the Sub-Advisory Agreement, SCGCMG pays SCGCMG-Asia a monthly management fee based on its costs (including payroll, rent and other directly allocable costs and expenses) plus a mark-up of 10%. The fee is the sole obligation of SCGCMG and not SC-ASIA.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-ASIA, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-ASIA;
(iv) supervising preparation of the periodic updating of SC-ASIA's Prospectus and Statement of Additional Information for existing shareholders; (v) supervising preparation of semi-annual reports to SC-ASIA's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-ASIA's investment portfolio and the publication of the net asset value of SC-ASIA's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-ASIA, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-ASIA; (ix) maintaining books and records for SC-ASIA (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-ASIA's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain [_______] (the "Sub-Administrator") as sub-administrator under a service agreement ("Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-ASIA's net asset value and preparing such figures for publication, maintaining certain of SC-ASIA's books and records that are not maintained by SCGCMG, or the Custodian, preparing financial information for SC-ASIA's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of [______%]. The Sub-Administrator also serves as SC-ASIA's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-ASIA under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of 0.2% of the value of the average daily net assets of the Fund.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs and SC-ASIA's sole Class I shareholder have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-ASIA's Class I shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-ASIA pays the Distributor a monthly fee equal to, on an annual basis,
 .25% of the value of SC-ASIA's average daily net assets for Class I shares.

      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class I shares and for providing certain services to Class I shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-ASIA understands that these third parties may also charge fees to their clients who are beneficial owners of SC-ASIA Class I shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-ASIA Class I shares. Such Agreements may be governed by the Plan.



      The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of SC-ASIA's Class I shares is determined as of the scheduled closing time of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by adding the market value of all securities in SC-ASIA's portfolio and other assets represented by Class I shares, subtracting liabilities incurred or accrued allocable to Class I shares, and dividing by the total number of SC-ASIA's Class I shares then outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or quoted on a quotation system of a national securities association is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of SC-ASIA's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Directors. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Foreign securities that are not traded on an exchange, securities for which market quotations are not readily available and other assets are valued at fair value as determined by SC-ASIA's management and approved in good faith by the Board of Directors.

                               PURCHASE OF SHARES


      Class I shares are being offered to investors whose minimum initial investment is $250,000. SC-ASIA Class I shares may be purchased through [____________], SC-ASIA's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-ASIA will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class I shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-ASIA shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      By investing in SC-ASIA you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that it is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $250,000. Class I shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-ASIA and are not binding until so accepted. SC-ASIA reserves the right to decline to accept a purchase order application in whole or in part.

Mail

      The following instructions should be used when mailing a check or money order payable to "Security Capital Asia/Pacific Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:


     Via U.S. Mail                          By Overnight Courier
     Security Capital Asia/Pacific Real     Security Capital Asia/Pacific Real
      Estate Shares                          Estate Shares
     [To be filed by amendment]             [To be filed by amendment]


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-ASIA as a result.

Wire Purchases

      Class I shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:


Wire to:                   [To be filed by amendment]

Credit:                    [To be filed by amendment]

Further Credit:            Security Capital Asia/Pacific Real Estate Shares
                           (shareholder account number)
                           (shareholder name/registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-ASIA and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Subsequent Investments


      Additional investments must be at least $20,000 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-ASIA account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class I shares.

Exchange Feature


      Class I shares of SC-ASIA may be exchanged for Class I shares of SC-US, SC-EURO and SC-ARBITRAGE. Exchanges of Class I shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ARBITRAGE or SC-ASIA more than four times in any twelve-month period (including the initial exchange of your investment during that period).


                              REDEMPTION OF SHARES

      You may request redemption of part or all of your Class I shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-ASIA normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-ASIA may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.


      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-ASIA of the broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."


      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class I shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class I shares (for a fixed dollar amount) at net asset value to Security Capital Asia/Pacific Real Estate Shares:


     Via U.S. Mail                          By Overnight Courier
     Security Capital Asia/Pacific Real     Security Capital Asia/Pacific Real
      Estate Shares                          Estate Shares
     [To be filed by amendment]             [To be filed by amendment]


Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-ASIA. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone

      You may redeem shares by telephone by calling the Transfer Agent at [____________]. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-ASIA reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.

      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-ASIA will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-ASIA reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-ASIA or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-ASIA may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-ASIA not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-ASIA in not less than 30 days' notice if, at the time of any redemption of Class I shares in his or her account, the value of the remaining shares in the account falls below $250,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      A Class I shareholder who fails to satisfy minimum account balance requirements may elect to convert Class I shares to Class R shares. Class I shares will be converted to Class R shares at the next determined net asset value for Class I shares and Class R shares after the receipt by the distributor of a written conversion request. SC-ASIA does not charge a fee to process conversions. SC-ASIA reserves the right to reject any conversion request in whole or in part. The conversion feature may be modified or terminated at any time upon notice to SC-ASIA Class I shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-ASIA's investment income will be declared and distributed quarterly. SC-ASIA intends to distribute net realized capital gains, if any, at least annually, although SC-ASIA's Board of Directors may in the future determine to retain net realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into full and fractional shares of SC-ASIA based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-ASIA will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-ASIA will send shareholders a statement showing the amount and tax characterization of all dividends and distributors paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-ASIA will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-ASIA's distribution policies for SC-ASIA and its shareholders, see "Taxation."




                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-ASIA, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-ASIA intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that SC-ASIA distributes its taxable income and net capital gains to its shareholders, qualification as a regulated investment company relieves SC-ASIA of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-ASIA. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-ASIA at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-ASIA is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-ASIA to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

      Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by SC-ASIA during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-ASIA will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares for six months or less, and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gains distribution with respect to shares of SC-ASIA held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-ASIA will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-ASIA, or the Secretary of the Treasury notifies SC-ASIA that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


      Further information relating to tax consequences is contained in the Statement of Additional Information.


State and Local Taxes

      SC-ASIA distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in SC-ASIA.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-

REMFs's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.



      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-ASIA's Class I shares may not be modified except by the vote of a majority of the holders of all SC-ASIA's Class I shares outstanding. SC-ASIA's Class I shareholders have exclusive voting rights with respect to matters relating solely to SC-ASIA's Class I shares. SC-ASIA's Class I shareholders vote separately from SC-ASIA's Class R shareholders and SC-US's, SC-EURO's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-ASIA's Class I shareholders differ from the interests of SC-ASIA's Class R shareholders and SC-US's, SC-EURO's and SC-ARBITRAGE's Class I and Class R shareholders.


      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


                          CUSTODIAN AND TRANSFER AGENT

      [______________], which has its principal business address at [__________________], has been retained to act as Custodian of SC-ASIA's investments. [_______________], which has its principal business address at [___________________], has been retained to serve as SC-ASIA's Transfer Agent. Neither [_____________] nor [_____________] have any part in deciding SC-ASIA's investment policies or which securities are to be purchased or sold for SC-ASIA's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-ASIA ends on December 31 of each year. SC-ASIA will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-ASIA's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-ASIA may advertise its "average annual total return" of the Class I shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-ASIA

Class I shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-ASIA's Class I shares and assumes that any income, dividends and/or capital gains distributions made by SC-ASIA during the period are reinvested in Class I shares of SC-ASIA. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-ASIA's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-ASIA's Class I annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-ASIA also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-ASIA's Class I shares for the specific period (again reflecting changes in SC-ASIA's Class I share price and assuming reinvestment of Class I dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).


      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-ASIA's performance.


                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to the SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs and SC-US, SC-EURO, SC-SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION


      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                   PROSPECTUS

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603


      Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") is an investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-ASIA seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in countries in the Asia/Pacific region. Long-term, SC-ASIA's objective is to achieve top-quartile returns as compared with other mutual funds that invest in publicly-traded real estate companies organized principally in countries in the Asia/Pacific region, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to SC-ASIA and Security Capital Global Capital Management Group (Asia) Incorporated ("SCGCMG-Asia") serves as SC-ASIA's investment sub-adviser.



      By this Prospectus, SC-ASIA is offering Class R shares. Class R shares are offered directly through SC-REMFs, Security Capital Markets Group Incorporated, SC-ASIA's distributor ("Distributor"), and various financial intermediaries. SC-ASIA also offers Class I shares to investors whose minimum initial investment is $250,000. Class I shares have different expenses than Class R shares which would affect performance. Investors desiring to obtain information about SC-ASIA's Class I shares should call 1-888-SECURITY (toll free) or ask their sales representatives or the Distributor. This Prospectus provides you with information specific to the Class R shares of SC-ASIA. It contains information you should know before you invest in SC-ASIA.


      Investors are advised to read this Prospectus and retain it for future reference.



      This Prospectus sets forth concisely the information a prospective investor should know before investing in SC-ASIA. SC-REMFs offers other investment portfolios which are described in the prospectuses for Security Capital U.S. Real Estate Shares, Security Capital European Real Estate Shares and Security Capital Real Estate Arbitrage Shares. A Statement of Additional Information ("SAI") dated [________, 1998], containing additional and more detailed information about SC-ASIA has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling 1-888- SECURITY (toll free) or writing SC-ASIA's Sub-Administrator at:
[_______________].

This Prospectus is not an offer to sell nor a solicitation of an offer to buy in any state or jurisdiction where prohibited by law or to any firm or individual to whom it is unlawful to make such an offer.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                [ ________, 1998]

                                TABLE OF CONTENTS


                                                               Page
                                                               ----
Expenses...................................................    2

Description of  SC-ASIA....................................    4

Investment Objectives and Policies.........................    4

Investment Strategy........................................    5

Hedging and Other Portfolio Strategies.....................    6

Risk Factors...............................................    8

Non-Diversified Status & Portfolio Turnover................   10

Directors, Officers and Other Personnel....................   11

Investment Advisory Agreement and
Investment Sub-Advisory Agreement..........................   14

Administrator and Sub-Administrator........................   15

Distribution and Servicing Plan............................   15

Determination of Net Asset Value...........................   16

Purchase of Shares.........................................   16

Redemption of Shares.......................................   19

Dividends and Distributions................................   21

Taxation...................................................   21

Organization and Description of Capital Stock..............   22

Custodian and Transfer Agent...............................   23

Reports to Shareholders....................................   23

Performance Information....................................   23

Year 2000 Risks............................................   24

Additional Information.....................................   24

                                    EXPENSES

Shareholder Transaction Expenses

      Shareholder transaction expenses are direct charges which are incurred when shareholders buy or sell shares of SC-ASIA.

Annual SC-ASIA Operating Expenses


      The Class R shares of SC-ASIA pay for certain expenses attributable to Class R shares directly out of SC-ASIA's Class R assets. These expenses are related to management of SC-ASIA, administration and other services. For example, SC-ASIA pays an advisory fee and an administrative fee to SCGCMG. SC-ASIA also has other customary expenses for services such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. These operating expenses are subtracted from SC-ASIA's Class R assets to calculate SC-ASIA's Class R net asset value per share. In this manner, shareholders pay for these expenses indirectly.


      The following table is provided to help shareholders understand the direct expenses of investing in SC-ASIA and the portion of SC-ASIA's operating expenses that they might expect to bear indirectly. The numbers reflected below are based on SC-ASIA's projected expenses for its current fiscal period ending December 31, 1998, assuming that SC-ASIA's average annual net assets for such fiscal year are $50 million. The actual expenses in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of SC-ASIA's assets.

                                    Fee Table

Shareholder Transaction Expenses:
   Maximum sales charge on purchases and reinvested distributions ......   None
   Redemption fee (1) ..................................................   None
Annual SC-ASIA Operating Expenses (after expense waivers
and/or reimbursements, as a percentage of average net assets):
   Management fees......................................................   .95%
   12b-1 fees (2).......................................................   .25%
   Other expenses ......................................................   .50%
                                                                          -----
   Total SC-ASIA operating expenses (3) ................................  1.70%


(1) SC-ASIA's transfer agent charges a service fee of [$_______] for each wire redemption. In addition, the purchase or redemption of shares through a securities dealer that has not entered into a sales agreement with Security Capital Markets Group Incorporated, SC-ASIA's distributor ("Distributor"), may be subject to a transaction fee.
(2) SC-ASIA has adopted a Distribution and Service Plan for SC-ASIA Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, pursuant to which SC-ASIA pays the Distributor a fee for distribution-related services and services related to the maintenance of shareholder accounts at the annual rate of 0.25% of SC-ASIA's Class I average daily net assets. As a result, long-term Class R shareholders of SC-ASIA may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").
(3) SCGCMG has committed to waive fees and/or reimburse other expenses to maintain SC-ASIA's Class R total operating expenses, other than brokerage fees and commissions, taxes, interest and other extraordinary expenses, at no more than 1.70% of the value of SC-ASIA's Class R average daily net assets for the year ending December 31, 1998. SC-ASIA estimates that without such waiver and/or reimbursement, other expenses would be .50% and total fund operating expenses would be 1.70% of the value of SC-ASIA's Class R average daily net assets.

Examples

                                                                One     Three
                                                                Year    Years
                                                                ----    -----
A shareholder would bear the following expenses
on a $1,000 investment, assuming a five percent
annual return and operating expenses as outlined
in the fee table above .......................................  $17      $54





      The actual expenses in future years may be more or less than the numbers in the example, depending on a number of factors, including the actual value of SC-ASIA's assets.

                             DESCRIPTION OF SC-ASIA


      SC-ASIA is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), an open-end management investment company organized under Maryland law. SC-REMFs is comprised of four investment portfolios, SC-ASIA, Security Capital U.S. Real Estate Shares ("SC-US"), Security Capital European Real Estate Shares ("SC-EURO") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE").


      SC-ASIA issues two classes of shares, one of which, Class R shares, is offered by this prospectus. SC-ASIA also issues Class I shares to investors whose minimum initial investment is $250,000. Class R shares offer different services and incur different expenses than Class I shares, which would affect performance. See "Purchase of Shares" and "Organization and Description of Capital Stock."

                       INVESTMENT OBJECTIVES AND POLICIES


      SC-ASIA's investment objective is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly-traded real estate companies organized principally in countries in the Asia/Pacific region. For purposes of its investment objective, SC-ASIA considers the Asia/Pacific region to be comprised of all the countries in the region, including Hong Kong, Singapore, Japan, Australia, New Zealand, the Philippines, Malaysia, Indonesia, and Thailand. Long-term, SC-ASIA's objective is to achieve top-quartile results as compared to other mutual funds that invest in publicly-traded real estate companies organized principally in countries in the Asia/Pacific region, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and investment modeling techniques. SC-ASIA's investment objective is "fundamental" and cannot be changed without approval of a majority of its outstanding voting securities. None of SC-ASIA's policies, other than its investment objective and the investment restrictions described in the Statement of Additional Information, are fundamental; these non-fundamental policies may be changed by SC-ASIA's Board of Directors without shareholder approval. There can be no assurance that SC-ASIA's investment objective will be achieved.



      Under normal conditions, SC-ASIA will invest at least 65% of its assets in the equity securities of publicly-traded real estate companies located primarily in the more established markets of the Asia/Pacific region, including Hong Kong, Singapore, Japan, Australia and New Zealand. SC-ASIA may also invest in the equity securities of real estate companies located in the emerging markets of the Philippines, Thailand, and Malaysia and other markets that are open to foreign investment. Such equity securities will consist of (1) common stocks,
(2) rights or warrants to purchase common stocks, (3) securities convertible into common stocks where the conversion feature represents, in SCGCMG-Asia's view, a significant element of the security's value, and (4) preferred stocks. SC-ASIA will invest only in real estate companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and hotels or that have at least 50% of their assets invested in such real estate. SC-ASIA also may, in the future, invest in securities issued by real estate companies, organized primarily in nations in the Asia/Pacific region, that are controlled by Security Capital Group Incorporated and its affiliated persons. SC-ASIA will not make any investments in securities issued by real estate companies controlled by Security Capital Group Incorporated or its affiliated persons prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), without prior application to the Securities and Exchange Commission ("SEC") and SEC approval. Currently, neither Security Capital Group Incorporated nor its affiliates control real estate companies in Asia/Pacific region countries.



      SC-ASIA may, from time to time, invest in debt securities of issuers in the real estate industry. Debt securities purchased by SC-ASIA will be rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB Standard & Poors Corporation ("S&P") or, if not so rated, believed by SCGCMG-Asia to be of comparable quality, and may have an average weighted maturity of up to 30 years.

      When, in the judgment of SCGCMG or SCGCMG-Asia, market or general economic conditions justify a temporary defensive position, SC-ASIA will deviate from its investment objective and invest without limit in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper and other short-term corporate obligations, in each case rated Prime-1 by Moody's, or A or better by S&P or, if unrated, of comparable quality as determined by SCGCMG; and repurchase agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, SC-ASIA also may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; provided that SC-ASIA will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.



      SC-ASIA is subject to certain investment restrictions that are fundamental and, therefore, may not be changed without shareholder approval. Among other things, SC-ASIA will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. SCGCMG and SCGCMG-Asia will monitor the liquidity of such restricted securities under the supervision of SC-ASIA's Board of Directors. If SC-ASIA invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates, such securities will be treated as illiquid securities. SC-ASIA also may not invest directly in real estate. See SC-ASIA's Statement of Additional Information for further discussion of SC-ASIA's fundamental investment restrictions.


                               INVESTMENT STRATEGY

                     Real Estate Securities Industry Outlook


      SCGCMG believes that over the long term, the real estate industry in the Asia/Pacific region will experience strong growth driven by high economic growth rates based on strong demographic trends and trade expansion. The large and young population base as well as massive urbanization trends in the emerging Asia/Pacific region will create strong and sustainable demand for housing in major metropolitan areas. Economic growth in the region is expected to lead to strong demand in the commercial real estate sector as well. SCGCMG expects real estate markets in the Asia/pacific region to continue to follow the trend of higher levels of real estate securitization into the future. The combination of all these factors should create significant investment opportunities over the long term.


                A Research-Driven Top Down and Bottom Up Approach


      SC-ASIA seeks to achieve top-quartile returns by investing primarily in Asia/Pacific real estate operating companies which have the potential to deliver above-average growth. SCGCMG believes that these investment opportunities can only be identified through the integration of top down economic and real estate market research and bottom up operating company cash flow modeling.



      Top Down Economic and Real Estate Market Research. SCGCMG and SCGCMG-Asia are uniquely positioned to access meaningful, proprietary economic and real estate research collected at the country market, city sub-market and property-specific level. Non-U.S. country market research and analysis, which is provided to SCGCMG and SCGCMG-Asia by other operating professionals within the Security Capital affiliate company network, assists SCGCMG and SCGCMG-Asia in identifying attractive growth in country markets and real estate sectors. This research and analysis is instrumental to SCGCMG-Asia's ability to make investment decisions for SC-ASIA's portfolio and to identify country markets reaching a "marginal turning point." This country market research includes a comprehensive evaluation of real estate supply and demand factors such as population and economic trends, customer and industry needs, capital flows and building permit and construction data on a country market and city sub-market basis and by product type. Specifically, primary country market research evaluates normalized cash flow lease economics -- accounting for capital costs -- to determine whether the core economy of a country market is expected to improve, stabilize or decline. Only through disciplined real estate market research does SCGCMG-Asia believe it can identify country markets and/or city sub-markets, and thus, real estate operating companies, with potential for higher than average growth prospects.



      Bottom Up Real Estate Operating Company Cash Flow Modeling. SCGCMG and SCGCMG-Asia believe that analyzing the cash flow profile -- the quality and growth potential -- of a real estate company, both historically and prospectively, is another fundamental step toward identifying above-average growth opportunities. SCGCMG and SCGCMG-Asia believe that cash flow is helpful in understanding a real estate portfolio in that such calculation reflects cash flow from operations and the real estate's ability to support interest payments and general operating expenses before the impact of certain activities, such as gains or losses from sales of real estate and changes in accounts receivable and accounts payable. The real estate operating valuation models utilized by SCGCMG-Asia integrate real estate market research with analysis on specific real estate portfolios in order to establish an independent value of the underlying sources of a real estate company's cash flow. Certain models measure and compare the impact of specific factors on cash flow growth expectations. The data from all valuation models is ultimately integrated and reviewed in order to identify real estate operating companies with significant potential for growth.


                     HEDGING AND OTHER PORTFOLIO STRATEGIES

      SC-ASIA also may from time to time use certain of the investment techniques described below to achieve its objectives. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by SC-ASIA in some of the markets in which SC-ASIA will invest and SC-ASIA does not expect to use them extensively.

Repurchase Agreements. When SC-ASIA acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase amount which reflects an agreed-upon rate of return, and is not tied to the coupon rate on the underlying security.


Loans of Portfolio Securities. SC-ASIA may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. SC-ASIA may terminate the loans at any time and obtain the return of the securities loaned within five business days. SC-ASIA will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

Options on Securities and Stock Indices. In order to increase its return or to hedge all or a portion of its portfolio investments, SC-ASIA may write (i.e., sell) covered put and call options and purchase put and call options on securities or stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. SC-ASIA may write a call or put option only if the option is "covered." This means that so long as SC-ASIA is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if SC-ASIA maintains liquid assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of SC-ASIA. SC-ASIA will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.


Forward Foreign Currency Contracts. SC-ASIA may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to SC-ASIA from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specified currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. SC-ASIA will enter into forward contracts only under two circumstances. First, when SC-ASIA enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when SCGCMG believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, SC-ASIA may enter into a forward contract to sell or buy the amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of SC-ASIA's portfolio securities denominated in such foreign currency. The second investment practice is in general referred to as "cross-hedging." SC-ASIA's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are denominated.


Futures Contracts. For hedging purposes only, SC-ASIA may buy and sell financial futures contracts, stock and bond index futures contracts, and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


      When SC-ASIA enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when SC-ASIA enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies--Futures Contracts" in the Statement of Additional Information.


      SC-ASIA may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The value of the underlying securities on which futures will be written at any one time may not exceed 25% of the total assets of SC-ASIA.

Depositary Receipts. SC-ASIA may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Short Sales. To the extent permitted by other countries, SC-ASIA reserves the right to engage in short sale transactions in securities listed on one or more foreign or U.S. securities exchanges. Short selling involves the sale of borrowed securities. At the time a short sale is effected, SC-ASIA incurs an obligation to replace the security borrowed at whatever its price may be at the time that SC-ASIA purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, SC-ASIA is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. All short sales will be fully collateralized. SC-ASIA may also engage in short sales against the box, which involves selling a security SC-ASIA holds in its portfolio for delivery at a specified date in the future. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions. SC-ASIA will not engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-ASIA's net assets (taken at market value). See SC-ASIA's Statement of Additional Information for further discussion of short sales and short sales against the box.


                                  RISK FACTORS


      Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in SC-ASIA, nor can there be an assurance that SC-ASIA's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in SC-ASIA can decrease as well as increase depending on a variety of factors which may affect the values and income generated by SC-ASIA's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of SC-ASIA will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which SC-ASIA is invested may also be reflected in declines in the price of shares of SC-ASIA. Changes in currency valuations will also affect the price of shares of SC-ASIA. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by SC-ASIA generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by SCGCMG-Asia will not always be profitable or prove to have been correct. SC-ASIA is intended as an investment vehicle for those investors seeking long term capital growth and is not intended as a complete investment program.


Investment in Real Estate Securities. SC-ASIA will not invest in real estate directly, but only in securities issued by real estate companies. However, SC-ASIA may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

      Additionally, SC-ASIA could conceivably own real estate directly as a result of a default on debt securities that it owns. If SC-ASIA has rental income or income from the disposition of such real estate, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxation."

Foreign Securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. SC-ASIA may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

      Brokerage commissions, custodial services and other costs relating to investment in European countries are generally more expensive than in the U.S. European securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of SC-ASIA are uninvested and no return is earned thereon. The inability of SC-ASIA to make intended security purchases due to settlement problems could cause SC-ASIA to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to SC-ASIA due to subsequent declines in value of the portfolio security or, if SC-ASIA has entered into a contract to sell the security, could result in possible liability to the purchaser.

      In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which SC-ASIA may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.


      Certain risks associated with foreign securities are heightened for investments in countries in the Asia/Pacific region. Specifically, the currencies of certain of these countries have experience steady devaluations relative to the U.S. dollar and major adjustments have been made periodically in certain of such currencies. Moreover, recent currency devaluations in Pacific region countries have resulted in high interest rates and sharp reductions in economic activity, which have diminished prospects for short-term growth in corporate earnings.





      The economies of most Asia Pacific region countries are heavily dependent upon international trade and, therefore, are affected by protective trade barriers and the economic conditions of their trading partners, principally the U.S., Japan, China and the European Community. Thus, the enactment by the U.S. or other principal trading partners of protectionist trade legislation or the reduction of foreign investment in Asia/Pacific economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia/Pacific region countries and the value of SC-ASIA's investments in these markets. Also, few Asia/Pacific region countries have Western-style or fully democratic governments. During the course of the last 25 years, governments in the region have periodically been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. Such political upheaval also would negatively impact the value of SC-ASIA's investment in Asia/Pacific countries.



      On July 1, 1997, Hong Kong reverted to Chinese administration. The long-term effects of this reversion are not known at this time. However, SC-ASIA's investment in Hong Kong may now be subject to the same or similar risks as any investment in China. Investments in Hong Kong may be come subject to expropriation, nationalization or confiscation, in which case SC-ASIA could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a loss of investor confidence in Hong Kong's currency stock market and economy will ensue.



      SC-ASIA may invest in the equity securities of real estate companies in emerging market countries in the Asia/Pacific region. The risks associated with foreign investment described above, also may be intensified in emerging markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, trade difficulties and unemployment. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls and other protectionist measures imposed or negotiated by the countries in which they trade. There are also risks associated with the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of SC-EURO's investments in those countries.


      SC-ASIA usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when SC-ASIA converts assets from one currency to another.

Repurchase Agreements. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, SC-ASIA may experience delay or difficulty in exercising its rights under the security and may incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.

Borrowing. SC-ASIA may borrow to the extent permitted above. Borrowing may exaggerate the effect on SC-ASIA's net asset value of any increase or decrease in the value of SC-ASIA's portfolio securities. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


Futures and Options. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any future or options contract may not be available when a futures position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in SC-ASIA's portfolio. Successful use of futures or options contracts is further dependent on SCGCMG-Asia's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations.


Depositary Receipts. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of SC-ASIA's investment policies, SC-ASIA's investment in Depositary Receipts will be deemed to be investments in the underlying securities.


Other Risks. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the Statement of Additional Information.



                  NON-DIVERSIFIED STATUS AND PORTFOLIO TURNOVER


      SC-ASIA intends to operate as a "non-diversified" investment company under the 1940 Act, which means SC-ASIA is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, SC-ASIA intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve SC-ASIA of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To qualify as a regulated investment company, among other requirements, SC-ASIA will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of SC-ASIA's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and SC-ASIA will not own more than 10% of the outstanding voting securities of a single issuer. SC-ASIA's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because SC-ASIA, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in SC-ASIA may present greater risk to an investor than an investment in a diversified company.


      SC-ASIA anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when SCGCMG deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by SC-ASIA are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by SC-ASIA. High portfolio turnover may result in the realization of net short-term capital gains by SC-ASIA which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


                     DIRECTORS, OFFICERS AND OTHER PERSONNEL


      The overall management of the business and affairs of SC-ASIA is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to SC-ASIA, including SC-REMFs's agreements with SCGCMG, its custodian and transfer agent. The management of SC-ASIA's day-to-day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, and SCGCMG, subject always to the investment objectives and policies of SC-ASIA and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs's Articles of Incorporation. The Directors and officers of SC-REMFs and their principal occupations are set forth below.





     Anthony R.  Manno Jr.          Chairman of the Board of Directors, Managing
                                    Director and President of SC- REMFs.
                                    Managing Director and President of SCGCMG since March 1994, where he is responsible for overseeing all investment and capital allocation matters for SCGCMG's public market securities activities and is also responsible for company and industry analysis, market strategy and trading and reporting. Mr. Manno was a member of the Investment Committee of Security Capital
                                    Group Incorporated from March 1994 to June
                                    1996. Prior to joining Security Capital, Mr.
                                    Manno was a Managing Director of LaSalle
                                    Partners Limited from March 1980 to March
                                    1994. Mr. Manno received his M.B.A. from the University of Chicago Graduate School of
                                    Business, an M.A. and a B.A. from
                                    Northwestern University and is a Certified
                                    Public Accountant.



     Robert H.  Abrams              Director of SC-REMFs. Director of the
                                    Program in Real Estate at Cornell
                                    University. Founder of Colliers ABR, Inc.
                                    (formerly Abrams Benisch Riker Inc.), a
                                    property management firm. Mr. Abrams was Principal of Colliers ABR, Inc. from 1978 to
                                    1992 and since 1992, has served as a
                                    Consultant. From 1959 to 1978 Mr. Abrams was
                                    Executive Vice President and Director of
                                    Cross and Brown Company. Mr. Abrams also serves as Trustee Emeritus and Presidential
                                    Counselor of his alma mater, Cornell
                                    University. Mr. Abrams received his M.B.A.
                                    from Harvard University and his B.A. from Cornell University.



     Stephen F.  Kasbeer            Director of SC-REMFs. Retired; Senior Vice
                                    President for Administration and Treasurer of Loyola University, Chicago from 1981 to
                                    July 1994, where he was
                                    responsible for administration, investment, real estate and treasurer functions. At
                                    Loyola University, he also served as Chief
                                    Investment Officer, was Chairman of the
                                    Operations Committee, was a member of the Investment and Finance Committees of the Board of Trustees and was President and a Director of the Loyola Management Company.
                                    Currently, Mr. Kasbeer serves as a Director of Endowment Realty Inc. and Endowment
                                    Realty II and as a Member of the Investment
                                    Committee University of San Diego. Mr.
                                    Kasbeer also serves as Trustee, Treasurer and Chairman of the Investment and Finance
                                    Committees of Santa Fe Preparatory School and as Trustee and Chairman of the Santa Fe
                                    Preparatory School Combined Permanent
                                    Endowment Fund Trust. Mr. Kasbeer received his J.D. from John Marshall Law School and his M.A. and B.S. from Northwestern
                                    University.


     George F.  Keane               Director of SC-REMFs. Chairman of the Board
                                    of Trigen Energy Corporation since 1994. As founding chief executive of The Common Fund in 1971 and Endowment Realty Investors in
                                    1988, Mr. Keane for many years headed an investment management service for colleges, universities and independent schools that managed $15 billion for 1,200 educational institutions when he became President
                                    Emeritus of the Common Fund in 1993. He has served as a member of the Investment
                                    Advisory Committee of the $75 billion New
                                    York State Common Retirement Fund since
                                    1982. He has been a Director of the RCB
                                    Trust Company since 1991, a Trustee of the Nicholas Applegate Investment Trust since
                                    1993, and a Director of the Bramwell Funds since 1994. He is also a Director of Universal Stainless & Alloy Products, Global
                                    Pharmaceutical Corporation, United Water
                                    Resources and United Properties Group, Gulf
                                    Resources Corporation, and the Universal
                                    Bond Fund, and is an advisor to Associated
                                    Energy Managers. Mr. Keane also serves as a Trustee of his alma mater, Fairfield
                                    University where he received his B.A., and as a Director and Chairman of the Investment
                                    Committee of the United Negro College Fund.
                                    Mr. Keane holds honorary degrees from Loyola
                                    University, Chicago, Illinois and Lawrence
                                    University, Appleton, Wisconsin.




     John H.  Gardner, Jr.          Director of SC-REMFs. Managing Director of
                                    Security Capital (US) Management since July,
                                    1997. Prior thereto, the REIT Manager for
                                    Security Capital Pacific Trust ("PTR") from
                                    February 1995 to June 1997 and Senior Vice
                                    President of Security Capital Atlantic
                                    Incorporated ("ATLANTIC"), PTR and the PTR
                                    REIT Manager from September 1994 to June
                                    1997 where he had overall responsibility for asset management and multifamily dispositions. Prior to joining Security
                                    Capital, Mr. Gardner was with Copley Real
                                    Estate Advisors as a Managing Director and
                                    Principal responsible for portfolio
                                    management from January 1991 to September
                                    1994 and as a Vice President and Principal of asset management from December 1984 to December 1990. From July 1977 to November
                                    1984, Mr. Gardner was a Real Estate Manager with the John Hancock Companies. Mr. Gardner received his M.S. from Bentley College and his B.S. from Stonehill College.





     Kenneth D.  Statz              Managing Director of SC-REMFs. Managing
                                    Director of SCGCMG since November 1997 where he is responsible for the development and implementation of portfolio investment strategy. Prior thereto, Senior Vice
                                    President of SCGCMG from July 1996 to
                                    October 1997 and Vice President from May
                                    1995 to June 1996. Prior to joining Security
                                    Capital, Mr. Statz was a Vice President and
                                    Senior REIT Analyst in the investment
                                    research department of Goldman, Sachs & Co., from February 1993 to January 1995, concentrating on research and underwriting for the REIT industry. Prior thereto, Mr.
                                    Statz was a real estate stock portfolio
                                    manager and a managing director of
                                    Chancellor Capital Management from August
                                    1982 to

                                    February 1992. Mr. Statz received his M.B.A.
                                    and B.B.A. from the University of Wisconsin, Madison.



     Kevin W.  Bedell               Senior Vice President of SC-REMFs. Senior
                                    Vice President of SCGCMG since November 1997 and Vice President since July 1996, where he is responsible for directing the activities of the industry/company securities research group and providing in-depth proprietary research on publicly traded companies with office and industrial sectors. Prior to joining SCGCMG, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager responsible for the strategic, operational and financial management of a private REIT with commercial real estate investments of $800 million. Mr. Bedell received his M.B.A.
                                    from the University of Chicago and his B.A.
                                    from Kenyon College.





     Jeffrey C.  Nellessen          Vice President, Secretary and Treasurer of
                                    SC-REMFs. Vice President and Controller of
                                    SCGCMG since March 1997. Prior thereto, from
                                    June 1988 to March 1997, he was Controller,
                                    Manager of Client Administration and
                                    Compliance Officer at Strong Capital
                                    Management, Inc. Mr. Nellessen is a
                                    Certified Public Accountant, Certified
                                    Management Accountant and a Certified
                                    Financial Planner. He received his B.B.A.
                                    from the University of Wisconsin, Madison.





SCGCMG



      Security Capital Global Capital Management Group Incorporated ("SCGCMG"), with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, has been retained to provide investment advice, and, in general, to conduct the management and investment program of SC-ASIA under the overall supervision and control of the Directors of SC-ASIA.



      SCGCMG was formed in March 1994, and is registered as an investment adviser with the SEC. SCGCMG's principal officers include Anthony R. Manno, Jr., Managing Director and President, John H. Gardner, Jr., Managing Director, Kenneth D. Statz, Managing Director and Kevin W. Bedell, Senior Vice President. Messrs. Manno and Gardener are responsible for overseeing the portfolio management activities of SCGCMG-Asia. SCGCMG is a wholly-owned subsidiary of Security Capital Group Incorporated, a real estate research, investment and management company.



SCGCMG-Asia



      Security Capital Global Capital Management Group (Asia) Incorporated, with offices located at Level 9, AIG Building, 1-1-3 Marunouchi, Chiyoda-ku, Tokyo 100, Japan, provides portfolio management services to SC-ASIA pursuant to an investment sub-advisory agreement with SCGCMG. SCGCMG-Asia, a wholly-owned subsidiary of SCGCMG, was formed on May 11, 1998 under Delaware law and is registered as an investment adviser with the SEC. The principal officers of SCGCMG-Asia and their principal occupations are set forth below.



     Michelle H. Lord               Vice President of SCGCMG-Asia since May,
                                    1998. Previously, Vice President of SCGCMG from November 1997 to April 1998, where she conducted real estate securities analysis in the Asia/Pacific region for the firm. Prior to that, Ms. Lord was with Security Capital
                                    Industrial Trust from September 1996 to
                                    October 1997, where she was responsible for research on special investment opportunities and prior thereto, working on special assignments under Security Capital Group
                                    Incorporated Managing Directors from August
                                    1995 to August 1996. Prior to joining
                                    Security Capital, Ms. Lord was with Societe
                                    Generale Securities, (North Pacific) in
                                    Tokyo from June 1994 to August 1994, where she was a member of the Japanese

                                    Government Bond futures and options
                                    brokerage desk and Merrill Lynch, Pierce, Fenner & Smith from September 1992 to September 1993. Previously, Ms. Lord was a currency trader with Asahi Bank in Tokyo. Ms. Lord received her M.B.A. from the University of Chicago Graduate School of Business and her B.A. from Smith College.



     Michael C. Montelibano         Vice President of SCGCMG-Asia since May,
                                    1998. Previously, Vice President of SCGCMG from January 1998 to April 1998, where he conducted real estate securities analysis in the Asia/Pacific region for the firm. Prior to that, Mr. Montelibano worked on special assignments under Security Capital Group
                                    Incorporated Managing Directors from June
                                    1995 to December 1996. Prior to joining
                                    Security Capital, Mr. Montelibano was a
                                    consultant for Ayala Land, Incorporated in the Philippines from July 1994 to August
                                    1994 where he conducted financial analyses of office and residential development projects, and for Bank of America in Malaysia from June 1994 to July 1994 where he conducted market research studies on retail banking. Previously, Mr. Montelibano was a senior consultant with Andersen
                                    Consulting from January 1990 to August 1993, where he focused on the telecommunications and financial sectors. Mr. Montelibano received his M.B.A. from the University of California, Berkeley and his B.S. in Mechanical Engineering from the University of California, San Diego.



      The SC-ASIA Portfolio Management Committee, which is comprised of SC-REMFs and SCGCMG-Asia officers, is responsible for the construction of SC-ASIA's portfolio.



                        INVESTMENT ADVISORY AGREEMENT AND
                        INVESTMENT SUB-ADVISORY AGREEMENT



      Pursuant to an investment advisory agreement (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program for SC-ASIA's portfolio, subject to the general supervision of SC-REMFs's Board of Directors. SCGCMG also provides persons satisfactory to the Directors of SC-REMFs to serve as officers of SC-REMFs. Such officers, as well as certain other employees and Directors of SC-REMFs, may be directors, officers, or employees of SCGCMG.



      Under the Advisory Agreement, SC-ASIA Class I shares pay SCGCMG, monthly, an annual management fee in an amount equal to .95% of SC-ASIA's Class I average daily net asset value. Under a separate agreement SCGCMG has committed to waive fees and/or reimburse expenses to maintain SC-ASIA's Class I total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.55% of the value of SC-ASIA's average daily net assets for the year ending December 31, 1998.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, SC-ASIA Class I shares pay certain other costs of operations including (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG, (c) clerical, accounting and other office costs, (d) costs of printing SC-ASIA's prospectus for existing shareholders and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, and (i) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of SC-ASIA shares pays the portion of SC-ASIA expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.

      SCGCMG has entered into an investment sub-advisory agreement with SCGCMG-Asia ("Sub-Advisory Agreement") pursuant to which SCGCMG-Asia provides various portfolio management and investment advisory services to SC-ASIA. In connection with the management of SC-ASIA's portfolio, SCGCMG-Asia may select brokers and dealers to execute purchase and sale orders for SC-ASIA's portfolio transactions. Under the Sub-Advisory Agreement, SCGCMG pays SCGCMG-Asia a monthly management fee based on its costs (including payroll, rent and other directly allocable costs and expenses) plus a mark-up of 10%. The fee is the sole obligation of SCGCMG and not SC-ASIA.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR


      SCGCMG has also entered into a fund accounting and administration agreement with SC-REMFs (the "Administration Agreement") under which SCGCMG performs certain administrative functions for SC-ASIA, including (i) providing office space, telephone, office equipment and supplies for SC-REMFs; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-ASIA;
(iv) supervising preparation of the periodic updating of SC-ASIA's Prospectus and Statement of Additional Information for existing shareholders; (v) supervising preparation of semi-annual reports to SC-ASIA's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of SC-ASIA's investment portfolio and the publication of the net asset value of SC-ASIA's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-ASIA, including the custodian ("Custodian"), transfer agent ("Transfer Agent") and printers; (viii) providing trading desk facilities for SC-ASIA; (ix) maintaining books and records for SC-ASIA (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than SC-ASIA's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain [_______] (the "Sub-Administrator") as sub-administrator under a service agreement ("Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining SC-ASIA's net asset value and preparing such figures for publication, maintaining certain of SC-ASIA's books and records that are not maintained by SCGCMG, or the Custodian, preparing financial information for SC-ASIA's income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of [______%]. The Sub-Administrator also serves as SC-ASIA's Custodian and Transfer Agent. See "Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to SC-ASIA under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from SC-REMFs at the annual rate of 0.2% of the value of the average daily net assets of the Fund.


                         DISTRIBUTION AND SERVICING PLAN


      The Board of Directors of SC-REMFs have adopted a Distribution and Servicing Plan ("Plan") with respect to SC-ASIA's Class R shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, SC-ASIA pays the Distributor a monthly fee equal to, on an annual basis, .25% of the value of SC-ASIA's average daily net assets for Class R shares.

      The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of Class R shares and for providing certain services to Class R shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. SC-ASIA understands that these third parties may also charge fees to their clients who are beneficial owners of SC-ASIA Class R shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.


      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) who are beneficial owners of SC-ASIA Class RI shares. Such Agreements may be governed by the Plan.



      The Distributor, with offices located at 11 South LaSalle Street, Chicago, Illinois 60603, is an affiliate of SCGCMG. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which the Distributor and third parties may be compensated under the Plan. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Directors.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of SC-ASIA's Class R shares is determined as of the scheduled closing time of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by adding the market value of all securities in SC-ASIA's portfolio and other assets represented by Class R shares, subtracting liabilities incurred or accrued allocable to Class R shares, and dividing by the total number of SC-ASIA's Class R shares then outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or quoted on a quotation system of a national securities association is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of SC-ASIA's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Directors. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Foreign securities that are not traded on an exchange, securities for which market quotations are not readily available and other assets are valued at fair value as determined by SC-ASIA's management and approved in good faith by the Board of Directors.

                               PURCHASE OF SHARES


      SC-ASIA Class R shares may be purchased through [__________], SC-ASIA's transfer agent ("Transfer Agent") and various financial intermediaries that have entered into a sales agreement with the Distributor.


      Orders for shares of SC-ASIA will become effective at the net asset value per share next determined after the receipt of payment. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase transaction will be sent to you promptly following each transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent. Investors must specify that Class R shares are being purchased.

      If you choose a securities dealer that has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place an order for the purchase of SC-ASIA shares. Such dealer may charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      By investing in SC-ASIA, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. All fractional shares will be held in book entry form. Please note that is more complicated to redeem shares held in certificate form.

Initial Investment

      The minimum initial investment is $2,500. For individual retirement account and employee benefit plans qualified under Section 401, 403(b)(7) or 457 of the Code as well as UGMA or UTMA accounts the minimum initial investment is $1,000. For investors using the Automatic Investment Plan (described below) the minimum initial investment is $250. These minimums can be changed or waived by SC-ASIA at any time. Shareholders will be give at least 30 days notice of any increase in the minimum dollar amount of subsequent investments.

      Class R shares may be purchased by check or money order drawn on a U.S. bank, savings and loan, or credit union by wire transfer. The enclosed application must be completed and accompanied by payment in U.S. funds to open an account. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value. Note that all applications to purchase shares are subject to acceptance by SC-ASIA and are not binding until so accepted. SC-ASIA reserves the right to decline to accept a purchase order application in whole or in part.

Mail

      The following instructions should be used when mailing a check or money order payable to "Security Capital Real Estate Mutual Funds Incorporated, payable to "Security Capital Asia/Pacific Real Estate Shares," via U.S. mail to the Distributor, a securities dealer or the Transfer Agent:


      Via U.S. Mail                           Via Overnight Courier
      Security Capital Asia/Pacific Real      Security Capital Asia/Pacific Real
       Estate Shares                           Estate Shares
      [To be filed by amendment]              [To be filed by amendment]


      SC-REMFs does not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of purchase applications does not constitute receipt by the Transfer Agent or SC-REMFs. Do not mail letters by overnight courier to the post office box.

      Please note that if your check does not clear, a service charge of $20 will be charged and you will be responsible for any losses suffered by SC-ASIA as a result.

Wire Purchases

      Class R shares may be purchased by wire only through the Transfer Agent. The following instructions should be used when wiring funds to the Transfer Agent for the purchase of shares:

Wire to:            [To be filed by amendment]



Credit:             [To be filed by amendment]


Further Credit:     Security Capital Asia/Pacific Real Estate Shares
                    (shareholder account number)
                    (shareholder name/account registration)

      Please call 1-800-699-4594 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. SC-ASIA and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

      The Automatic Investment Plan allows regular, systematic investments in SC-ASIA Class R shares from a bank checking or NOW account. SC-ASIA will reduce the minimum initial investment to $250 if a shareholder elects to use the Automatic Investment Plan. To establish the Automatic Investment Plan, an investor should complete the appropriate section in SC-ASIA's application and an existing SC-ASIA shareholder should call 1-888-SECURITY (toll free) for an automatic investment plan form. The Automatic Investment Plan can be set up with any financial institution that is a member of the ACH. Under certain circumstances (such as discontinuation of the Automatic Investment Plan before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), SC-ASIA reserves the right to close such account. Prior to closing any account for failure to reach the minimum initial investment, SC-ASIA will give a shareholder written notice and 60 days in which to reinstate the Automatic Investment Plan or otherwise reach the minimum initial investment. A shareholder should consider his or her financial ability to continue in the Automatic Investment Plan until the minimum initial investment amount is met because SC-ASIA has the right to close such account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

      Under the Automatic Investment Plan, a shareholder may choose to make investments on the day of his or her choosing (or the next business day thereafter) in amounts of $250 or more. There is no service fee for participating in the Automatic Investment Plan. However, a service fee of $20.00 will be deducted from a shareholder's SC-ASIA account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying SC-ASIA in writing or by telephone to terminate the plan, a shareholder closes his or her bank account or in any manner prevent withdrawal of funds from the designated bank checking or NOW account.

      The Automatic Investment Plan is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, a shareholder will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, a shareholder should consider his or her financial ability to continue the program through periods of low share price levels.

Subsequent Investments


      Additional investments must be at least $500 and may be made by mail, wire or by telephone. When making an additional purchase by mail, a check payable to "Security Capital U.S. Real Estate Shares" along with the Additional Investment Form provided on the lower portion of a shareholder's account statement must be enclosed. To make an additional purchase by wire, a shareholder may call 1-800-699-4594 (toll free) for complete wiring instructions.


      You may purchase additional shares by moving money from your bank account to your SC-ASIA account by telephone. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. In order for shares to be purchased at the net asset value determined as of the close of regular trading on a give date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System, before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Class R shares.

Exchange Feature


      Class R shares of SC-ASIA may be exchanged for Class R shares of SC-US, SC-ASIA and SC-ARBITRAGE. Exchanges of Class R shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required. However, you may not exchange your investment in shares of SC-US, SC-EURO, SC-ASIA or SC-ARBITRAGE more than four times in any twelve-month period (including the initial exchange of your investment during that period).


Class I Shares

      SC-ASIA also issues Class I shares which offer different services and incur different expenses which would affect performance. Investors may call the Distributor at 1-800-699-4594 (toll free) to obtain additional information.

                              REDEMPTION OF SHARES

      You may request redemption of part or all of your Class R shares at any time by telephone or by mail. The redemption of shares will be at the next determined net asset value. See "Determination of Net Asset Value." SC-ASIA normally will mail the redemption proceeds to you on the next business day and, in any event, no later than seven business days after the receipt of a redemption request in good order. However, when a purchase has been made by check, SC-ASIA may hold payment on redemption proceeds until it reasonably satisfied that the check has cleared, which may take up to twelve days.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by SC-ASIA of the Broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions. See "Determination of Net Asset Value."

      Redemption requests must be signed exactly as the shares are registered including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. If the Class R shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Firstar Trust Company together with a redemption request. The following instructions should be used for the redemption of shares by mail, by wire and by telephone:

Mail and Wire

      For most redemption requests you need only furnish a written, unconditional request to redeem your Class R shares (for a fixed dollar amount) at net asset value to Security Capital Asia/Pacific Real Estate Shares:


      Via U.S. Mail                           Via Overnight Courier
      Security Capital Asia/Pacific Real      Security Capital Asia/Pacific Real
       Estate Shares                           Estate Shares
      [To be filed by amendment]              [To be filed by amendment]


      Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges as $12.00 service fee for wire redemptions.

      Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. SC-REMFs does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or by SC-ASIA. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone

      You may redeem shares by telephone by calling the Transfer Agent at [_____________]. In order to utilize this procedure, you must have previously elected this option in writing, which election will be reflected in the Transfer Agent's records and the redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Transfer Agent. See "Signature Guarantees" below. To change that address, you may call or submit a written request to the Transfer Agent. No telephone redemptions will be allowed within 15 days of such a change. SC-ASIA reserves the right to limit the number of telephone redemptions by a shareholder. Once made, telephone redemption requests may not be modified or canceled.

      The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, SC-ASIA will not be liable for any loss, cost or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption. SC-ASIA reserves the right to refuse a telephone redemption request if so advised.

Signature Guarantees

      Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address of record; (iii) any redemption request if a change of address request has been received by SC-ASIA or Transfer Agent within the last 15 days and (iv) any redemption request involving $100,000 or more. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others.

Other Redemption Information

      Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the redemption check for such proceeds has cleared.

      SC-ASIA may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, or (ii) an emergency, as defined by rules adopted by the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of SC-ASIA not reasonably practicable.

      The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

      A shareholder's account may be terminated by SC-ASIA in not less than 30 days' notice if, at the time of any redemption of Class R shares in his or her account, the value of the remaining shares in the account falls below $2,500 ($1,000 in the case of individual retirement accounts and employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Code). Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption. However, if a shareholder is affected by the exercise of this right, he or she will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                           DIVIDENDS AND DISTRIBUTIONS

      Dividends from SC-ASIA's investment income will be declared and distributed quarterly. SC-ASIA intends to distribute net realized capital gains, if any, at least annually, although SC-ASIA's Board of Directors may in the future determine to retain net realized capital gains and not distribute them to shareholders.


      Dividends and distributions will automatically be reinvested into full and fractional shares of SC-ASIA based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have dividends or distributions paid in cash. SC-ASIA will send shareholders a statement reflecting each dividend and distribution. In addition, after the end of each calendar year, SC-ASIA will send shareholders a statement showing the amount and tax characterization of all dividends and distributions paid during the previous year. In accordance with the Taxpayer Relief Act of 1997, SC-ASIA will indicate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. For information concerning the tax treatment of SC-ASIA's distribution policies for SC-ASIA and its shareholders, see "Taxation."


                                    TAXATION

      The following discussion is intended for general information only. Shareholders should consult with their own tax advisers as to the tax consequences of an investment in SC-ASIA, including the status of distributions under applicable state or local law.

Federal Income Taxes

      SC-ASIA intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that SC-ASIA distributes its taxable income and net capital gains to its shareholders, qualification as a regulated investment company relieves SC-ASIA of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by SC-ASIA. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in SC-ASIA at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of SC-ASIA is financed with indebtedness.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by SC-ASIA to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

      Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by SC-ASIA during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

      Any dividend or distribution received by a shareholder on shares of SC-ASIA will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      A dividend or capital gains distribution with respect to shares of SC-ASIA held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan, except to the extent the shares are debt-financed within the meaning of Section 514 of the Code. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      SC-ASIA will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to SC-ASIA, or the Secretary of the Treasury notifies SC-ASIA that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


      Further information relating to tax consequences is contained in the Statement of Additional Information.


State and Local Taxes

      SC-ASIA distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in SC-ASIA.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-REMFs's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE, each with two classes of shares: Class I shares and Class R shares. Class I shares offer different services to shareholders and incur different expenses than Class R shares. Each class pays its proportionate share of SC-REMFs's expenses.



      All classes of each series of SC-REMFs's shares have equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any class of any series of SC-REMFs's shares. All SC-REMFs shares, when duly issued, are fully paid and nonassessable. The rights of the holders of SC-ASIA's Class R shares may not be modified except by the vote of a majority of the holders of all SC-ASIA's Class R shares outstanding. SC-ASIA's Class R shareholders have exclusive voting rights with respect to matters relating solely to SC-ASIA's Class R shares. SC-ASIA's Class R shareholders vote separately from SC-ASIA's Class I shareholders and SC-US's, SC-EURO's and SC-ARBITRAGE's Class I and Class R shareholders on matters in which the interests of SC-ASIA's Class R shareholders differ from the interests of SC-ASIA's Class I shareholders and SC-US's, SC-EURO's and SC-ARBITRAGE's Class I and Class R shareholders.

      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and, as of May 31, 1998, SC REALTY Incorporated owned [______%] of the issued and outstanding shares of SC-US, which means that SC REALTY Incorporated controls SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling interest in SC-US, SC-EURO, SC-ASIA, SC-ARBITRAGE and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE will adversely effect the rights of future shareholders.


                          CUSTODIAN AND TRANSFER AGENT

      [________________], which has its principal business address at [________________], has been retained to act as Custodian of SC-ASIA's investments. [________________], which has its principal business address at [________________], has been retained to serve as SC-ASIA's Transfer Agent. Neither [________________] nor [________________] have any part in deciding
SC-ASIA's investment policies or which securities are to be purchased or sold for SC-ASIA's portfolio.

                             REPORTS TO SHAREHOLDERS

      The fiscal year of SC-ASIA ends on December 31 of each year. SC-ASIA will send to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by SC-ASIA's independent accountants, will be sent to shareholders each year. Please call 1-888-SECURITY (toll free) for a copy of the most recent semi-annual report.

                             PERFORMANCE INFORMATION

      From time to time, SC-ASIA may advertise its "average annual total return" of the Class R shares over various periods of time. This total return figure shows the average percentage change in value of an investment in SC-ASIA Class R shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of SC-ASIA's Class R shares and assumes that any income, dividends and/or capital gains distributions made by SC-ASIA during the period are reinvested in Class R shares of SC-ASIA. Figures will be given for recent one-, five-and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of SC-ASIA's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that SC-ASIA's Class R annual total return for any one year in the period might have been greater or less than the average for the entire period. SC-ASIA also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in SC-ASIA's Class R shares for the specific period (again reflecting changes in SC-ASIA's Class R share price and assuming reinvestment of Class R dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).


      It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine SC-ASIA's performance.

                                 YEAR 2000 RISKS


      Like investment companies, financial and business organizations around the world, SC-REMFs could be adversely affected if the computer systems used by the SC-REMFs, other service providers and entities with computer systems that are linked to the SC-REMFs's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." SC-REMFs is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of SC-REMFs major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on SC-REMFs and SC-US, SC-EURO, SC-ASIA and SC-ARBITRAGE.


                             ADDITIONAL INFORMATION


      Any shareholder inquiries may be directed to SC-REMFs at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the Statement of Additional Information which is incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by SC-REMFs with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or may be obtained from the SEC's worldwide web site at http://www.sec.gov.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                      LOGO

                             11 South LaSalle Street
                             Chicago, Illinois 60603

                       STATEMENT OF ADDITIONAL INFORMATION


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    Security Capital U.S. Real Estate Shares
                  Security Capital European Real Estate Shares
                Security Capital Asia/Pacific Real Estate Shares
                  Security Capital Real Estate Arbitrage Shares


                                                      [__________________, 1998]


      Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs") is an open-end management investment company organized under Maryland law with four investment portfolios ("Funds"): Security Capital U.S.Real Estate Shares ("SC-US"), Security Capital European Real Estate Shares ("SC-EURO"), Security Capital Asia/Pacific Real Estate Shares ("SC-ASIA") and Security Capital Real Estate Arbitrage Shares ("SC-ARBITRAGE"). Security Capital Global Capital Management Group Incorporated ("SCGCMG") serves as both investment adviser and administrator to the Funds. Security Capital Global Capital Management Group (Europe) S.A. ("SCGCMG-Europe") serves as investment sub-adviser to SC-EURO and Security Capital Global Capital Management Group (Asia) Incorporated ("SCGCMG-Asia") serves as investment sub-adviser to SC-ASIA.



      This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus of SC-US, SC-EURO, SC-ASIA, and/or SC-ARBITRAGE dated [___________, 1998] (each, a "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in a Prospectus and should be read in conjunction with the applicable Prospectus, additional copies of which may be obtained without charge by writing or calling [__________].


                                Table of Contents


                                                                           Page
                                                                           ----
      Investment Objective and Policies .................................     2
      Investment Restrictions ...........................................    27
      Management of SC-REMFs ............................................    30
      Distribution and Servicing Plans ..................................    40
      Other Distribution and/or Servicing Arrangements ..................    41
      Determination of Net Asset Value ..................................    42
      Redemption of Shares ..............................................    42
      Portfolio Transactions and Brokerage ..............................    43
      Taxation ..........................................................    43
      Organization and Description of Capital Stock .....................    48
      Distributor .......................................................    49
      Custodian and Transfer and Dividend Disbursing Agent ..............    50
      Performance Information ...........................................    50
      Counsel and Independent Accountants ...............................    51
      Financial Statements ..............................................    51

                        INVESTMENT OBJECTIVE AND POLICIES


      The following discussion of the investment objectives and policies of the Funds supplements, and should be read in conjunction with, the information regarding the each Fund's investment objectives and policies set forth in the Fund's Prospectus. This discussion includes supplemental information regarding investments and investment strategies that the Funds may use and the risks they entail. Certain of these may not be available to all Funds. Except as otherwise provided below under "Investment Restrictions," the Funds' investment policies are not fundamental and may be changed by SC-REMFs's Board of Directors without the approval of the shareholders; however, a Fund will not change its investment policies without written notice to shareholders.


Illiquid Securities

      A Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven business days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      If a Fund invests in securities issued by a real estate company that is controlled by Security Capital Group Incorporated or any of its affiliates (a "Security Capital controlled real estate company"), the Fund may be considered an affiliate of the issuer of such securities thus limiting the Fund's ability to resell them. If such netting results in a profit to Security Capital Group Incorporated or any of its affiliates (including the Funds), Security Capital Group Incorporated or its affiliates, as the case may be, will be required to disgorge such "profits" to the issuer of such securities. In addition, because more than 5% of the voting securities of each Fund is owned by SC REALTY Incorporated, a wholly-owned subsidiary of Security Capital Group Incorporated, and SCGCMG, the Fund's investment adviser, is an indirect wholly-owned subsidiary of Security Capital Group Incorporated, each Fund is an affiliated person of Security Capital Group Incorporated under the 1940 Act and, a Fund's purchases and sales of securities issued by a Security Capital controlled real estate company could raise issues under Section 17(d) of the 1940 Act. Depending upon the timing of purchases and sales of securities of such an issuer by Security Capital Group Incorporated and its affiliates, in order to avoid Security Capital Group Incorporated or its affiliates (including a Fund) having to disgorge "profits" to the issuer of such securities, or in order to avoid violations of Section 17(d) of the 1940 Act, a Fund may not be able to purchase or sell securities of a Security Capital Group Incorporated controlled real estate company, even when it might otherwise be advantageous for the Fund to do so. As a result, the Funds will treat such securities as illiquid securities.


      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers.

      SCGCMG will monitor the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Directors. In reaching liquidity decisions, SCGCMG will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades
(e g , the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



Convertible Securities



      Each Fund may invest in convertible securities, that is, bonds, notes debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.



      The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extend as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.



      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.



      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero Coupon Bonds



      Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.



      The discount on zero coupon securities ("original issue discount") must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements.



      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.


Lower-Rated Debt Securities

      SC-ARBITRAGE may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")). See Appendix A for a description of these ratings. SC-ARBITRAGE does not intend, under current circumstances, purchase such securities if, as a result, more than 35% of the Fund's assets would be invested in securities rated below BB or Ba.

      The lower ratings of certain securities that may be held by SC-ARBITRAGE reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximately the values the Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.


      Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of the Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the fund's net asset value. SC-ARBITRAGE will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although SCGCMG will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.


      Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which SC-ARBITRAGE may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.


      Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a SC-ARBITRAGE could find it more difficult to sell lower-rated securities when SCGCMG believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing SC-ARBITRAGE's net asset value. In order to enforce its rights in the event of a default under such securities, SC-ARBITRAGE may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.


      Certain securities held by SC-ARBITRAGE may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by AG during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Equity-Linked Securities

      SC-ARBITRAGE may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities. There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities.

      Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, the Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, the Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

      The principal amount that Equity-Linked Securities ("ELKS") holder receive at maturity is based on the price of the underlying common stock. If the common stock is trading at a price that is at or below the cap, the Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, the Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

      The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, the Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYONs plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYONs issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

Foreign Securities


      SC-EURO and SC-ASIA invest primarily in the securities of foreign issuers.



      Political, Social and Economic Risks



      Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment; convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, SC-EURO or SC-ASIA could lose its entire investment in any such country.



      Religious, Political, or Ethnic Instability



      Certain countries in which an SC-EURO or SC-ASIA may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which SC-EURO or SC-ASIA invests and adversely affect the value of the Fund's assets.



      Foreign Investment Restrictions



      Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as SC-EURO or SC-ASIA. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of SC-EURO or SC-ASIA. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nations. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad SC-EURO or SC-ASIA could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

      Non-Uniform Corporate Disclosure Standards and Governmental Regulation



      Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S.companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S.generally accepted accounting principles. Most of the foreign securities held by SC-EURO or SC-ASIA will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, SCGCMG will take appropriate steps to evaluate them proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.



      Currency Fluctuations



      Because SC-EURO and SC-ASIA under normal circumstances each will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of SC-EURO's or SC-ASIA's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net assets value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders in the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of the Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.



      The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.



      Although each Fund values its assets daily in terms of U.S. dollars, the SC-EURO and SC-ASIA do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.



      Adverse Market Characteristics



      Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of SC-EURO or SC-ASIA are uninvested and no return is earned thereon. The inability of SC-EURO or SC-ASIA to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities Inability to dispose of a security due to settlement problems either could result in losses to SC-EURO or SC-ASIA due to subsequent declines in value of that security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of each Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on a Fund's trading activities.



      SC-EURO and SC-ASIA may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning the Fund's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.



      Withholding Taxes



      SC-EURO's or SC-ASIA's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income when those taxes may be recaptured. See "Taxes."



      Concentration



      Because SC-EURO and SC-ASIA each invest a significant portion of its assets in securities of issuers located in a particular region of the world, the Fund may be subject to greater risks and may experience greater volatility than a Fund that is more broadly diversified geographically.



      There are special risks attendant to investment in the Western European countries. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom) have eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. SCGCMG and SCGCMG-Europe believe that these Common Market reforms are likely to improve the prospects for economic growth in many Western European countries. In addition, these reforms could benefit real estate operating companies domiciled in Western European countries by expanding their markets. Nevertheless, it is not clear what the form or effect of such reforms will be on real estate companies in Western Europe. Therefore it is impossible to predict their long-term impact on SC-EURO's investments.



      A great deal of interest currently surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the reunification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.



      Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980's, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.



      Eastern European Countries



      Investment by SC-EURO in Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities market, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody;
(2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russian and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.



      Japan



      SC-ASIA will invest in companies located in Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.



      The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. in general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been Lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.



      The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders, rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.



      Pacific Region Countries



      Certain of the risks associated with foreign securities are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of SC-ASIA's assets. In addition, there may be the possibility of asset expropriations or future confiscatory Levels of taxation affecting the Funds.

      In China, India, Indonesia, Malaysia, the Philippines, South Korea and Thailand, government regulation or a company's charter may limit the maximum foreign aggregate ownership of equity in any one company. South Korea generally prohibits foreign investment in non-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, SC-ASIA may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, SC-ASIA may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.



      If, because of restrictions on repatriation or conversion, SC-ASIA were unable to distribute substantially all of its net investment income and net capital gains within applicable time periods, SC-ASIA could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"). In such case, it would become subject to federal income tax on all of its income and net capital gains. See "Taxation".



      Several of the Asia/Pacific region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.



      The economies of most of the Asia/Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia/Pacific region countries. In addition, the economies of some of the Asia/Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.



      Few of the Asia/Pacific region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia/Pacific region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia/Pacific region countries; accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and/or racial disaffection, as evidenced in Indonesia, for example, have created social, economic and political problems. Such problems also have occurred in other regions.



      Starting in mid-1997, some Pacific region countries began to experience currency devaluations that resulted in high interest rate Levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, SCGCMG and SCGCMG-Asia believe that high interest rate levels may force governments and corporations to restructure the financial sector in a manner that may facilitate a return to high levels of long-term economic activity.



      China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

      In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible Loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").



      Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors confidence in the transition to Chinese rule and, therefore, it is anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.



Emerging Markets



      SC-EURO and SC-ASIA may invest in securities of issuers in emerging markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and Listed and unlisted companies in emerging markets than in the U.S.



      Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of SC-EURO or SC-ASIA is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.



      Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of a SC-EURO or SC-ASIA. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.



      Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sates of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. SC-EURO or SC-ASIA could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application of any restrictions on investments.



      In the course of investment in emerging market debt obligations, SC-EURO and SC-ASIA will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations.

      The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While SCGCMG-Europe and SCGCMG-Asia manage the assets of SC-EURO and SC-ASIA, respectively, in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.



      The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. SC-REMFs may suspend redemption of Fund shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if SC-EURO or SC-ASIA believes that appropriate circumstances exist, SC-REMFs will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of SC-REMFs Board of Directors.



      Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S., mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries, sovereign debt securities.



   Sovereign Risk Ratings for Selected Emerging Market Countries as of 2/l/98
        (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)



Country                    Moody's                            Standard & Poor's
Chile                      Baal                               A-
Turkey                     Ba3                                B+
Mexico                     Ba2                                BB
Czech Republic             Baal                               A
Hungary                    Baa3                               BBB-
Colombia                   Baa3                               BBB-
Venezuela                  Ba2                                B
Morocco                    NR                                 NR
Argentina                  Bi                                 BB-
Brazil                     Bl                                 B+
Poland                     Baa3                               BBB-
Ivory Coast                NR                                 NR



      SC-EURO or SC-ASIA may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. SC-EURO or SC-ASIA's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. in addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.



      Income from securities held by a SC-EURO or SC-ASIA could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. SC-EURO or SC-ASIA's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. SCGCMG and SCGCMG-Europe or SCGCMG-Asia, as appropriate, will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.



      Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. of these countries, some, in recent years, have begun to control inflation through prudent economic policies.



      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.



      Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.



      The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.



      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.



Investment Funds



      Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. SC-EURO and SC-ASIA may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable and other applicable laws.



Foreign Currency Transactions


      SC-EURO and SC-ASIA endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when SC-EURO and SC-ASIA change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent SC-EURO and SC-ASIA from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

      SC-EURO and SC-ASIA may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which SC-EURO and SC-ASIA may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which SC-EURO's and SC-ASIA's portfolio securities are denominated may have a detrimental impact on SC-EURO and SC-ASIA. SC-REMFs's management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places SC-EURO's and SC-ASIA's investments.

      The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

      SC-REMFs's Board of Directors considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of SC-EURO's and SC-ASIA's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of SCGCMG , any losses resulting from the holding of SC-EURO's and SC-ASIA's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that SC-EURO's and SC-ASIA's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Privatizations



      The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("Privatizations"). SCGCMG, SCGCMG-Europe and SCGCMG-Asia believe that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of SC-EURO and SC-ASIA in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous that those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.



Brady Bonds



      SC-EURO and SC-ASIA may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plans introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, the Philippines, Poland and Uruguay.



      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.



      Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investment in Brady Bonds may be viewed as speculative.



Sovereign Debt



      SC-EURO and SC-ASIA also may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able to willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including SC-EURO and SC-ASIA) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.



Depository Receipts



      SC-EURO and SC-ASIA may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of SC-EURO's and SC-ASIA's respective investment policies, their investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.



      ADR facilities may be established as either "unsponsored" or "sponsored". While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders are the request of the issuer of the deposited securities. SC-EURO and SC-ASIA may invest in both sponsored and unsponsored ADRs.



Samurai and Yankee Bonds



      SC-ASIA may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and SC-EURO and SC-ASIA both may invest in the U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of each Fund to invest in Samurai or Yankee bond issues, as appropriate, only after taking into account considerations of quality and liquidity, as well as yield.



Eurodollars and Yankee Dollars



      SC-EURO and SC-ASIA may also invest in obligations of foreign branches of U.S. banks (denominated in Eurodollars) and U.S. branches of foreign banks ("Yankee dollars") as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Strategic Transactions and Derivatives



      Each Fund, other than SC-US, may, but is not required to, utilize various investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



      In the course of pursuing these investment strategies, SC-EURO, SC-ASIA and SC-ARBITRAGE may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities in each Fund's portfolio, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on SCGCMG's, SCGCMG-Europe's or SCGCMG-Asia's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in a Fund.



      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SCGCMG 's, SCGCMG-Europe's or SCGCMG-Asia's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in tosses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such tosses can be greater than if the Strategic Transactions had not been utilized.

      General Characteristics of Options



      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.



      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



      A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SCGCMG, SCGCMG-Europe and/or SCGCMG-Asia must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 10% of its assets in illiquid securities.



      If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



      SC-EURO, SC-ASIA, and SC-ARBITRAGE may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.



      SC-EURO, SC-ASIA, and SC-ARBITRAGE may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



      General Characteristics of Futures



      SC-EURO, SC-ASIA, and SC-ARBITRAGE may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.



      SC-EURO, SC-ASIA, and SC-ARBITRAGE Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or setting an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.



      No Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



      Options on Securities Indices and Other Financial Indices



      SC-EURO, SC-ASIA, and SC-ARBITRAGE also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



      Currency Transactions



      SC-EURO and SC-ASIA may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by SCGCMG , SCGCMG-Europe and/or SCGCMG-Asia.

      SC-EURO's and SC-ASIA's dealings in currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



      No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to forward currency contracts entered into for non-hedging purposes, or to proxy hedging or cross hedging as described below.



      SC-EURO and SC-ASIA may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.



      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, SC-EURO and SC-ASIA, may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if SCGCMG-Europe considers that the Austrian schilling is correlated to the German Deutsche mark (the "D-mark"), SC-EURO holds securities denominated in schillings and SCGCMG-Europe believes that the value of schillings will decline against the U.S. dollar, SCGCMG-Europe may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



      Risks of Currency Transactions



      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


      Combined Transactions


      SC-EURO, SC-ASIA, and SC-ARBITRAGE may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts in the case of SC-EURO and SC-ASIA) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions

("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SCGCMG , SCGCMG-Europe or SCGCMG-Asia, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



      Swaps, Caps, Floors and Collars



      Among the Strategic Transactions into which SC-EURO, SC-ASIA, and SC-ARBITRAGE may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. SC-EURO, SC-ASIA, and SC-ARBITRAGE intend to use these transactions as hedges and not as speculative investments and will not sel interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fun with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, SCGCMG , SCGCMG-Europe or SCGCMG-Asia and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. No Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



      Eurodollar Instruments



      SC-EURO and SC-ASIA may investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      Risks of Strategic Transactions Outside the U.S.



      When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.



      Warrants



      SC-EURO, SC-ASIA, and SC-ARBITRAGE may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.



Use of Segregated and Other Special Accounts



      Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets -sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.



      Except when a Fund enters into a forward contract for the purchase or sate of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.



      OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it wilt only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in the money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund wilt segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund wilt segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.



      In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.



      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.



      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. if the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.



Investment Company Securities



      Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


Repurchase Agreements


      SC-ARBITRAGE, SC-EURO and SC-ASIA may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. A Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and a Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

Leverage

      SC-ARBITRAGE may leverage its portfolio in connection with liquidity arbitrage transactions and SC-EURO and SC-ASIA may use leverage to increase their holdings of portfolio securities. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of SC-ARBITRAGE shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, SC-ARBITRAGE's assets may change in value during the time the borrowing is outstanding. Since any decline in value of SC-ARBITRAGE's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for SC-ARBITRAGE, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest SC-ARBITRAGE will have to pay, SC-ARBITRAGE's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Reverse Repurchase Agreements

      In connection with their leveraging activities, SC-ARBITRAGE, SC-EURO and SC-ASIA may enter into reverse repurchase agreements, in which a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by a Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of a Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

Securities Lending

      SC-ARBITRAGE, SC-EURO and SC-ASIA may lend portfolio securities, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) a Fund may at any time call the loan and regain the securities loaned within 5 business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the Fund. In addition, it is anticipated that SC-ARBITRAGE may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.


      Before the Fund enters into a loan, SCGCMG considers relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. SC-ARBITRAGE will not lend portfolio securities to borrowers affiliated with the Fund.



When-Issued Securities



      Each Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payments and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above.



      While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. A Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issues or forward delivery basis. A Fund will establish a segregated account with the Funds' custodian in which it will maintain cash or liquid assets equal in value of commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sole on or before the settlement date. A Fund will not enter into such transactions for leverage purposes.


Short Sales and Short Sales Against the Box

      SC-US, SC-ARBITRAGE, SC-EURO, and SC-ASIA, to the extent permitted by other countries, may engage in short sales and short sales against the box. SC-US, SC-EURO and SC-ASIA will not engage in a short sale or a short sale against the box if immediately after such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of a Fund's net assets (taken at market value). SC-ARBITRAGE will not engage in short sales and short sales against the box if immediately after such transaction, the aggregate market value of all securities sold short and sold short against the box would exceed 100% of SC-ARBITRAGE's net assets (taken at market value).

      Short Sales

      The Funds may seek to realize gains through short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time that the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account containing cash or liquid securities, at such a level that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

      Since short selling can result in profits when stock prices generally decline, the Funds in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. Moreover, to the extent that in a generally rising market the Funds maintain short positions in securities rising with the market, the net asset value of the Funds would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

      Short Sales Against the Box


      When SCGCMG believes that the price of a particular security in a Fund's portfolio may decline, it may sell the security short against the box which involves selling the security for delivery at a specified date in the future. If, for example, a Fund bought 100 shares of XYZ REIT at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales against the box which would partially offset its gain. Under a recent legislative change, a short sale against the box will result in a constructive sale of the underlying security at the time when the short sale is entered into, thus reducing the benefit of these transactions.


                             INVESTMENT RESTRICTIONS

      The Funds are subject to certain investment restrictions which are deemed fundamental policies of the Fund. Such fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares which means the vote of (i) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

      SC-US may not:

      1. Make loans except through the purchase of debt obligations in accordance with its investment objective and policies;


      2. Borrow money, except that SC-US may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, but not in an aggregate amount exceeding 33-1/3% of the value of SC-US's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of SC-US's total assets will be repaid before any subsequent investments are made;


      3. Invest in illiquid securities, as defined in "Investment Objective and Policies," if immediately after such investment more than 10% of SC-US's net assets (taken at market value) would be invested in such securities;

      4. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of SC-US's net assets (taken at market value); or

      5. Purchase or sell real estate, except that SC-US may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

      6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      7. Participate on a joint or joint and several basis in any securities trading account;

      8. Invest in companies for the purpose of exercising control;

      9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), SC-US would own any securities of an open-end investment company or more than 3% of the value of SC-US's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general; or

      10. (a) purchase or sell commodities or commodity contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 33 1/3% of the value of SC-US's total assets; or (d) act as an underwriter of securities, except that SC-US may acquire restricted securities under circumstances in which, if such securities were sold, SC-US might be deemed to be an underwriter for purposes of the Securities Act.

      SC-ARBITRAGE may not:


      1. Borrow money, except that SC-ARBITRAGE may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, or in connection with otherwise permissible leverage activities, but not in an aggregate amount exceeding 33 1/3% (one-third) of the value of SC-ARBITRAGE's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time SC-ARBITRAGE's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within three days to the extent necessary to comply with this limitation;



      2. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 100% of SC-ARBITRAGE's net assets (taken at market value);



      3. With respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of SC-ARBITRAGE would be invested in such issuer (the remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);



      4. Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings including reverse repurchase agreements, short sales, financial options and other hedging activities;



      5. Make loans in excess of one-third of SC-ARBITRAGE's total assets;



      6. Purchase or sell real estate, except that SC-ARBITRAGE may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy concentrate its investments in such securities;



      7. Participate on a joint or joint and several basis in any securities trading account;



      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;



      9. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement;



      10. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), SC-ARBITRAGE would own any securities of an open-end investment company or more than 3% of the value of SC-ARBITRAGE's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general; or



      11. (a) purchase or sell commodities or commodity contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 33 1/3% of the value of SC-ARBITRAGE's total assets; or (d) act as an underwriter of securities, except that SC-ARBITRAGE may acquire restricted securities under circumstances in which, if such securities were sold, SC-ARBITRAGE might be deemed to be an underwriter for purposes of the Securities Act.



      In addition, SC-ARBITRAGE has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval.



      1. Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed, and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder; or



      2. Invest more than 10% of its net assets in illiquid securities.



      SC-EURO and SC-ASIA may not:



      1. Invest directly in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus);



      2. Act as an underwriter or issue senior securities;



      3. Issue senior securities or borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of a Fund's total assets (not including the amount borrowed), except for temporary or emergency purposes and to secure borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in a Fund's assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets;



      4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


      5. Participate on a joint or a joint and several basis in any trading account in securities;



      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent a Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);



      7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;



      8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

      9. Write or acquire options or interests in oil, gas or other mineral exploration or development programs; or



     10. Invest for the purpose of exercising control over management of any company.



      In addition, the Funds have adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval.



      SC-EURO and SC-ASIA may not:



      1. Purchase on margin except that the Funds may enter into option transactions and futures contracts as described in their Prospectuses, and as specified above in fundamental investment limitation number (1) above;



      2. Purchase or retain securities of an issuer if the officers and Directors of SC-REMFs, SCGCMG or the Fund's Sub-Adviser owning more than 1/2 of 1% of such securities, together own more than 5% of such securities;



      3. Invest more than 10% of its net assets in illiquid securities, including securities of foreign companies that are not listed on a foreign securities exchange or a recognized U.S. exchange;





      4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or



      5. Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed, and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder;


      If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. The investment restrictions do not preclude a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, unless such purchase would result in a violation of a fundamental investment restriction listed above.

                             MANAGEMENT OF SC-REMFs

      The directors and officers of SC-REMFs and their principal occupations during the past five years are set forth below. Directors deemed to be "interested persons" of SC-REMFs for purposes of the Investment Company Act of 1940, as amended ("1940 Act") are indicated by an asterisk.

                                                          Principal
                                                     Occupations During
Name and Address            Office        Age        The Past Five Years


Anthony R. Manno Jr.*       Chairman of   46   Managing Director and President
11 South LaSalle Street     the Board of       of SCGCMG since March 1997, where
Chicago, Illinois 60603     Directors,         he is responsible for overseeing
                            Managing           all investment and capital
                            Director and       allocation matters for SCGCMG's
                            President          public market securities
                                               activities and is also
                                               responsible for company and
                                               industry analysis, market
                                               strategy and trading and
                                               reporting. Mr. Manno was a member
                                               of the Investment Committee of
                                               Security Capital Group
                                               Incorporated Group Incorporated
                                               from March 1994 to June 1996.
                                               Prior to joining Security Capital
                                               Group Incorporated, Mr. Manno was
                                               a Managing Director of LaSalle
                                               Partners Limited from March 1980
                                               to March 1994. Mr. Manno received
                                               his M.B.A. from the University of
                                               Chicago Graduate School of
                                               Business, an M.A. and a B.A. from
                                               Northwestern University and is a
                                               Certified Public Accountant.



Robert H. Abrams            Director      65   Director of the Program in Real
106 West Sibley Hall                           Estate at Cornell University.
Ithaca, New York 14851                         Founder of Colliers ABR, Inc.
                                               (formerly Abrams Benisch Riker
                                               Inc.), a property management
                                               firm. Mr. Abrams was Principal of
                                               Colliers ABR, Inc. from 1978 to
                                               1992 and since 1992, has served
                                               as a Consultant. From 1959 to
                                               1978 Mr. Abrams was Executive
                                               Vice President and Director of
                                               Cross and Brown Company. Mr.
                                               Abrams also serves as Trustee
                                               Emeritus and Presidential
                                               Counselor of his alma mater,
                                               Cornell University. Mr. Abrams
                                               received his M.B.A. from Harvard
                                               University and his B.A. from
                                               Cornell University.



Stephen F. Kasbeer          Director      73   Retired; Senior Vice President
8 Bonanza Trail                                for Administration and Treasurer
Santa Fe, New Mexico 87505                     of Loyola University, Chicago
                                               from 1981 to July 1994, where he
                                               was responsible for
                                               administration, investment, real
                                               estate and treasurer functions.
                                               At Loyola University, he also
                                               served as Chief Investment
                                               Officer, was Chairman of the
                                               Operations Committee, was a
                                               member of the Investment and
                                               Finance Committees of the Board
                                               of Trustees and was President and
                                               a Director of the Loyola
                                               Management Company. Currently,
                                               Mr. Kasbeer serves as a Director
                                               of Endowment Realty, Inc. and
                                               Endowment Realty II and as a
                                               Member of the Investment
                                               Committee of the University of
                                               San Diego. Mr. Kasbeer also
                                               serves as Trustee, Treasurer and
                                               Chairman of the Investment and
                                               Finance Committees of Santa Fe
                                               Preparatory School and as Trustee
                                               and Chairman of the Santa Fe
                                               Preparatory School Combined
                                               Permanent Endowment Fund Trust.
                                               Mr. Kasbeer received his J.D.
                                               from John Marshall Law School and
                                               his M.A. and B.S. from
                                               Northwestern University.

George F. Keane                 Director  68   Chairman of the Board of Trigen
7408 Eaton Court                               Energy Corporation since 1994. As
University Park, Florida 34201                 founding chief executive of The
                                               Common Fund in 1971 and Endowment
                                               Realty Investors in 1988, Mr.
                                               Keane for many years headed an
                                               investment management service for
                                               colleges, universities and
                                               independent schools that managed
                                               $15 billion for 1,200 educational
                                               institutions when he became
                                               President Emeritus of the Common
                                               Fund in 1993. He has served as a
                                               member of the Investment Advisory
                                               Committee of the $75 billion New
                                               York State Common Retirement Fund
                                               since 1982. He has been a
                                               Director of the RCB Trust Company
                                               since 1991, a Trustee of the
                                               Nicholas Applegate Investment
                                               Trust since 1993, and a Director
                                               of the Bramwell Funds since 1994.
                                               He is also a Director of
                                               Universal Stainless & Alloy
                                               Products, Global Pharmaceutical
                                               Corporation, United Water
                                               Resources and United Properties
                                               Group, Gulf Resources
                                               Corporation, and the Universal
                                               Bond Fund, and is an advisor to
                                               Associated Energy Managers. Mr.
                                               Keane also serves as a Trustee of
                                               his alma mater, Fairfield
                                               University where he received his
                                               B.A., and as a Director and
                                               Chairman of the Investment
                                               Committee of the United Negro
                                               College Fund. Mr. Keane holds
                                               honorary degrees from Loyola
                                               University, Chicago, Illinois and
                                               Lawrence University, Appleton,
                                               Wisconsin.



John H. Gardner, Jr.            Director  44   Managing Director of Security
11 South LaSalle Street                        Capital Group Incorporated Global
Chicago, Illinois 60603                        Capital Management Group since
                                               July, 1997. Prior thereto, the
                                               REIT Manager for Security Capital
                                               Pacific Trust ("PTR") from
                                               February 1995 to June 1997 and
                                               Senior Vice President of Security
                                               Capital Group Incorporated
                                               Atlantic Incorporated
                                               ("ATLANTIC"), PTR and the PTR
                                               REIT Manager from September 1994
                                               to June 1997 where he had overall
                                               responsibility for asset
                                               management and multifamily
                                               dispositions. Prior to joining
                                               Security Capital Group
                                               Incorporated, Mr. Gardner was
                                               with Copley Real Estate Advisors
                                               as a Managing Director and
                                               Principal responsible for
                                               portfolio management from January
                                               1991 to September 1994 and as a
                                               Vice President and Principal of
                                               asset management from December
                                               1984 to December 1990. From July
                                               1977 to November 1984, Mr.
                                               Gardner was a Real Estate Manager
                                               with the John Hancock Companies.
                                               Mr. Gardner received his M.S.
                                               from Bentley College and his B.S.
                                               from Stonehill College.

Kenneth D. Statz          Managing        39   Managing Director of SCGCMG since
11 South LaSalle Street   Director             November 1997 where he is
Chicago, Illinois 60603                        responsible for the development
                                               and implementation of portfolio
                                               investment strategy. Prior
                                               thereto, Senior Vice President of
                                               SCGCMG from July 1996 to October
                                               1997 and Vice President from May
                                               1995 to June 1996. Prior to
                                               joining Security Capital Group
                                               Incorporated, Mr. Statz was a
                                               Vice President and Senior REIT
                                               Analyst in the investment
                                               research department of Goldman,
                                               Sachs & Co., from February 1993
                                               to January 1995, concentrating on
                                               research and underwriting for the
                                               REIT industry. Prior thereto, Mr.
                                               Statz was a real estate stock
                                               portfolio manager and a managing
                                               director of Chancellor Capital
                                               Management from August 1982 to
                                               February 1992. Mr. Statz received
                                               his M.B.A. and B.B.A. from the
                                               University of Wisconsin, Madison.



Kevin W. Bedell           Senior Vice      42  Senior Vice President of SCGCMG
11 South LaSalle Street                        since November 1997 and President
Chicago, Illinois 60603                        Vice President since July 1996,
                                               where he is responsible for
                                               directing the activities of the
                                               industry/company securities
                                               research group and providing
                                               in-depth proprietary research on
                                               publicly traded companies with
                                               office and industrial sectors.
                                               Prior to joining SCGCMG , Mr.
                                               Bedell spent nine years with
                                               LaSalle Partners Limited where he
                                               was Equity Vice President and
                                               Portfolio Manager responsible for
                                               the strategic, operational and
                                               financial management of a private
                                               REIT with commercial real estate
                                               investments of $800 million. Mr.
                                               Bedell received his M.B.A. from
                                               the University of Chicago and his
                                               B.A. from Kenyon College.



Jeffrey C. Nellessen      Vice President,      Vice President and Controller of
11 South LaSalle Street   Secretary and    36  SCGCMG since March 1997. Prior
Chicago, Illinois 60603   Treasurer            thereto, from June 1988 to March
                                               1997, he was Controller, Manager
                                               of Client Administration and
                                               Compliance Officer at Strong
                                               Capital Management, Inc. Mr.
                                               Nellessen is a Certified Public
                                               Accountant, Certified Management
                                               accountant and a Certified
                                               Financial Planner. He received
                                               his B.B.A. from the University of
                                               Wisconsin, Madison.


Compensation of Directors and Certain Officers


      The Directors of SC-REMFs who are interested persons of SC-REMFs, under the 1940 Act, (which includes persons who are employees of SCGCMG or officers or employees of any of its affiliates) receive no remuneration from SC-REMFs. Each of the other Directors is paid an annual retainer of $28,000, an additional annual retainer of $1,000 for each committee of the Board of Directors for which he or she serves as chairperson, and a fee of $1,000 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. The following table sets forth information regarding compensation earned by the Directors by SC-REMFs for the fiscal year ending December 31, 1997.

                               Compensation Table
                      Fiscal Year Ending December 31, 1997

                                                    Pension or
                                                    ----------
                                                    Retirement
                                                    ----------
                                                     Benefits   Estimated
                                                     --------   ---------
                                        Aggregate   Accrued as    Annual          Total
                                        ---------   ----------    ------          -----
                                      Compensation   Part of     Benefits     Compensation
                                      ------------   -------     --------     ------------
                                          From        SC-US        Upon        From SC-US
                                          ----        -----        ----        ----------
Name of Person, Position                  SC-US      Expenses   Retirement  Paid To Directors
------------------------                  -----      --------   ----------  -----------------
George F. Keane
     Director ........................    $3,333         N/A          N/A           $3,333
Stephen F. Kasbeer
     Director ........................   $13,500         N/A          N/A          $13,500
Robert H. Abrams
     Director ........................         0         N/A          N/A                0
**Anthony R. Manno Jr.
     Chairman, Managing Director and
     President .......................         0         N/A          N/A                0
**John H. Gardner, Jr.(1)
      Director .......................         0         N/A          N/A                0

----------
** "Interested person," as defined in the 1940 Act, of SC-REMFs.

(1) Elected to serve by the Board of Directors on March 11, 1998.


SCGCMG



      Security Capital Group Global Capital Management Group Incorporated, a registered investment adviser, was formed in March 1994 under law and specializes in the management of real estate securities portfolios. SCGCMG is a wholly-owned subsidiary of Security Capital Group Global Capital Management Group Incorporated, a Maryland corporation.



      The following SCGCMG analyst assists in the management of the SC-US's and SC-ARBITRAGE's investment portfolios.



Albert D. Adriani                  Member, SC-US and SC-ARBITRAGE Portfolio
                                   Management Committees; Vice President of
                                   SCGCMG since April 1996, where he is
                                   responsible for providing portfolio
                                   management analysis. From January 1995 to April 1996, he was Vice President, Security
                                   Capital Group Incorporated (UK) Management
                                   Limited and Security Capital U.S. Realty
                                   Incorporated; from March 1994 to January
                                   1995, he was with Security Capital Group
                                   Incorporated Markets Group. Prior thereto, he was an investment analyst with HAL
                                   Investments BV from July 1992 to January
                                   1994. Mr. Adriani received his M.B.A. from the University of Chicago Graduate School of
                                   Business and his B.A. from the University of Chicago. Mr. Adriani is a Chartered Financial
                                   Analyst.

SCGCMG-Asia



      Security Capital Global Capital Management Group (Asia) Incorporated, with offices located at Level 9, AIG Building, 1-1-3, Marunouchi, Chiyoda-ku, Tokyo 100, Japan, provides portfolio management services to SC-ASIA pursuant to an investment sub-advisory agreement with SCGCMG. SCGCMG-Asia, a wholly-owned subsidiary of SCGCMG , was formed on May 11, 1998 under Delaware law and is registered as an investment adviser with the SEC. The principal officers of SCGCMG-Asia and their principal occupations are set forth below.



Michelle H. Lord                   Vice President of SCGCMG-Asia since May,
                                   1998. Previously Vice President of SCGCMG from November 1997 to April 1998, where she conducted of real estate securities analysis in the Asia/Pacific region for the firm.
                                   Prior to that, Ms. Lord was with Security
                                   Capital Group Incorporated Industrial Trust from September 1996 to October 1997, where she was responsible for research on special investment opportunities and prior thereto, working on special assignments under Security
                                   Capital Group Incorporated Managing Directors from August 1995 to August 1996. Prior to joining Security Capital Group Incorporated,
                                   Ms. Lord was with Societe Generale
                                   Securities, (North Pacific) in Tokyo from
                                   June 1994 to August 1994, where she was a member of the Japanese Government Bond futures and options brokerage desk and Merrill Lynch, Pierce, Fenner & Smith from
                                   September 1992 to September 1993. Previously,
                                   Ms. Lord was a currency trader with Asahi
                                   Bank in Tokyo. Ms. Lord received her M.B.A.
                                   from the University of Chicago Graduate
                                   School of Business and her B.A. from Smith
                                   College.

Michael C. Montelibano             Vice President of SCGCMG-Asia since May,
                                   1998. Vice President of SCGCMG from January
                                   1998 to April 1998, where he conducted real estate securities analysis in the
                                   Asia/Pacific region for the firm. Prior to that, Mr. Montelibano was working on special assignments under Security Capital Group
                                   Incorporated Managing Directors from June
                                   1995 to December 1996. Prior to joining
                                   Security Capital Group Incorporated, Mr.
                                   Montelibano was a consultant for Ayala Land, Incorporated in the Philippines from July
                                   1994 to August 1994, where he conducted
                                   financial analyses of office and residential development projects, and for Bank of America in Malaysia from June 1994 to July 1994, where he conducted market research studies on retail banking. Previously, Mr. Montelibano was a senior consultant with Andersen
                                   Consulting from January 1990 to August 1993, where he focused on the telecommunications and financial sectors. Mr. Montelibano received his M.B.A. from the University of California, Berkeley and his B.S. in Mechanical Engineering from the University of California, San Diego.



SCGCMG-Europe



      Security Capital Global Capital Management Group (Europe) S.A., with offices located at Boulevord de la Woluwe 34, Brussels, Belgium, provides portfolio management services to SC-EURO pursuant to an investment sub-advisory agreement with SCGCMG . SCGCMG-Europe, a wholly-owned subsidiary of Security Capital Group Incorporated, was formed on May 14, 1998 under Belgian law and is registered as an investment adviser with the SEC. The principal officer of SCGCMG-Europe and his principal occupations are set forth below.

Gerios J.M. Rovers                 Vice President of SCGCMG-Europe since May
                                   1998, where he is responsible for trading and portfolio management strategy. From April
                                   1977 to May 1998, Mr. Rovers was Vice
                                   President of SC (EU) Management from April
                                   1997 to May, 1998, where he was
                                   responsible for providing research and
                                   management support services in the area of European investments. Mr. Rovers was a Vice
                                   President and Senior Portfolio Manager with
                                   GIM Capital Management, Inc. (the
                                   Netherlands) from January 1993 to March 1997.
                                   From July 1988 to April 1997, Mr. Rovers was associated with GIM Algemeen Vermogensbeheer and served as an Associate Director and a Portfolio Manager of global real estate securities on behalf of domestic and foreign clients. Mr. Rovers graduated from the University of Tilburg in The Netherlands.



SC (EU) Management



      Security Capital (EU) Management Group S.A. provides SCGCMG-Europe with proprietary economic and real estate research and on-going analysis of opportunities for investment in the equity securities of European issuers. SC
(EU) Management is a corporation organized on March 24, 1997, under Belgian law and is an indirect, wholly-owned subsidiary of Security Capital Group Incorporated. The principal officer of SC (EU) Management and his principal occupation are listed below.



W. Joseph Houlihan                 Managing Director of Security Capital (EU)
Boulevord de La Woluwe 34          Management Group S.A. since April 1997 where
Brussels, Belgium                  he is responsible for providing research and
                                   management support services in the area of European investments. Mr. Houlihan has over twenty years of business experience in Europe. Prior to joining Security Capital,
                                   Mr. Houlihan served as Executive Vice
                                   President and Portfolio Manager of GIM
                                   Capital Management, Inc. (The Netherlands) from August 1987 to March 1997 and as Vice
                                   President of GIM Algemeen Vermogensbeheer, a prominent Dutch investment management company from April 1985 to March 1997, where he specialized in real estate investments and was responsible for developing GIM's real estate securities investment process and client base. Prior to joining GIM, Mr.
                                   Houlihan served as Director of Melchior
                                   Holland Holding BV (The Netherlands) from
                                   February 1983 to March 1985, as Vice
                                   President at John G. Wood and Associates, a diversified real estate development and investment company located in Florida and with Chase Manhattan Bank's trust department.
                                   Mr. Houlihan is an Advisory Director of
                                   Security Capital US Realty and a member of the Investment Property Forum. Mr. Houlihan received his M.B.A. from the University of Leuven, Belgium and his B.S. from New York
                                   University.


Investment Advisory Agreements


      Certain other clients of SCGCMG may have investment objectives and policies similar to those of the Funds. SCGCMG may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. In addition, SC-ARBITRAGE's investment strategy may cause SC-ARBITRAGE to take positions in certain real estate securities that differ from the positions taken by other clients of SCGCMG . If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of SCGCMG to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by SCGCMG to the accounts involved, including the Funds. When two or more of the clients of SCGCMG (including the Funds) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.



      Pursuant to an investment advisory agreement with SC-REMFs with respect to each Fund (the "Advisory Agreement"), SCGCMG furnishes a continuous investment program and makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with their stated policies, subject to the general supervision of SC-REMFs's Board of Directors.



      Under the Advisory Agreement for SC-US, which is dated December 16, 1997, each class of SC-US shares pays SCGCMG, monthly, an annual management fee in an amount equal to .60% of the average daily net asset value of that class of SC-US's shares. Under a separate agreement, SCGCMG has agreed to waive advisory fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses of SC-US's Class I shares at 1.00% of the value of SC-US's Class R average daily net assets and SC-US's Class R shares at 1.15% of the value of SC-US's Class R average daily net assets, for the year ending December 31, 1998. For the period April 23, 1997 (the effective date of SC-US's initial registration statement) through December 31, 1997, SCGCMG earned $607,727, net of waivers of $30,443 for providing investment management services to SC-US.



      Under the Advisory Agreement for SC-ARBITRAGE, dated [__________, 1998], each class of SC-ARBITRAGE's shares will pay SCGCMG, monthly, an annual management fee in an amount equal to 2.00% of the average daily net asset value of that class of SC-ARBITRAGE's shares. After the first three full months of SC-ARBITRAGE's operations, each class of SC-ARBITRAGE's shares will pay SCGCMG a monthly fulcrum fee of 2.00% of SC-ARBITRAGE's average daily net assets for the applicable class of shares that will increase or decrease based on the investment performance of SC-ARBITRAGE for the prior twelve-month period relative to the investment performance or the Wilshire Real Estate Index ("WAREIT") (the "Index") for the same period (the "Index Return"). The performance adjustment will be measured from the date of inception until the fund has completed twelve full months of operations.


      The management fee will be paid at an annual rate which varies between 0.50% and 3.50% of SC-ARBITRAGE's average net assets. The management fee is structured so that it will be 2.00% of SC-ARBITRAGE's average net assets if SC-ARBITRAGE's investment performance for the preceding twelve months (net of all fees and expenses, including the management fee) equals the Index Return. The management fee increases or decreases from the "fulcrum fee" of 2.00% by 10 percent of the difference between SC-ARBITRAGE's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 2.00% or down to the minimum fee of 0.50%.


      SCGCMG believes that the WAREIT Index is the real estate securities market index that is most representative of SC-ARBITRAGE's portfolio. The WAREIT is a market capitalization-weighted index comprised of publicly-traded real estate investment trusts ("REITs"). No health care REITs are included. The Index is rebalanced monthly and reconstituted quarterly. The Index was developed with a base value or 100 as of December 29, 1989.



      Under the Advisory Agreement for SC-EURO, dated [_______, 1998], each class of SC-EURO's shares pays SCGCMG, monthly, an annual management fee in an amount equal to .85% of the average daily net asset value of that class of SC-EURO's shares. Under a separate agreement, has agreed to waive advisory fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses of SC-EURO's Class I shares at 1.45% of the value of SC-EURO's Class R average daily net assets and SC-EURO's Class R shares at 1.60% of the value of SC-EURO's Class R average daily net assets, for the year ending December 31, 1998.



      Under the Advisory Agreement for SC-ASIA, dated [_______, 1998], each class of SC-ASIA's shares pays SCGCMG, monthly, an annual management fee in an amount equal to .95% of the average daily net asset value of that class of SC-ASIA's shares. Under a separate agreement, SC-US Management has agreed to waive advisory fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses of SC-ASIA's Class I shares at 1.55% of the value of SC-ASIA's Class R average daily net assets and SC-ASIA's Class R shares at 1.70% of the value of SC-ASIA's Class R average daily net assets, for the year ending December 31, 1998.


      SCGCMG provides the Funds with such personnel as SC-REMFs may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which SCGCMG is not required to furnish under the Advisory Agreement. The personnel rendering these services, who may act as officers of SC-REMFs, may be employees of SCGCMG or its affiliates. The cost to SC-REMFs of these services must be agreed to by SC-REMFs and is intended to be no higher than the actual cost to SCGCMG or its affiliates of providing the services. SC-REMFs does not pay for services performed by officers of SCGCMG or its affiliates. SC-REMFs may from time to time hire its own employees or contract to have services performed by third parties, and the management of SC-US intends to do so whenever it appears advantageous to SC-REMFs.



      In addition to the payments to SCGCMG under the Advisory Agreement described above, each class of a Fund's shares pays for certain other costs of its operations including: (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SCGCMG , (c) legal and auditing expenses, (d) costs of printing and postage fees relating to preparing each Fund's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs's existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, (i) distribution fees, and (j) upon the approval of SC-REMFs's Board of Directors, costs of personnel of SCGCMG or its affiliates rendering clerical, accounting and other office services. Each class of a Fund's shares pays for the portion of SC-REMFs's expenses attributable to its operations. Income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocated to a particular class are allocated to each class based on the net assets of that class in relation to the net assets of SC-REMFs.



      The Advisory Agreement for SC-US was approved on November 25, 1997 by SC-REMFs's Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of SC-REMFs or SCGCMG ("non-interested Directors"), and by SC-US's shareholders on December 12, 1997. It continues in effect until December 16, 1999.


      The Advisory Agreements for SC-ARBITRAGE and SC-EURO were approved on [_______, 1998] by SC-REMFs's Directors including a majority of the non-interested Directors and the Advisory Agreement for SC-EURO was approved by the written consent of SC-EURO's sole shareholder on [_____, 1998]. The Advisory Agreements for SC-ARBITRAGE and SC-EURO continue in effect until [______, 2000]. Each Advisory Agreement will continue in effect, provided that its continuance is specifically approved prior to its initial expiration or annually thereafter, as the case may be by the Directors or by a vote of the shareholders, and in either case by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.


      The Advisory Agreement for each Fund is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting securities or by a vote of a majority of the Directors, or by SCGCMG on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SCGCMG , or of reckless disregard of its obligations thereunder, SCGCMG shall not be liable for any action or failure to act in accordance with its duties thereunder.



Investment Sub-Advisory Agreements with SCGCMG-Europe and SCGCMG-Asia



      SCGCMG has retained SCGCMG-Europe and SCGCMG-Asia as investment sub-advisers (each, a "Sub-Adviser"), to manage the day-to-day investment of SC-EURO's and SC-ASIA's portfolios in accordance with each Fund's investment policies, subject to the general supervision of SCGCMG and the overall authority of SC-REMFs's Board of Directors.



      SCGCMG has entered into an investment sub-advisory agreement with SCGCMG-Europe and SCCGMG-Asia ("Sub-Advisory Agreement") pursuant to which SCGCMG-Europe and SCGCMG-Asia provide various portfolio management and investment advisory services to SC-EURO and SC-ASIA, respectively. In connection with the management of SC-EURO's and SC-ASIA's portfolios, SCGCMG-Europe and SCGCMG-ASIA may select brokers and dealers to execute purchase and sale orders for portfolio transactions. Under each Sub-Advisory Agreement, SCGCMG pays SCGCMG-Europe and SCGCMG-Asia a monthly management fee based on its costs (including payroll, rent and other directly allocable costs and expenses) plus a mark-up of 10%. The fee is the sole obligation of SCGCMG and not SC-EURO or SC-ASIA.



      Each Sub-Advisory Agreement was approved on [____________, 1998] by SC-REMFs's Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of SC-REMFs, SCGCMG or a Sub-Adviser. Each Sub-Advisory Agreement continues in effect until [______, 2000] and will continue in effect from year to year thereafter, provided that its continuance is specifically approved prior to the initial expiration of the Sub-Advisory Agreement or annually thereafter, as the case may be, by the Directors or by a vote of the shareholders, and in either case by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.



      Each Sub-Advisory Agreement is terminable without penalty by SCGCMG or the Sub-Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SCGCMG or the Sub-Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.



      Certain other clients of a Sub-Adviser may have investment objectives and policies similar to those of SC-EURO and SC-ASIA. A Sub-Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of each Sub-Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Sub-Adviser to the accounts involved, including a Fund. When two or more of the clients of a Sub-Adviser are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.



      SC (EU) Management provides SCGCMG-Europe with proprietary real estate research and ongoing analysis of opportunities for investment in the equity securities of European issuers. This research is analyzed by SCGCMG-Europe in identifying attractive growth in country markets and real estate sectors and is instrumental to SCGCMG-Europe's ability to make investment decisions for SC-EURO's portfolio. SCGCMG pays SC (EU) Management for the provision of such research and analytical services. Payment of this fee is an obligation of SCGCMG and not a direct obligation of SC-EURO.


Administrator and Sub-Administrator


      SC-REMFs has also entered into a fund administration and accounting agreement with SCGCMG (the "Administration Agreement") under which SCGCMG performs certain administrative functions for the Funds, including (i) providing office space, telephone, office equipment and supplies; (ii) paying compensation of SC-REMFs's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of SC-REMFs; (iv) supervising preparation of the periodic updating of the Funds' prospectuses and statements of additional information; (v) supervising preparation of semi-annual reports to the Funds' shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of each Fund's investment portfolio and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to SC-REMFs, including the Funds' custodian (the "Custodian"), transfer agent (the "Transfer Agent") and printers; (viii) providing trading desk facilities for the Funds;
(ix) maintaining books and records for the Funds (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Funds' income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



      In accordance with the terms of the Administration Agreement and with the approval of SC-REMFs's Board of Directors, SCGCMG has caused SC-REMFs to retain Firstar Trust Company (the "Sub-Administrator") as sub-administrator under a fund administration and servicing agreement (the "Sub-Administration Agreement").



      Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including determining the net asset value of each class of the Funds' shares and preparing such figures for publication, maintaining certain of the Funds' books and records that are not maintained by SCGCMG as investment adviser, or by the Custodian or Transfer Agent, preparing financial information for the Funds' income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to shareholder inquiries. Under the terms of the Sub-Administration Agreement, each Fund pays the Sub-Administrator a monthly administration fee at the annual rate of .06% of the first $200 million of each Fund's average daily net assets, and at lower rates on the Fund's average daily net assets in excess of that amount, subject to an annual minimum fee of $30,000. For the period April 23, 1997 (the effective date of SC-REMFs's initial registration statement) through December 31, 1997, the Sub-Administrator earned $47,791 for providing sub-administration services to SC-US. The Sub-Administrator also serves as the Custodian and Transfer Agent. See "Funds' Custodian and Transfer and Dividend Disbursing Agent."



      Under the Administration Agreement, SCGCMG remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to the Funds under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs's Board of Directors. For its services under the Administration Agreement, SCGCMG receives a monthly fee from each Fund at the annual rate of .02% of the value of each Fund's average daily net assets. For the period April 23, 1997 (the effective date of SC-REMFs's initial registration statement) through December 31, 1997, SCGCMG earned $15,930 for providing services to SC-US under the Administration Agreement.



      The Administration Agreement is terminable by either party on sixty days' written notice to the other. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SCGCMG, or of reckless disregard of its obligations thereunder, SCGCMG shall not be liable for any action or failure to act in accordance with its duties thereunder.


                        DISTRIBUTION AND SERVICING PLANS


      As described in the Prospectuses, SC-REMFs's Board of Directors has adopted a Distribution and Servicing Plan with respect to each class of shares ("Plans"), other than SC-ARBITRAGE Class I shares, pursuant to Rule 12b-1 under the 1940 Act. See "Distribution and Servicing Plan" in each Prospectus. The Plans are implemented by Distribution and Servicing Agreements ("Agreements") that SC-REMFs has entered into with the Distributor. The Plans and the Agreements have been approved by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of SC-REMFs and have no direct or indirect financial interest in the operation of the Plan ("Disinterested Directors"), cast in person at a meeting called for the purposes of voting on the Plan. The annual compensation payable by SC-US to Security Capital Group Incorporated Markets Group Incorporated ("Distributor") under each Plan is an amount equal to .25% (on an annual basis) of the value of the average daily net assets of the class of shares to which the Plan relates.


      Under the Plans, the Funds are authorized to pay a distribution fee for distribution activities in connection with the sale of shares and a service fee for services provided which are necessary for the maintenance of shareholder accounts.

To the extent such fee exceeds the expenses of these distribution and shareholder servicing activities, the Distributor may retain such excess as compensation for its services and may realize a profit from these arrangements.


      The Plans are compensation plans which provide for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the Distributor. If the Plans were to be terminated by the Board of Directors and no successor Plans were to be adopted, the Directors would cease to make distribution and service payments to the Distributor and the Distributor would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, the Distributor does not intend to incur distribution and service expenses at a rate that materially exceeds the rate of compensation received under the Plans. The Distributor also may pay third parties in respect of these services such amount as it may determine. The Funds understand that these third parties may also charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plans.



      The types of expenses for which the Distributor and third parties may be compensated under the Plans include compensation paid to and expenses incurred by their officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of shares. Additional types of expenses covered by the Plans include responding to shareholder inquiries and providing shareholders with information on their investments. For the period December 16, 1997 through December 31, 1997, the Distributor earned $12,396 for providing services under the Class I Plan and $67 for providing services under the Class R Plan.


      Under the Plans, the Distributor will provide to the Board of Directors for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by the Distributor under the Plans and the purposes for which such services were performed and expenditures were made.

      The Plans for SC-US's Class I shares and Class R shares were approved by the Board of Directors, including the disinterested Directors, on November 25, 1998 and by SC-US's Class I and Class R shareholders on December 12, 1997. The Plans for SC-ARBITRAGE's and SC-EURO's Class I shares and Class R shares were approved by the Board of Directors, including the disinterested Directors, on March 11, 1998. The Plan for SC-ASIA's Class I and Class R shares was approved by the Board of Directors, including the disinterested Directors, on [______, 1998]. The Plans remain in effect from year to year, provided such continuance is approved annually by a vote of the Board of Directors, including a majority of the disinterested Directors. The Plans may not be amended to increase materially the amount to be spent for the services described therein as to a Fund's Class I or Class R share without approval of a majority of the outstanding class of shares. All material amendments of the Plan must also be approved by the Board of Directors in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding class of shares. So long as a Plan is in effect, the selection and nomination of disinterested Directors shall be committed to the discretion of the disinterested Directors. The Board of Directors has determined that in their judgment there is a reasonable likelihood that the Plans will benefit SC-US, SC-ARBITRAGE, SC-EURO, SC-ASIA and their shareholders.


                OTHER DISTRIBUTION AND/OR SERVICING ARRANGEMENTS



      The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries as well as various brokerage firms or other industry-recognized service providers of fund supermarkets or similar programs ("Institutions"), to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Fund shares. Such Agreements with respect to all classes of shares, other than SC-ARBITRAGE Class I shares, may be governed by a Plan.

      An Institution with which the Distributor has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services provided under the Plan and SC-US's administration arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customer prior to any purchase of Fund shares. Prospectuses are available from the Distributor upon request.


                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share for each class of shares is determined by SC-US, SC-ARBITRAGE, SC-EURO, and SC-ASIA on each day the New York Stock Exchange is open for trading, and on any other day during which there is a sufficient degree of trading in the investments of SC-US, SC-ARBITRAGE, SC-EURO and/or SC-ASIA to affect materially the Fund's net asset value. The New York Stock Exchange is closed on Saturdays, Sundays, and on New Year's Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day and Christmas Day (collectively, the "Holidays"). When any Holiday falls on a Saturday, the Exchange is closed the preceding Friday, and when any Holiday falls on a Sunday, the Exchange is closed the following Monday. No redemptions will be made on Martin Luther King Day (the third Monday in January), Columbus Day (the second Monday in October) and Veteran's Day, nor on any of the Holidays.

      Net asset value per share for each class is determined by adding the market value of all securities in a Fund's portfolio and other assets represented by a class, subtracting liabilities incurred or accrued that are allocable to the class, and dividing by the total number shares of that class then outstanding. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

      For purposes of determining a Fund's net asset value per share for each class, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

                              REDEMPTION OF SHARES

      Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of SC-REMFs's Board of Directors and taken at their value used in determining a Fund's net asset value per share as described in the Prospectus under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless SC-REMFs's Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Funds. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. SC-REMFs will not distribute in kind portfolio securities that are not readily marketable.

      SC-US, SC-ARBITRAGE, SC-EURO and SC-ASIA have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Funds to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, SC-US, SC-ARBITRAGE, SC-EURO and SC-ASIA reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of redemption in cash would be detrimental to the existing shareholders of a Fund as determined by the board of directors. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      Subject to the supervision of the Directors, decisions to buy and sell securities for the Funds and negotiation of its brokerage commission rates are made by SCGCMG . Transactions on U.S. stock exchanges involve the payment by the Funds of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.



      In selecting a broker to execute each particular transaction, SCGCMG will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, SCGCMG shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused a Fund to pay a broker that provides research services to SCGCMG an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if SCGCMG determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or SCGCMG 's ongoing responsibilities with respect to a Fund. Research and investment information is provided by these and other brokers at no cost to SCGCMG and is available for the benefit of other accounts advised by SCGCMG and its affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce SCGCMG 's expenses, it is not possible to estimate its value and in the opinion of SCGCMG it does not reduce SCGCMG 's expenses in a determinable amount. The extent to which SCGCMG makes use of statistical, research and other services furnished by brokers is considered by SCGCMG in the allocation of brokerage business but there is no formula by which such business is allocated. SCGCMG does so in accordance with its judgment of the best interests of the Funds and their shareholders. SCGCMG may also take into account payments made by brokers effecting transactions for the Funds to other persons on behalf of the Funds for services provided to them for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, SCGCMG may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Funds.


                                    TAXATION

Taxation of the Funds

      The Funds each intend to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


      To qualify as a regulated investment company, a Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds each intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

      Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of a Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Dividends paid by a Fund attributable to dividends received by the Fund from REITs, however, are not eligible for such deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have taxable income from the receipt of, and a cost basis in, each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      The recently enacted Taxpayer Relief Act of 1997 (the "Taxpayer Relief Act") made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general and subject to certain transition rules, the maximum tax rate for individual taxpayers on net long-term capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) is lowered to 20% for most assets held for more than 18 months at the time of disposition. Capital gains on the disposition of assets held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A lower rate of 18% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate for assets held for more than 18 months is reduced to 10% and the 18% rate for assets held for more than 5 years is reduced to 8%. According to a notice recently issued by the Internal Revenue Service, regulated investment companies such as the Funds are entitled to (but are not required to) designate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. If a Fund does not make such a designation, the capital gain will be taxed at a maximum rate of 28%.

      The portion of a Fund distribution classified as a return of capital generally is not taxable to the Fund shareholders, but it will reduce their tax basis in their shares, which in turn would effect the amount of gain or loss shareholders would realize on the sale or redemption of their shares. If a return of capital distribution exceeds a shareholder's tax basis in his shares, the excess is generally taxed as capital gain to the shareholder assuming the shares are a capital asset.

      REITs do not provide complete information about the taxability of their distributions (i.e., how much of their distributions represent a return of capital) until after the calendar year ends. As a result, the Funds may not be able to determine how much of their annual distributions for a particular year are taxable to shareholders until after the traditional January 31 deadline for issuing Form 1099-DIV ("Form 1099"). The Funds in such circumstance may send to shareholders amended Form 1099s after January 31 or may request permission from the Internal Revenue Service for an extension permitting the Funds to send the Form 1099 in February.

Sale of Shares

      Upon the sale or other disposition of shares of the Funds, a shareholder may realize a capital gain or loss which will be long-term, mid-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a Fund's shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Investments in Real Estate Investment Trusts


      The Funds may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment companies, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. SCGCMG does not intend on behalf of SC-US, SC-ARBITRAGE and SC-ASIA to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.


Backup Withholding

      Except as described below, the Funds are required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected.

      If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation--Investments in Real Estate Investment Trusts," above)), which tax is generally withheld from such distributions.


      Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% withholding tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax at a rate of 31% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation--Backup Withholding," above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of a Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" (and, if the shares of the Fund are regularly traded on an established securities market, the foreign shareholder held more than 5% of the shares of the Fund), in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Funds do not expect to be treated as U.S. real property corporations under these rules, but no assurances can be given.


      Income Effectively Connected.

      If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

Passive Foreign Investment Companies

      SC-EURO and SC-ASIA may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which SC-EURO or SC-ASIA held the PFIC stock. SC-EURO or SC-ASIA itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to SC-EURO's or SC-ASIA's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though SC-EURO and SC-ASIA distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      SC-EURO and SC-ASIA may be able to elect alternative tax treatment with respect to PFIC stock. Under one such election, SC-EURO and SC-ASIA generally would be required to include in their gross income their share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by SC-EURO or SC-ASIA. SC-EURO's or SC-ASIA's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject SC-EURO or SC-ASIA itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a mutual fund that does not invest in PFIC stock.

Foreign Income Tax

      Investment income received by SC-EURO or SC-ASIA from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle SC-EURO and SC-ASIA to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of SC-EURO's or SC-ASIA's assets to be invested in various countries is not known.

      If more than 50% of the value of SC-EURO's or SC-ASIA's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, SC-EURO or SC-ASIA may elect to "pass through" to SC-EURO's or SC-ASIA's shareholders the amount of foreign income taxes paid by SC-EURO or SC-ASIA (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by SC-EURO or SC-ASIA that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from SC-EURO or SC-ASIA for this purpose, shareholders will be required to allocate SC-EURO or SC-ASIA distributions according to the source of the income realized by SC-EURO or SC-ASIA. SC-EURO's or SC-ASIA's gains from the sale of stock and securities and certain currency fluctuation gains and losses will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by SC-EURO or SC-ASIA.

Other Taxation

      Shareholders of the Funds may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular state and local tax consequences to them of an investment in a Fund.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK


      Security Capital Real Estate Mutual Funds Incorporated, formerly Security Capital Employee REIT Fund Incorporated, was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group Incorporated , on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to Security Capital Employee REIT Fund Incorporated in a reorganization transaction. On December 16, 1997, its name was changed to Security Capital U.S. Real Estate Shares. On [___________, 1998], its name was changed to Security Capital Real Estate Mutual Funds Incorporated.


      SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs's shares have no preemptive, conversion, exchange or redemption rights. Each share of each series has equal voting, dividend, distribution and liquidation rights. All shares of SC-REMFs, when duly issued, are fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in SC-REMFs's Articles of Incorporation and By-Laws which have been filed with the SEC as exhibits to the registration statement of which this Statement of Additional Information is a part.

      SC-REMFs's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-REMFs's stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors of SC-REMFs has authorized the creation of four investment portfolios; SC-US, SC-ARBITRAGE, SC-EURO and SC-ASIA, each with two classes of shares: Class I shares and Class R shares. Class I shares are offered to investors whose initial minimum investment is $250,000 and Class R shares are available for purchase by all other eligible investors. Class I shares and Class R shares offer different services to shareholders and incur different expenses. Each class pays its proportionate share of SC-US's expenses.

      SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.

      As of June 30, 1998, SC REALTY Incorporated owned 100% of the issued and outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and [___%] of the issued and outstanding shares of SC-US (including [__%] of the issued and outstanding Class I shares and [__%] of the issued and outstanding Class R shares).



      As of May 31, 1998, the following persons owned of record 5% of SC-US's outstanding shares:


                 Name and Address of                    Amount and Nature
 Title of Class  Beneficial Owner                         of Beneficial    Percent of Class
                                                            Ownership

Class I          SC REALTY Incorporated
                 3753 Howard Hughes Parkway
                 Las Vegas, Nevada 89109-0952

Class R          Charles Schwab & Co.  Inc.
                 101 Montgomery Street
                 San Francisco, California  94104-4122

Class R          Dennis G.  Lopez
                 117 Beekman Street, 4E
                 New York, New York 10038-2001

Class R          Directors, Nominees and
                 Executive Officers as a Group*/



                           [To be filed by amendment]

--------------
(*) Anthony R. Manno Jr., Director, Chairman of the Board and President, beneficially owns 4,863.813 Class R shares, John H. Gardner, Jr., Director, beneficially owns 1,835.622 Class R shares, Jeffrey C. Nellessen, Vice President, Secretary and Treasurer beneficially owns 1,135.228 Class R shares and Kevin W. Bedell, Senior Vice President beneficially owns 4,258.595 Class R shares.


      Because SC REALTY Incorporated owns 100% of the issued an outstanding shares of SC-EURO, SC-ASIA and SC-ARBITRAGE and [___%] of the issued and outstanding shares of SC-US, SC REALTY Incorporated controls the Funds for purposes of the 1940 Act. The effect of SC REALTY Incorporated's ownership of a controlling in interest in the Funds and, therefore, SC-REMFs, is to dilute the voting power of other shareholders. SC REALTY Incorporated does not anticipate that its initial control of the Funds will adversely effect the rights of future shareholders.


                                   DISTRIBUTOR


      Security Capital Markets Group Incorporated ("SCMGI"), an affiliate of SCGCMG , serves as the distributor of SC-US's Class I shares and Class R shares pursuant to a Distribution and Servicing Agreement dated December 16, 1997 ("Agreement") which was approved by the Board of Directors, including a majority of the disinterested Directors on November 25, 1997. SCMGI also serves as the distributor of SC-ARBITRAGE's Class R shares and SC-EURO's Class I and Class R shares pursuant to Distribution and Servicing Agreements dated [________, 1998] and as distributor of SC-ASIA's Class I and Class R shares pursuant to a Distribution and Servicing Agreement dated [_____, 1998]. See "Distribution and Servicing Plans." SCMGI serves as the distributor of SC-ARBITRAGE is Class I shares pursuant to a Distribution Agreement dated [_____, 1998]. The Distributor is not obligated to sell any specific amount of shares and will sell shares, as agent, on a best efforts continuous basis only against orders to purchase shares.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company which has its principal business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of the Funds' investments and as the Funds' transfer and dividend disbursing agent. Firstar Trust Company does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

                             PERFORMANCE INFORMATION

      From time to time, a Fund may quote its total return in advertisements or in reports and other communications to shareholders. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Average Annual Total Return

      A Fund's "average annual total return" figures described in the Prospectus are computed according to a formula. The formula can be expressed as follows:

                                 P(1 + T)/n/ = ERV

Where:    P       =     a hypothetical initial payment of $1,000
          T       =     average annual total return
          n       =     number of years
          ERV     =     Ending Redeemable Value of a hypothetical $1,000
                        investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Returns

      A Fund's aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in a Fund for the specified period and are computed by the following formula.

                        Aggregate Total Return = (ERV-P)
                                                 -------
                                                  P

Where:    P       =     a hypothetical initial payment of $1,000.
          ERV     =     Ending Redeemable Value of a hypothetical $1,000
                        investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

      Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b + 1)/6/-1]
                                        ---
                                        cd

Where:    a      = dividends and interest earned during the period.
          b      = expenses accrued for the period (net of reimbursements)
          c      = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d      = the maximum offering price per share on the last day of the period.

      In reports or other communications to shareholders of a Fund or in advertising materials, a Fund may compare its performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other relevant indices and industry publications. A Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole-the beta-or in absolute terms-the standard deviation.)

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

      Legal matters in connection with the issuance of the shares of SC-REMFs offered hereby will be passed upon by Mayer, Brown & Platt, 2000 Pennsylvania Ave., NW, Washington, DC, 20006, which will rely as to certain matters of Maryland law on[______________________].

      Arthur Andersen LLP has been appointed as independent accountants for SC-REMFs.

                              FINANCIAL STATEMENTS


      The audited Financial Statements of Security Capital Group Incorporated U.S. Real Estate Shares Incorporated for the period January 1, 1997 through December 31, 1997, are included herein.

Security Capital U.S. Real Estate Shares Incorporated
Schedule of Investments -- December 31, 1997
--------------------------------------------------------------------------------


  Shares                                                           Market Value
          COMMON STOCK -- REAL ESTATE
          INVESTMENT TRUSTS (REITs) -- 96.7%
          Office Properties -- 26.9%

 589,240  Equity office Properties Trust                            $18,597,878
 140,000  Prentiss Properties Trust                                   3,911,250
  67,900  Crescent Real Estate Equities Company                       2,673,563
  80,300  Boston Properties, Inc.                                     2,654,919
  65,000  Cornerstone Properties, Inc.                                1,247,187
  52,500  Cadillac Fairview Corporation #                             1,233,750
  28,400  Mack-Cali Realty Corporation                                1,164,400
                                                                    -----------
                                                                     31,482,947
          Multifamily -- 20.8%
 187,700  Apartment Investment & Management Company                   6,897,975
 150,000  Essex Property Trust, Inc.                                  5,250,000
 145,100  Charles E.  Smith Residential Realty, Inc.                  5,151,050
  95,300  Equity Residential Properties Trust                         4,818,606
  57,000  Bay Apartment Communities, Inc.                             2,223,000
                                                                    -----------
                                                                     24,340,631
          Hotel -- 14.9%
 312,500  Innkeepers USA Trust                                        4,843,750
 115,000  FelCor Suite Hotels, Inc.                                   4,082,500
  40,000  ITT Corporation #                                           3,315,000
 125,000  WHG Resorts & Casinos Inc. #                                2,781,250
  61,000  Capstar Hotel Company #                                     2,093,062
  22,200  Homestead Village, Inc. # +                                   334,388
                                                                    -----------
                                                                     17,449,950

                     See notes to the financial statements.

     [All required interim financial statements to be filed by amendment.]

--------------------------------------------------------------------------------

 Shares                                                          Market Value
         Storage -- 10.9%

323,200  Public Storage, Inc.                                    $  9,494,000
100,500  Storage Trust Realty                                       2,644,406
 23,200  Shurgard Storage Centers, Inc.                               672,800
                                                                 ------------
                                                                   12,811,206
         Regional Malls -- 8.0%

136,000  Urban Shopping Centers, Inc.                               4,743,000
164,100  The Macerich Company                                       4,676,850
                                                                 ------------
                                                                    9,419,850
         Industrial -- 7.4%

163,000  Pacific Gulf Properties, Inc.                              3,871,250
 91,500  Liberty Property Trust                                     2,613,469
110,000  Catellus Development Corporation #                         2,200,000
                                                                 ------------
                                                                    8,684,719
         Shopping Centers -- 5.5%

125,000  Developers Diversified Realty Corporation                  4,781,250
 46,500  Kimco Realty Corporation                                   1,639,125
                                                                 ------------
                                                                    6,420,375
         Factory Outlets -- 2.3%

 70,000  Chelsea GCA Realty, Inc.                                   2,673,125

         Total Common Stock-- Real Estate Investment
         Trusts (REITs) (Cost $100,097,665)                      ------------
                                                                  113,282,803


                     See notes to the financial statements.

--------------------------------------------------------------------------------

Principal Amount

          SHORT-TERM INVESTMENTS -- 0.3%
          Variable Rate Demand Notes* -- 0.3%

$135,576  Warner-Lambert Co., 5.4890%                            $    135,576
 134,756  Johnson Controls, Inc. 5.3276%                              134,756
 120,436  General Mills, Inc., 5.3277%                                120,436
   5,138  Pitney Bowes, Inc., 5.3276%                                   5,138
                                                                 ------------
          Total Short-Term Investments
          (Cost $395,906)                                             395,906
                                                                 ------------
          Total Investments-- 97.0%                               113,678,709
          (Cost $100,493,571)
          Other Assets in Excess of
          Liabilities -- 3.0%                                       3,553,475
                                                                 ------------
          NET ASSETS 100.0%                                      $117,232,184
                                                                 ============

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.
#     Non-income producing security.
+     An affiliate of the Fund.


                     See notes to the financial statements.

Security Capital U.S. Real Estate Shares Incorporated
Statement of Assets and Liabilities -- December 31, 1997
--------------------------------------------------------------------------------


ASSETS:
   Investments, at market value
        (cost $100,493,571)                                       $113,678,709
   Deferred organization costs                                          95,914
   Receivable for investment securities sold                         3,564,588
   Dividends receivable                                                505,998
   Interest receivable                                                  18,954
   Other assets                                                         21,560
                                                                  ------------
   Total Assets                                                    117,885,723
                                                                  ------------
LIABILITIES:
   Payable for investment securities purchased                         479,854
   Payable to investment adviser                                        64,882
   Accrued expenses and other liabilities                              108,803
                                                                  ------------
   Total Liabilities                                                   653,539
                                                                  ------------
NET ASSETS                                                        $117,232,184
                                                                  ------------
NET ASSETS CONSIST OF:
   Capital stock                                                  $101,731,755
   Accumulated undistributed net realized
        gain on investments                                          2,315,291
   Net unrealized appreciation on investments                       13,185,138
                                                                  ------------
   Total Net Assets                                               $117,232,184
                                                                  ============
CLASS I:
   Net assets                                                     $116,560,328
   Shares outstanding (50,000,000 shares
        of $0.01 par value authorized)                               9,755,880
   Net asset value and redemption price
        per share                                                       $11.95
                                                                  ============
CLASS R:
   Net assets                                                         $671,856
   Shares outstanding (50,000,000 shares
        of $0.01 par value authorized)                                  56,234
   Net asset value and redemption
        price per share                                                 $11.95
                                                                  ============


                     See notes to the financial statements.

Security Capital U.S. Real Estate Shares Incorporated
Statement of Operations -- December 31, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Dividend income                                                  $ 4,729,653
   Interest income                                                      141,838
                                                                    -----------
   Total investment income                                            4,871,491
                                                                    -----------
EXPENSES:
   Investment advisory fee                                              652,224
   Administration fee                                                    65,044
   Shareholder servicing and accounting costs                            43,220
   Custody fees                                                          19,550
   Federal and state registration                                        39,320
   Professional fees                                                     47,419
   Reports to shareholders                                               10,140
   Directors' fees and expenses                                          17,940
   Amortization of organization costs                                    22,185
   Distribution Expense -- Class I                                       12,396
   Distribution Expense -- Class R                                           67
   Other                                                                  2,640
                                                                    -----------
   Total expenses before reimbursement                                  932,145
   Less: Reimbursement from Adviser -- Class I                         (30,276)
   Less: Reimbursement from Adviser -- Class R                            (167)
                                                                    -----------
   Net expenses                                                         901,702
                                                                    -----------
NET INVESTMENT INCOME:                                                3,969,789
                                                                    ===========
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                   8,063,795
   Change in unrealized appreciation on investments                  12,889,384
                                                                    -----------
   Net realized and unrealized gain on investments                   20,953,179
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $24,922,968
                                                                    ===========


                     See notes to the financial statements.

Security Capital U.S. Real Estate Shares Incorporated
Statements of Changes in Net Assets -- December 31, 1997
--------------------------------------------------------------------------------


                                                   Year         December 20, 1996(1)
                                                   ended             through
                                             December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                       $  3,969,789        $    24,188
   Net realized gain on investments               8,063,795                  0
   Change in unrealized appreciation
        on investments                           12,889,384            295,754
                                               -------------------------------
   Net increase in net assets resulting
        from operations                          24,922,968            319,942

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                     92,737,305          9,926,736
   Shares issued to holders in reinvestment                                 --
        of dividends                              2,632,946
   Cost of shares redeemed                       (3,558,444)                --
                                               -------------------------------
   Net increase in net assets from capital       91,811,807          9,926,736
        share transactions

DISTRIBUTIONS TO SHAREHOLDERS:(2)
   From net investment income                    (3,626,176)                --

DISTRIBUTIONS TO CLASS R
   SHAREHOLDERS:(2)
   From net investment income                        (2,006)                --
   From net realized gains                          (31,388)                --
                                               -------------------------------
                                                    (33,394)                --
DISTRIBUTIONS TO CLASS I
   SHAREHOLDERS: (2)
   From net investment income                      (372,583)                --
   From net realized gains                       (5,717,116)                --
                                               -------------------------------
Subtotal                                         (6,089,699)                --
TOTAL INCREASE IN NET ASSETS                    106,985,506         10,246,678

NET ASSETS:
   Beginning of period                           10,246,678                 --
                                               -------------------------------
   End of period (including undistributed
        net investment income of $0 and
        $24,188, respectively)                 $117,232,184        $10,246,678
                                               ===============================

(1)   Inception date.
(2) On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. Distributions to shareholders from net investment income reflect activity for the Fund for the period January 1, 1997 through December 16, 1997 and for each respective class of shares for the period December 17, 1997 through December 31, 1997.

                     See notes to the financial statements.

Security Capital U.S. Real Estate Shares Incorporated Financial Highlights
--------------------------------------------------------------------------------


                                                      Year ended
                                                  December 31, 1997(2)     December 20, 1996(1)
                                                 ----------------------           through
                                                 Class I       Class R      December 31, 1996
                                              -----------------------------------------------
Per Share Data:
Net asset value, beginning of period          $      10.38     $  10.38        $     10.00
                                              -----------------------------------------------
Income from investment operations:
 Net investment income                                0.46(3)      0.46(3)            0.02
 Net realized and unrealized gain
  on investments                                      2.11         2.11               0.36
                                              -----------------------------------------------
 Total from investment operations                     2.57         2.57               0.38
                                              -----------------------------------------------
Less distributions:
 Dividends from net investment income                (0.46)       (0.46)              --
 Distributions from net realized gains               (0.54)       (0.54)              --
                                              -----------------------------------------------
 Total distributions                                 (1.00)       (1.00)              --
                                              -----------------------------------------------
Net asset value, end of period                $      11.95     $  11.95        $     10.38
                                              ===============================================
Total return(4)                                      25.20%       25.19%              3.77%
Supplemental data and ratios:
 Net assets, end of period                    $116,560,328     $671,856        $10,246,678
 Ratio of expenses to average net assets(6)           0.94%        0.95%              0.00%
 Ratio of net investment income to
  average net assets(5)(6)                            4.08%        4.07%             19.71%
 Portfolio turnover rate(7)                         104.17%      104.17%              0.00%
 Average commission rate paid per share(7)    $     0.0574     $ 0.0574        $    0.0601

(1)   Inception date.
(2) On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby the Fund's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.
(3) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)   Not annualized for the period December 20, 1996 through December 31, 1996.
(5)   Annualized for the period December 20, 1996 through December 31, 1996.
(6) Without expense reimbursements of $30,443 for the year ended December 31, 1997, the ratio of expenses to average net assets would have been 0.97% and 0.98% for Class I and Class R, respectively, and the ratio of net investment income to average net assets would have been 4.05% and 4.04% for Class I and Class R, respectively.
(7) Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

Security Capital
U.S. Real Estate Shares Incorporated
Notes to the Financial Statements -- December 31, 1997
--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Security Capital U.S. Real Estate Shares Incorporated (the "Fund") is a Maryland corporation, originally formed on December 20, 1996. The Fund is registered as a non-diversified, no-load, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of the Fund is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.


The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Each day, securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized costs, which approximates market value.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

--------------------------------------------------------------------------------

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

--------------------------------------------------------------------------------

2. CAPITAL SHARE TRANSACTIONS

On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. Transactions in shares of the Fund were as follows:

Period from 12/17/97 through 12/31/97:
---------------------------------------------------------------------------------------
                                                             Amount           Shares
                                                         -------------    -------------
Class I Shares:
 Reclassification of previous class                      $ 121,005,617        9,836,172
 Shares sold                                                      --               --
 Shares issued to holders in reinvestment of dividends          65,206            5,443
 Shares redeemed                                            (1,069,973)         (85,735)
                                                         -------------    -------------
 Net increase                                            $ 120,000,850        9,755,880
                                                         -------------    -------------
Class R Shares:
 Reclassification of previous class                      $     658,057           53,492
 Shares sold                                                     2,500              208
 Shares issued to holders in reinvestment of dividends          30,360            2,534


 Shares redeemed                                                  --               --



 Net increase                                            $     690,917            6,234
                                                         =============    =============


Period from 01/01/97 through 12/16/97:
---------------------------------------------------------------------------------------
                                                             Amount           Shares
                                                         -------------    -------------
Previous Class:
 Reclassification to Class I shares                      $(121,005,617)      (9,836,172)
 Reclassification to Class R shares                           (658,057)         (53,492)
 Shares sold                                                92,734,805        8,890,183
 Shares issued to holders in reinvestment of dividends       2,537,380          236,042
 Shares redeemed                                            (2,488,471)        (223,984)
                                                         -------------    -------------
 Net (decrease)                                          $ (28,879,960)        (987,423)
                                                         =============    =============

Period from 12/20/96 through 12/31/96:
 Shares sold                                             $   9,926,736          987,423
 Shares issued to holders in reinvestment of dividends            --               --
 Shares redeemed
 Net increase                                            $   9,926,736          987,423
                                                         =============    =============

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments by the Fund for the year ended December 31, 1997, were $177,958,403 and $95,319,551, respectively.

At December 31, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                                          $13,065,970
        (Depreciation)                                           (482,022)
                                                              -----------
        Net appreciation on investments                       $12,583,948
                                                              ===========

At December 31, 1997, the cost of investments for federal income tax purposes was $101,094,761.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS


The Fund has entered into an Investment Advisory Agreement with Security Capital Group Incorporated Global Capital Management Group Incorporated ("SCGCMG "), formerly Security Capital Group Incorporated Investment Research Group Incorporated. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.



SCGCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.00% and 1.15% of the net assets of the Class I and Class R Shares, respectively, computed on a daily basis, for the period December 17, 1997 through December 31, 1997. SCGCMG had voluntarily agreed to reimburse its management fee and other expenses to the extent the above mentioned total operating expenses exceeded the annual rate of 1.20% of the net assets of the Fund for the period April 15, 1997 through December 16, 1997.



SCGCMG also serves as the Fund's administrator. SCGCMG intends to charge the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.



Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, sub-administrator and accounting services agent for the Fund. Sub-administration fees will be calculated daily and payable monthly, at an annual rate of 0.06% of the first $200 million of the Fund's average daily net assets. Custodian, transfer agent fees and accounting services will be charged by Firstar according to contractual fee schedules agreed to by the Fund. All such expenses incurred through April 15, 1997 have been paid by SCGCMG, which does not intend to seek reimbursement from the Fund.


5. DISTRIBUTION AND SERVICING PLANS


The Fund has adopted plans with respect to the Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Plans, the Fund pays to Security Capital Group Incorporated Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.


The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. The Fund has made no payments pursuant to the Plans for the year ended December 31, 1997.

--------------------------------------------------------------------------------

6. FORMATION AND RE-ORGANIZATION


The Fund, formerly Security Capital Employee REIT Fund Incorporated, is a Maryland corporation, originally formed on December 20, 1996, as SCERF Incorporated ("SCERF"), a Maryland corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. This capital gain will be included in the consolidated income tax return of the sole shareholder of SCERF and will not affect the Fund's tax status for 1997. This will result in a lower required capital gain distribution for the Fund for calendar year 1997. As of December 31, 1997, $443,485 of the capital gain was realized for book purposes. As a result, at December 31, 1997, the tax basis of securities held was $559,261 higher than their basis for financial reporting purposes.


The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The Adviser has voluntarily agreed to absorb the amortization expenses in the Fund's first year. The amortization as of December 31, 1997 of $22,185 will be reimbursed to the Fund.

Report of Independent Public Accountants
--------------------------------------------------------------------------------


To the board of directors and shareholders of Security Capital
U.S. Real Estate Shares Incorporated:



We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares Incorporated (a Maryland corporation), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and the period from December 20, 1996 (date of inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares Incorporated as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from December 20, 1996 (date of inception) to December 31, 1996, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
February 2, 1998

    Security Capital Real Estate Mutual Funds Incorporated



                                   Form N-1A


                          Part C -- Other Information

Item 24. Financial Statements and Exhibits.

      (a) Financial Statements.

          All required Financial Statements are included in Item 23.

      (b) Exhibits:

          A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant.


      Following is a list of entities that for purposes of the Investment Company Act of 1940 are controlled by or under common control with Security Capital Real Estate Mutual Funds Incorporated:


                                               Jurisdiction of
                 Name                           Organization                  Basis of Control
---------------------------------------------  ---------------  ----------------------------------------------------
Security Capital Group Incorporated ("Group")  Maryland         No entity controls Group
SC Realty Incorporated ("SC REALTY")           Nevada           Ownership by Group of 100% of voting securities


Security Capital Preferred                     Maryland         Ownership by SC REALTY of 12.86% of voting
Growth ("SCPG")                                                 securities


Harbor Capital Incorporated                    Delaware         Ownership by SCPG of 100% of voting securities

Security Capital U.S. Realty Incorporated      Luxembourg       Ownership by SC REALTY of 32.88% of outstanding
("U.S.") Realty                                                 voting securities.

East Mixed-Use Realty Investors Trust          Maryland         Ownership by U.S. Realty of 50% of voting securities
West Mixed-Use Realty Investors Trust          Maryland         Ownership by U.S. Realty of 50% of voting securities
Midwest Mixed-Use Realty Investors Trust       Maryland         Ownership by U.S. Realty of 50% of voting securities


Security Capital Global Capital Group          Delaware         Ownership by Group of 100% of voting
Incorporated ("Global")                                         securities
Security Capital U.S. Realty, Inc.             Maryland         Ownership by SC REALTY of
(U.S.) Realty                                                   96.42% of voting securities
Shares Incorporated                                             Ownership by SC REALTY of 100% of
Security Capital EuroPacific Real Estate       Maryland         voting securities
Shares Incorporated                                             Ownership by SC REALTY of 34.6% of voting securities
Security Capital Global Realty                 Luxembourg       Ownership by Security Capital Global Realty
City & West End Properties S.A.                Luxembourg       of 96% of voting securities
                                                                Ownership by City & West End Properties S.A.
City & West End Property Investments SARL      Luxembourg       of 100% of voting securities




City & West End Services Limited               United Kingdom   Ownership by City & West End Property
                                                                Investments SARL of 100% of voting securities
City & West End Developments Limited           United Kingdom   Ownership by City & West End Property
                                                                Investments SARL of 100% of voting securities
City & West End Management Limited             United Kingdom   Ownership by City & West End Property
                                                                Investments SARL of 100% of voting securities
Akeler S.A.                                    Luxembourg       Ownership by Security Capital Global Realty
                                                                of 62.5% of voting securities
Akeler Property Investments SARL               Luxembourg       Ownership by Akeler S.A.  of 100% of voting
                                                                securities
Akeler Services Limited                        United Kingdom   Ownership by Akeler Property Investments
                                                                SARL of 100% of voting securities
Akeler Developments Limited                    United Kingdom   Ownership by Akeler Property Investments
                                                                SARL of 100% of voting securities
Akeler Management Limited                      United Kingdom   Ownership by Akeler Property Investments
                                                                SARL of 100% of voting securities
Belmont Corporation ("Belmont")                Delaware         Ownership by Group 100% of voting securities
Belmont One Corporation ("Belmont One")        Delaware         Ownership by Belmont of 100% of voting
                                                                securities
Belmont Two Corporation ("Belmont Two")        Delaware         Ownership by Belmont of 100% of voting
                                                                securities


Belmont Village L.P.                           Delaware         Ownership by Belmont One of 1% general
                                                                partnership interest and ownership by Belmont
                                                                Two of 99% limited partnership interest


Security Capital Group Incorporated BVI        Maryland         Ownership by Group of 100% of voting
Holdings Incorporated                                           securities


SCGPB Incorporated                             British Virgin   Ownership by Security Capital  BVI Holdings
                                               Islands          of 100% of voting securities


Security Capital Global Capital Management     Delaware         Ownership by Global of 100% of voting
Group Incorporated                                              securities
Security Capital Global Capital Management     Delaware         Ownership by Security Capital Global Capital
Group (Asia) Incorporated                                       Management Group Incorporated of 100%
                                                                voting securities
Security Capital Global Strategic Group        Maryland         Ownership by Global of 100% of voting
Incorporated                                                    securities
Security Capital Real Estate Research Group    Maryland         Ownership by Global of 100% of voting
Incorporated                                                    securities
Security Capital  Financial Services           Delaware         Ownership by Group of 100% of voting
Group Incorporated ("Financial Services")                       securities


SC Group Incorporated                          Texas            Ownership by Financial Services of 100% of
                                                                voting securities
Coast Services Incorporated                    Maryland         Ownership by SC Group Incorporated of 100%
                                                                of voting securities


Security Capital Group Incorporated Markets    Delaware         Ownership by Financial Services of 100% of
Group Incorporated                                              voting securities


Strategic Hotel Capital Incorporated           Delaware         Ownership by  Group of 49.65% of voting
                                                                securities

Strategic Hotel Funding LLC                    Delaware         Ownership by  Group of 100% of voting


                                                                securities
ES Philadelphia Airport Joint Venture          Pennsylvania     Ownership by Strategic Hotel Funding LLC of
                                                                90% of voting securities
GH Inn LLC                                     Illinois         Ownership by Strategic Hotel Funding LLC of
                                                                50% of voting securities
Imobilaris National Mexicana, S.A. de C.V.     Mexico           Ownership by Propanmer South DC CU.  of
                                                                99.99% of voting securities
Padres Place Hotel Ventura                     Louisiana        Ownership by Strategic Hotel Funding LLC of
                                                                1% of voting securities
Propanmex S.A. de C.V.                         Mexico           Ownership by SHC Mexico Holdings
                                                                Incorporated of 99.99% of voting securities
SHC Burbank LLC                                Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Mortgage Incorporated                      Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Paris - 1 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Paris - 2 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Paris - 3 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Paris - 4 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHCI Santa Monica Beach Hotel, L.L.C.          Delaware         Ownership by Strategic Hotel Funding, LLC of
                                                                100% of voting securities
SHC Paris - 5 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Paris - 6 LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
SHC Phoenix I LLC                              Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                60.5% of voting securities
SHC Phoenix II LLC                             Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                39.5% of voting securities
SHC Rancho LLC                                 Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                99% of voting securities
SHC San Francisco LLC                          Delaware         Ownership by Strategic Hotel Capital L.P.  of
                                                                100% of voting securities
SHC Santa Clara LLC                            Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                99% of voting securities
SHC Westward Look LLC                          Delaware         Ownership by Strategic Hotel Funding LLC of
                                                                100% of voting securities
Strategic Hotel Capital Limited Partnership    Delaware         Ownership by Group of 100% of voting securities
SHC Holdings LLC                               Delaware         Ownership by Group of 49.65% of voting securities
SHC Philadelphia LLC                           Delaware         Ownership by Group of 49.65% of voting securities

SHC Santa Clara LLC                             Delaware        Ownership by Group of 49.65% of voting securities
SHC Laguna Niguel LLC                           Delaware        Ownership by Group of 49.65% of voting securities
SHC Capitol LLC                                 Delaware        Ownership by Group of 49.65% of voting securities
Westport Inn LLC                                Delaware        Ownership by Group of 49.65% of voting securities
Westport Plaza LLC                              Delaware        Ownership by Group of 49.65% of voting securities
SHC Mexico Holdings Incorporated                Delaware        Ownership by Group of 49.65% of voting securities
Security Capital (EU) Management Holdings S.A.  Luxembourg      Ownership by Group of 100% of voting securities


Security Capital (EU) Management Group S.A.     Belgium         Ownership by Security Capital (EU) Holdings S.A. of 100% of
                                                                voting securities


Security Capital Global Management S.A.         Luxembourg      Ownership by Security Capital (EU)
                                                                Management Holdings S.A. of 100% of voting securities


Security Capital (EU) Management S.A.           Luxembourg      Ownership by Security Capital (EU)
                                                                Management Holdings S.A. of 100% of voting securities
Security Capital (UK) Management Limited        United Kingdom  Ownership by Security Capital (EU)
                                                                Management Holdings S.A. of 100% of voting securities
Security Capital (EU) Holdings S.A.             Luxembourg      Ownership by Security Capital (EU)
                                                                Management Holdings S.A. of 100% of voting securities
Security Capital U.S. Realty Management         United Kingdom  Ownership by Security Capital (UK)
Limited                                                         Management Limited of 100% of voting securities
Security Capital Global Realty Management       United Kingdom  Ownership by Security Capital (UK)
Limited                                                         Management Limited of 100% of voting securities
Security Capital International Limited          United Kingdom  Ownership by Security Capital (UK)
                                                                Management Limited of 100% of voting securities
Security Capital Global Capital Management      Belgium         Ownership by Security Capital (EU)
Group (Europe) S.A.                                             Management Holdings S.A. of 100% of voting securities


CarrAmerica Realty Corporation                  Maryland        Ownership by US Realty of 44.1% of voting securities
Storage USA, Inc.                               Tennessee       Ownership by US Realty of 38.3% of voting securities
Regency Realty Corporation                      Florida         Ownership by US Realty of 47% of voting securities
Pacific Retail Trust                            Maryland        Ownership by US Realty of 74.2% of voting securities

UGPT - Skypark, Inc.                          Delaware    Ownership by Urban Growth Property Trust of 99% of voting securities
Urban Growth Property Trust                   Maryland    Ownership by US Realty of 100% of voting securities
Urban Growth Property Limited Partnership     Delaware    Sole general partnership interest owned by Urban Growth Property Trust
LWP Associates LLC                            Maryland    Ownership by Urban Growth Property Trust of 50% of voting securities
Van Wells Realty Company, LLC                 Maryland    Ownership by Urban Growth Property Trust of 50% of voting securities
City Center Retail Trust                      Maryland    Ownership by US Realty of 99% of voting securities
City Center Retail Trust/McCaffrey            Delaware    Sole general partnership interest owned by City
Developments, L.P.                                        Center Retail Trust
CCRT I Incorporated                           Delaware    Ownership by City Center Retail Trust of 100% of voting securities
CCRT II Incorporated                          Delaware    Ownership by City Center Retail Trust of 100% of voting securities
CCRT McCaffrey Developments LLC               Delaware    Ownership by CCRT/McCaffrey Developments L.P.  of 100% of voting securities
Parking Services International Incorporated   Maryland    Ownership by US Realty of 9.4% of voting securities
NPC-1 Incorporated                            Maryland    Ownership by Parking Services International Incorporated of 100% of
                                                          voting securities
CWS Communities Trust                         Maryland    Ownership by US Realty of 100% of voting securities
CWS Communities L.P.                          Delaware    Sole general partnership interest owned by CWS Communities Trust
CWS Communities Incorporated                  Delaware    Ownership by US Realty of 100% of voting securities
CWS Management Services Incorporated          Delaware    Ownership by US Realty 100% of voting shares
Security Capital Industrial Trust ("SCI")     Maryland    Ownership by SC REALTY of 44.1% of voting securities
International Industrial Investments Inc.     Maryland    Ownership by SCI of 100% of voting securities
Security  Capital Logistar International      Delaware    Ownership by SCI of 100% of voting securities
 Incorporated
Security Capital Logistar Management          Delaware    Ownership by SCI of 100% of voting securities
 Services Incorporated
Logistar - Netherlands I SARL                 Luxembourg  Ownership by SCI of 100% of voting securities
Logistar France SARL I                        Luxembourg  Ownership by SCI of 100% of voting securities
Logistar SARL                                 Luxembourg  Ownership by SCI of 100% of voting securities
Logistar BV                                   Luxembourg  Ownership by SCI of 100% of voting securities
Security Capital Logistar International Fund  Luxembourg  Ownership by SCI of 100% of voting securities
 SCA
SCI Logistar Management SARL                  Luxembourg  Ownership by SCI of 100% of voting securities
Logistar Germany SARL                         Luxembourg  Ownership by SCI of 100% of voting securities
Logistar Italy SARL                           Luxembourg  Ownership by SCI of 100% of voting securities

Logistar Belgium SARL                      Luxembourg   Ownership by SCI of 100% of voting securities
Logistar Netherlands II SARL               Luxembourg   Ownership by SCI of 100% of voting securities
Logistar U.K.  SARL                        Luxembourg   Ownership by SCI of 100% of voting securities
Logistar Poland SARL                       Luxembourg   Ownership by SCI of 100% of voting securities


Logistar Spain SARL                        Luxembourg   Ownership by SCI of 100% of voting securities
Logistar France SAS                        Netherlands  Ownership by SCI of 100% of voting securities
Logistar France SARL                       Netherlands  Ownership by SCI of 100% of voting securities
Logistar Netherlands SARL                  Netherlands  Ownership by SCI of 100% of voting securities
Logistar Czech Republic SARL               Netherlands  Ownership by SCI of 100% of voting securities
Logistar France BV                         Netherlands  Ownership by SCI of 100% of voting securities
Logistar Spain BV                          Netherlands  Ownership by SCI of 100% of voting securities


CS Integrated LLC ("CSI")                  Delaware     Ownership by SCI of 100% of voting securities
Enterprise Refrigerated Services LLC       Delaware     Ownership by CSI of 100% of voting securities
CS Integrated Retail Services LLC          Delaware     Ownership by CSI of 100% of voting securities
CS Integrated-Texas Limited Partnership    Delaware     Ownership by CSI of 100% of voting securities
CS Integrated Investment Management LLC    Delaware     Ownership by CSI of 100% of voting securities
CS Integrated Investments Southwest LLC    Delaware     Ownership by CSI of 100% of voting securities
SCI Logistics Services Incorporated        Delaware     Ownership by SCI of 95% of voting securities


SCI Logistics Holdings LLC                 Delaware     Ownership by CSI of 100% of voting securities
1440 Goodyear Partners                     Texas        Sole general partnership interest owned by SCI


Red Mountain Joint Venture                 Texas        Sole general partnership interest owned by SCI
SCI Limited Partnership-I                  Delaware     Sole general partnership interest owned by SCI
SCI Limited Partnership-II                 Delaware     Sole general partnership interest owned by SCI
SCI Limited Partnership-III                Delaware     Sole general partnership interest owned by SCI
SCI Limited Partnership-IV                 Delaware     Sole general partnership interest owned by SCI IV, Inc.
SCI IV, Inc.                               Delaware     Ownership by SCI of 100% of voting securities
Security Capital Industrial Management     Delaware     Ownership by SCI of 100% of voting securities
Incorporated
SCI--Alabama(1) Incorporated               Maryland     Ownership by SCI of 100% of voting securities
SCI--Alabama(2) Incorporated               Maryland     Ownership by SCI of 100% of voting securities
Security Capital Alabama Industrial Trust  Alabama      Ownership of 100% of voting securities by
                                                        SCI--Alabama(1) Incorporated and SCI--Alabama(2)
                                                        Incorporated
SCI--North Carolina (1) Incorporated       Maryland     Ownership by SCI of 100% of voting securities
SCI--North Carolina (2) Incorporated       Maryland     Ownership by SCI of 100% of voting securities

SCI--North Carolina Limited Partnership    Delaware  Sole general partnership interest owned
                                                     by SCI--North Carolina(1) Incorporated
SCI Houston Holdings Inc.                  Delaware  Ownership by SCI of 100% of voting securities
SCI Mexico Industrial Trust                Maryland  Ownership of SCI of 100% non-voting preferred securities
SCI De Mexico SA DE CV                     Mexico    Ownership by SCI-DS Mexico of 100% of voting securities
SCI Development Services Incorporated      Delaware  Ownership by SCI of 100% of voting securities
SCI-DS Mexico Incorporated                 Maryland  Ownership by SCI Development Services 100% of voting securities
Security Capital Atlantic Incorporated     Maryland  Ownership by SC Realty of 49% of voting securities
("Atlantic")
SCG Realty Services Atlantic Incorporated  Delaware  Ownership by Atlantic of 100% of voting securities
SCA Florida Holdings(1) Incorporated       Florida   Ownership by Atlantic of 100% of voting securities
Atlantic Development Services              Delaware  Ownership by SCA of 100% of preferred stock
Atlantic-Tennessee Limited Partnership     Delaware  Ownership by SCA(3) and SCA(4)of 100% of voting securities
SCA Tennessee(3) Incorporated              Maryland  Ownership by SCA of 100% of voting securities
SCA Tennessee(4) Incorporated              Maryland  Ownership by SCA of 100% of voting securities
Atlantic--Alabama(3) Incorporated          Delaware  Ownership by Atlantic of 100% of voting securities
Atlantic--Alabama(4) Incorporated          Delaware  Ownership by Atlantic of 100% of voting securities
Atlantic Alabama Multifamily Trust         Alabama   Ownership of 100% of voting securities by Atlantic--Alabama(3)
                                                     Incorporated and Atlantic--Alabama(4) Incorporated
Atlantic--Alabama(5) Incorporated          Delaware  Ownership by Atlantic of 100% of voting securities
Atlantic--Alabama(6) Incorporated          Delaware  Ownership by Atlantic of 100% of voting securities
SCA Florida Holdings(2) Incorporated       Delaware  Ownership by Atlantic of 100% of voting securities
SCA Alabama Multifamily Trust              Alabama   Ownership by Atlantic-Alabama(5) Incorporated and
                                                     Atlantic-Alabama(6) Incorporated of 100% of
                                                     voting securities
SCA--South Carolina(1) Incorporated        Maryland  Ownership by Atlantic of 100% of voting securities
SCA--North Carolina(1) Incorporated        Maryland  Ownership by Atlantic of 100% of voting securities
SCA North Carolina(2) Incorporated         Maryland  Ownership by Atlantic of 100% of voting securities

SCA North Carolina Limited Partnership        Delaware  Sole general partnership interest owned
                                                        by SCA--North Carolina(1) Incorporated
SCA--Indiana Limited Partnership              Delaware  Sole general partnership interest owned
                                                        by SCA--North Carolina(1) Incorporated
SCA--Tennessee Limited Partnership            Delaware  Sole general partnership interest owned
                                                        by SCA--Tennessee(1) Incorporated
SCA--Tennessee(1) Incorporated                Delaware  Ownership by Atlantic of 100% of voting securities
SCA--Tennessee(2) Incorporated                Delaware  Ownership by Atlantic of 100% of voting securities


Security Capital Group Incorporated Atlantic  Delaware  Ownership by Atlantic of 100% of voting securities
Multifamily Inc.
Security Capital Group Incorporated Pacific   Maryland  Ownership by SC Realty of 36.0% of voting securities
Trust ("PTR")


SCG Realty Services Incorporated              Delaware  Ownership by PTR of 100% of voting securities
SCP Nevada Holdings 1 Incorporated            Nevada    Ownership by PTR of 100% of voting securities
SCP Utah Holdings 1 Incorporated              Utah      Ownership by PTR of 100% of voting securities
SCP Utah Holdings 2 Incorporated              Utah      Ownership by PTR of 100% of voting securities
SCP Utah Holdings 4 Incorporated              Utah      Ownership by PTR of 100% of voting securities
SCP Utah Holdings 5 Incorporated              Utah      Ownership by PTR of 100% of voting securities
PTR Multifamily Holdings Incorporated         Delaware  Ownership by PTR of 100% of voting securities
Spectrum Apartment Locators Inc.              Delaware  Ownership by PTR of 100% of voting securities
Las Flores Development Company                Texas     Ownership by PTR of 100% of voting securities
PTR Holdings (Texas) Incorporated             Texas     Ownership by PTR of 100% of voting securities
PTR-California Holdings (1) Incorporated      Maryland  Ownership by PTR of 100% of voting securities
Archstone Financial Services, Inc.            Delaware  Ownership by PTR of 100% of voting securities
PTR-California Holdings (2) Incorporated      Maryland  Ownership by PTR of 100% of voting securities
PTR-California Holdings (3) Incorporated      Delaware  Ownership by PTR of 100% of voting securities
PTR-New Mexico (1) Incorporated               Delaware  Ownership by PTR of 100% of voting securities
PTR Development Services                      Delaware  Ownership by PTR of 100% of preferred stock

Homestead Village Incorporated                Maryland  Ownership by SC REALTY (including its
                                                        subsidiaries) of 56.5% of voting securities


KC Homestead Village Redevelopment          Missouri  Ownership by Homestead Village
 Corporation                                          Incorporated of 100% of voting securities
Missouri Homestead Village Incorporated     Maryland  Ownership by Homestead Village
                                                      Incorporated of 100% of voting securities
Atlantic Homestead Village Limited          Delaware  Sole general partnership interest owned
 Partnership                                          by Atlantic Homestead Village(1) Incorporated
Atlantic Homestead Village(1) Incorporated  Maryland  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
Atlantic Homestead Village(2) Incorporated  Maryland  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
PTR Homestead Village(1) Incorporated       Maryland  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
PTR Homestead Village(2) Incorporated       Maryland  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
Homestead Alabama Incorporated              Alabama   Ownership by Homestead Village of 100% of
                                                      voting securities
BTW Incorporated                            Delaware  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
Homestead Village Management Incorporated   Delaware  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities


PTR Homestead Village Limited Partnership   Delaware  Sole general partnership interest owned by PTR Homestead Village(1)
BTW II Incorporated                         Delaware  Incorporated Ownership by Homestead Village
                                                      Incorporated of 100% of voting securities
BTW III Incorporated                        Delaware  Ownership by Homestead Village Incorporated
                                                      of 100% of voting securities
HVI Trust                                   Maryland  Ownership by Homestead Village Incorporated of
                                                      100% of voting securities


Item 26. Number of Holders of Securities.

                  TITLE OF CLASS                              NUMBER OF RECORD
                                                                   HOLDERS
           Shares of Beneficial Interest                       at May 31, 1998
           -----------------------------                       ---------------


Security Capital U.S. Real
 Estate Shares



     Class I Shares                                              [___________]
     Class R Shares                                              [___________]



Security Capital Real Estate
 Arbitrage Shares


     Class I Shares                                                    0
     Class R Shares                                                    0


Security Capital European Real
 Estate Shares


     Class I Shares                                                    0
     Class R Shares                                                    0


Security Capital Asia/Pacific
 Real Estate Shares
     Class I Shares                                                    0
     Class R Shares                                                    0


Item 27. Indemnification.


      Reference is made to Article Eighth of the Registrant's Articles of Incorporation, incorporated by reference to REMFF's Registration Statement on Form N-1A (File Nos. 333-20649 and 811-8033), filed with the Securities and Exchange Commission on January 29, 1997.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to its Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser.


      Security Capital Global Capital Management Group Incorporated ("SCGCMG "), 11 South LaSalle Street, Chicago, Illinois 60603, provides investment advisory services to institutional investors.


      For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee, reference is made to Prospectus and Statement of Additional Information contained in this registration statement.

Item 29. Principal Underwriter.


      (a) Security Capital Markets Group Incorporated ("SCMG"), the principal distributor for the Funds' securities, does not currently act as principal underwriter or distributor for any other investment company.


      (b) The table below sets forth certain information as to SCMG's Directors, Officers and Control Persons:

  Name and Principal               Positions and Offices               Positions and Offices
   Business Address                  with Underwriter                     with Registrant
   ----------------                  ----------------                     ---------------

Lucinda G. Marker*      President                                              None
K. Scott Canon**        Director and Senior Vice President                     None
Jeffrey A. Klopf*       Director, Secretary and Senior Vice President          None
Gerard de Gunzburg***   Senior Vice President                                  None
Donald E. Suter**       Managing Director                                      None
Robert H. Fippinger*    Vice President                                         None
Alison C. Hefele**      Senior Vice President                                  None
Garett C. House**       Vice President                                         None
Gerald R. Morgan, Jr.*  Assistant Controller                                   None
Jayson C. Cyr****       Assistant Controller                                   None

*     Principal business address is 125 Lincoln Avenue, Santa Fe, New Mexico,
      87501.
**    Principal business address is 11 South LaSalle Street, Chicago, Illinois
      60609.
***   Principal business address is 399 Park Avenue, 23rd Floor, New York, NY
      10022.
**** Principal business address is 7777 Market Center Avenue, El Paso, Texas 79912.

      (c) Not Applicable.

Item 30. Location of Accounts and Records.


      Certain of the records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by SC. REMFs's Investment Adviser and Administrator, Security Capital Global Capital Management Group Incorporated, 11 S. LaSalle Street, Chicago, Illinois 60603. The remainder of such records are maintained by [______] the Funds' Sub-Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 31. Management Services.

      There are no management-related service contracts not discussed in Part A or Part B.

Item 32. Undertakings.

      (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

      (b) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois on the 15th day of May, 1998.



                                    SECURITY CAPITAL
                                    REAL ESTATE MUTUAL FUNDS INCORPORATED




                                    By: /s/ Anthony R. Manno Jr.
                                       -----------------------------------------
                                       Anthony R. Manno Jr.
                                       Chairman, Managing Director and President



      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement of Security Capital Real Estate Mutual Funds has been signed below by the following persons in the capacities and on the 15th day of May, 1998.


       Signature                           Capacity                     Date



/s/ Anthony R. Manno Jr.             Chairman, Managing             May 15, 1998
----------------------------------   Director and President
Anthony R. Manno Jr.




/s/ Jeffrey C. Nellessen             Principal Financial Officer    May 15, 1998
----------------------------------
Jeffrey C. Nellessen




/s/ Jeffrey C. Nellessen             Comptroller                    May 15, 1998
----------------------------------
Jeffrey C. Nellessen




                                     Director                       May __, 1998
----------------------------------
Stephen F. Kasbeer




/s/ Anthony R. Manno Jr.             Director                       May 15, 1998
----------------------------------
Anthony R. Manno Jr.




                                     Director                       May __, 1998
----------------------------------
George F. Keane




/s/ Robert H. Abrams                 Director                       May 15, 1998
----------------------------------
Robert H. Abrams




/s/ John H. Gardner, Jr.             Director                       May 15, 1998
----------------------------------
John H. Gardner, Jr.

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------   -------------------------------------

  1*          Articles of Incorporation.

  2(a)*       By-Laws.

  2(b)***     Amended By-Laws.

  5(a)        Investment Advisory Contract. (To be filed by amendment.)

  5(b)        Amended Investment Advisory Contract. (To be filed by amendment.)

  5(c)        Sponsorship Agreement (To be filed by amendment.)

  6(a)        General Distributor's Agreement (To be filed by amendment.)

  6(b)        Distribution and Servicing Agreement (To be filed by amendment.)

  8           Custodian Agreement (To be filed by amendment.)

  9(a)        Transfer Agent Agreement (To be filed by amendment.)

  9(b) Fund Accounting and Administration Agreement (To be filed by amendment.)

  9(b)(i) Amended Fund Accounting and Administration Agreement (To be filed by amendment.)

  9(c)        Fund Accounting Servicing Agreement (To be filed by amendment.)

  10(a)** Opinion and Consent of Mayer, Brown & Platt regarding the legality of the securities being issued.

  11(a)       Consent of Mayer, Brown & Platt.

  11(b)       Report of Independent Public Accountants

  15(a)***    Rule 12b-1 Distribution and Service Plan for Class I Shares.

  15(b)***    Rule 12b-1 Distribution and Service Plan for Class R Shares.

  17          Financial Data Schedule.

  18***       Rule 18f-3 Multiple Class Plan.

                                   ----------


      * Incorporated herein by reference to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on January 29, 1997.



      ** Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's registration statement on Form N-1A (file Nos. 333-20649 and 811-9033) filed with the Securities and Exchange Commission on April 21, 1997.



      *** Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-90-33) filed with Securities and Exchange Commission on December 17, 1997.



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